Filed with the Securities and Exchange Commission on May 29, 1998

Securities Act File No.  33-64457
Investment Company Act File No.  811-7435
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933					[X]

Pre-Effective Amendment No.					[   ]
Post-Effective Amendment No. 14					[X]

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940			[X]

Amendment No. 15						[X]


Smith Barney Concert  Allocation Series Inc.
(Formerly, Smith Barney Concert Series Inc.)
(Exact Name of Registrant as Specified in Charter)

388 Greenwich Street, New York, NY 10013
 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: 212-816-6474

Christina T. Sydor, Esq.
Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013
 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

XXX	immediately upon filing pursuant to paragraph (b)

	on (date) pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(i)

	on (date) pursuant to paragraph (a)(i)

	75 days after filing pursuant to paragraph (a)(ii)

	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock.





SMITH BARNEY CONCERT SERIES INC.

FORM N-1A
CROSS REFERENCE SHEET


Part A
Item No.

Heading in the Prospectus


1. Cover Page

Cover Page


2.  Synopsis
Prospectus Summary


3.  Condensed Financial Information
Not Applicable


4. General Description of
Registrant
Cover Page; Prospectus Summary;
Investment Objectives and
Management Policies; Why Invest in
the Concert Series; Description of
Underlying Smith Barney Funds;
Additional Information; Appendix


5.  Management of the Fund
Prospectus Summary; Management of
the Concert Series; Additional
Information


6.  Capital Stock and Other
Securities
Prospectus Summary; Dividends,
Distributions and Taxes; Purchase
of Shares; Additional Information


7.  Purchase of Securities Being
Offered
Purchase of Shares; Valuation of
Shares


8.  Redemption or Repurchase


Redemption of Shares

9.  Legal Proceedings
Not Applicable





Part B
Item No.

Heading in Statement of Additional
Information



10.  Cover Page

Cover Page


11.  Table of Contents
Table of Contents


12.  General Information and History
Not Applicable


13. Investment Objectives and
Policies
Investment Objectives and Management
Policies


14.  Management of the Fund
Management of the Concert Series


15. Control Persons and Principal
Holders of
Securities
Management of the Concert Series



16.  Investment Advisory and Other
Services
Management of the Concert Series;
Additional Information


17.  Brokerage Allocation and Other
Practices


Not Applicable

18.  Capital Stock and Other
Securities
Additional Information


19.  Purchase, Redemption and Pricing
of
Securities Being Offered
Purchase of Shares; Redemption of
Shares; Valuation of Shares


20.  Tax Status
Taxes (See in the Prospectus
"Dividends, Distributions and Taxes")


21.  Underwriters
Not Applicable



22. Calculation of Performance Data
Performance


23.  Financial Statements
Financial Statements





PART A

                                 SMITH BARNEY

                        CONCERT ALLOCATION SERIES INC.





                                   [PICTURE]


                              P R O S P E C T U S


                                 MAY 29, 1998

                         Prospectus begins on page one






                                    [LOGO]

                                 SMITH BARNEY
                                 MUTUAL FUNDS
                          Investing for your future.
                                Every day.(TM)

PROSPECTUS
                                                              May 29, 1998

Smith Barney Concert Allocation Series Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

 Smith Barney Concert Allocation Series Inc. (the "Concert Series" or "Series") currently offers eleven professionally managed investment portfolios, six of which are offered by this Prospectus (each, a "Portfolio"). Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds ("Underlying Smith Barney Funds").

 The High Growth Portfolio seeks capital appreciation.

 The Global Portfolio seeks capital appreciation.

 The Growth Portfolio seeks long-term growth of capital.

 The Balanced Portfolio seeks a balance of growth of capital and income.

 The Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

 The Income Portfolio seeks high current income.

 This Prospectus sets forth concisely certain information about the Concert Series and each of the Portfolios that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Pro-spectus carefully and retain it for future reference.

 Additional information about each of the Portfolios is contained in a State-ment of Additional Information dated May 29, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Concert Series at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                               3
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             9
--------------------------------------------------
WHY INVEST IN THE CONCERT SERIES                12
--------------------------------------------------
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES   12
--------------------------------------------------
RISK FACTORS AND SPECIAL CONSIDERATIONS         14
--------------------------------------------------
PORTFOLIO TURNOVER                              15
--------------------------------------------------
DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS    15
--------------------------------------------------
VALUATION OF SHARES                             24
--------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES              25
--------------------------------------------------
PURCHASE OF SHARES                              25
--------------------------------------------------
EXCHANGE PRIVILEGE                              31
--------------------------------------------------
REDEMPTION OF SHARES                            33
--------------------------------------------------
MINIMUM ACCOUNT SIZE                            34
--------------------------------------------------
PERFORMANCE                                     34
--------------------------------------------------
MANAGEMENT OF THE CONCERT SERIES                35
--------------------------------------------------
DISTRIBUTOR                                     37
--------------------------------------------------
ADDITIONAL INFORMATION                          37
--------------------------------------------------
APPENDIX                                       A-1
--------------------------------------------------

--------------------------------------------------------------------------------
 No person has been authorized to give any information or to make any represen-tations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Concert Series or the Distributor. This Prospectus does not constitute an offer by the Concert Series or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby or securities of any Underlying Smith Barney Fund in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

 The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVES The Concert Series is an open-end, non-diversified man-agement investment company that currently offers eleven professionally managed investment portfolios. This Prospectus offers six Portfolios. The High Growth Portfolio seeks to provide capital appreciation. The Growth Portfolio seeks to provide long-term growth of capital. The Global Portfolio seeks to provide cap-ital appreciation. The Balanced Portfolio seeks to provide a balance of growth of capital and income. The Conservative Portfolio seeks to provide income and, secondarily, long-term growth of capital. The Income Portfolio seeks to provide high current income. Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds," which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Mutual Management Corp. ("MMC") (formerly Smith Bar-ney Mutual Funds Management Inc.) or Smith Barney Strategy Advisers Inc. ("SBSA") or Travelers Investment Management Company ("TIMCO") now or in the future acts as investment adviser. Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Management Poli-cies."

ALTERNATIVE PURCHASE ARRANGEMENTS Each Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

 Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% with respect to the High Growth Portfolio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio and up to 4.50% with respect to the Conservative Portfolio and the Income Portfolio. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Pro-spectus Summary--Reduced or No Initial Sales Charge." Class A shares of each Portfolio are subject to an annual service fee of 0.25% of the average daily net assets of the Class.

 Class B Shares. Class B shares of the High Growth Portfolio, the Growth Port-folio, the Global Portfolio and the Balanced Portfolio are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. Class B shares of the Con-servative Portfolio and the Income Portfolio are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. The CDSC may be waived for certain redemptions. Class B shares of the High Growth Port-folio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class B shares of the Con-servative Portfolio and the Income Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

 Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and dis-tributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

 Class C Shares. Class C shares are sold at net asset value with no initial sales charge; however, investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemp-tions. Class C shares of the High Growth Portfolio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class C shares of the Conservative Portfolio and the Income Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of a Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 Class Y Shares. Class Y shares are available only to investors meeting an ini-tial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

 In deciding which Class of Portfolio shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

 Intended Holding Period. The decision as to which Class of shares is more ben-eficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in a Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because a Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

 Finally, investors should consider the effect of the CDSC period and any con-version rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

 Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in a Portfolio. In addition, Class A share pur-chases of $500,000 or more, will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eli-gible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

 Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

 See "Purchase of Shares" and "Management of the Concert Series" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distribution and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available as investment alternatives under both of these programs. See "Purchase of Shares--Smith Bar-ney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account main-tained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Concert Series through the Series' transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in each class (except for Systematic Investment Plan accounts), or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Clas-ses. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. The minimum investment requirements for purchases of Portfolio Shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN Each Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subse-quent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quar-terly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF EACH PORTFOLIO MMC serves as each Portfolio's investment manager. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Hold-ings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travel-ers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

 MMC serves as the investment adviser of each of the Underlying Smith Barney Funds (other than Smith Barney Premium Total Return Fund and Smith Barney Small Cap Blend Fund Inc). SBSA, a wholly owned subsidiary of MMC, serves as investment adviser to Smith Barney Premium Total Return Fund and TIMCO, a wholly owned subsidiary of Holdings, serves as investment adviser to Smith Bar-ney Small Cap Blend Fund, Inc. See "Management of the Concert Series."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds, including the Underlying Smith Barney Funds held by the Portfolios, at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of each Portfolio for the prior day gener-ally will be quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS The Concert Series intends to pay dividends from net investment income monthly on shares of the Income Portfolio, quarterly on shares of the Conservative Portfolio and the Balanced Portfolio and annually on shares of the High Growth Portfolio, the Global Portfolio and the Growth Port-folio. Distributions of net realized capital gains, if any, are paid annually for each Portfolio. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein-vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS The assets of each Portfolio are invested in certain Underlying Smith Barney Funds, so each Portfolio's invest-ment performance is directly related to the investment performance of the Underlying Smith Barney Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds held to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by MMC. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 The value of the Underlying Smith Barney Funds' investments, and thus the net asset value of both those Underlying Smith Barney Funds' and the Portfolios' shares, will fluctuate in response to changes in market and economic condi-tions, as well as the financial condition and prospects of issuers in which the Underlying Smith Barney Funds invest. For a description of the risks involved in an investment in the Portfolios, see "Investment Objectives and Management Policies," "Description of the Underlying Smith Barney Funds" and the Appendix to this Prospectus.

EACH PORTFOLIO'S EXPENSES The following expense tables list the costs and expenses an investor will incur as a shareholder of each Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, each Portfolio's operating expenses for its most recent fiscal year:

                              APPLICABLE TO THE HIGH GROWTH PORTFOLIO,
                            THE GLOBAL PORTFOLIO(+), THE GROWTH PORTFOLIO
                                     AND THE BALANCED PORTFOLIO
                           --------------------------------------------------------
                             CLASS A        CLASS B        CLASS C        CLASS Y
-------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES
 Maximum sales charge
 imposed on purchases (as
 a percentage of offering
 price)                            5.00%          None           None           None
 Maximum CDSC (as a
 percentage of original
 cost or redemption
 proceeds, whichever is
 lower)                            None*          5.00%          1.00%          None
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE NET
ASSETS)
 Management fee                    0.35%          0.35%          0.35%          0.35%
 12b-1 fee**                       0.25           1.00           1.00            --
 Other expenses***                 None           None           None           None
-------------------------------------------------------------------------------------
TOTAL PORTFOLIO OPERATING
EXPENSES                           0.60%          1.35%          1.35%          0.35%
-------------------------------------------------------------------------------------
                              APPLICABLE TO THE CONSERVATIVE PORTFOLIO
                                      AND THE INCOME PORTFOLIO
                           --------------------------------------------------------
                             CLASS A        CLASS B        CLASS C        CLASS Y
-------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES
 Maximum sales charge
 imposed on purchases (as
 a percentage of offering
 price)                            4.50%          None           None           None
 Maximum CDSC (as a
 percentage of original
 cost or redemption
 proceeds, whichever is
 lower)                            None*          4.50%          1.00%          None
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE NET
ASSETS)
 Management fee                    0.35%          0.35%          0.35%          0.35%
 12b-1 fee**                       0.25           0.75           0.70            --
 Other expenses***                 None           None           None           None
-------------------------------------------------------------------------------------
TOTAL PORTFOLIO OPERATING
EXPENSES                           0.60%          1.10%          1.05%          0.35%
-------------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a con-version feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

*** Under the Asset Allocation and Administration Agreement with each Portfo-lio, MMC bears all expenses of each Class of each Portfolio other than the management fee, the 12b-1 fee and extraordinary expenses.

(+) The total Portfolio operating expenses for the Global Portfolio are esti-mated since no shares were outstanding during the Series' most recent fis-cal year.

 Class A shares of the Concert Series purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarter-ly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

 The sales charges and CDSCs set forth in the above tables are the maximum charges imposed on purchases or redemptions of each of the Portfolios' shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares of each Port-folio. Smith Barney also receives with respect to Class B and Class C shares of the High Growth Portfolio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio an annual 12b-1 fee of 1.00% of the value of average daily net assets of the respective Classes, consisting of a 0.75% distribution fee and a 0.25% service fee. For Class B shares of the Conservative Portfolio and the Income Portfolio, Smith Barney receives an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distri-bution fee and a 0.25% service fee. For Class C shares of the Conservative Portfolio and the Income Portfolio, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.45% distribution fee and a 0.25% service fee.

 The Portfolios will invest only in Class Y shares of the Underlying Smith Bar-ney Funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Under-lying Smith Barney Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Smith Barney Funds that are applicable to Class Y shareholders. The investment returns of each Portfolio, therefore, will be net of the expenses of the Underlying

Smith Barney Funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each Underlying Smith Bar-ney Fund held by a Portfolio, based on operating expenses for its most recent fiscal year:

UNDERLYING SMITH BARNEY FUND                          EXPENSE RATIO
-------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                  0.84%
Smith Barney Appreciation Fund Inc.                       0.59
Smith Barney Equity Funds
 Smith Barney Large Cap Blend Fund                        0.69
Smith Barney Fundamental Value Fund Inc.                  0.78
Smith Barney Funds, Inc.
 Large Cap Value Fund                                     0.60
 Short-Term U.S. Treasury Securities Fund                 0.50
Smith Barney Income Funds
 Smith Barney High Income Fund                            0.73
 Smith Barney Balanced Fund                               0.67
 Smith Barney Premium Total Return Fund                   0.76
 Smith Barney Convertible Fund                            0.85
 Smith Barney Diversified Strategic Income Fund           0.70
Smith Barney Investment Funds Inc.
 Concert Peachtree Growth Fund                            1.10
 Smith Barney Hansberger Global Value Fund*               1.35
 Smith Barney Hansberger Global Small Cap Value Fund*     1.45
 Smith Barney Contrarian Fund                             0.90
 Smith Barney Special Equities Fund                       0.80
 Smith Barney Government Securities Fund                  0.58
 Smith Barney Investment Grade Bond Fund                  0.69
Smith Barney Investment Trust
 Smith Barney Large Capitalization Growth Fund            0.82
Smith Barney Managed Governments Fund Inc.                0.62
Smith Barney Money Funds, Inc.
 Cash Portfolio                                           0.43
Smith Barney Natural Resources Fund Inc.*                 1.26
Smith Barney Small Cap Blend Fund, Inc.                   1.11
Smith Barney World Funds, Inc.
 International Equity Portfolio                           0.94
 Emerging Markets Portfolio*                              1.86
 European Portfolio*                                      1.55
 Pacific Portfolio*                                       3.12
 International Balanced Portfolio                         1.24
 Global Government Bond Portfolio                         0.89

--------------------------------------------------------------------------------

* Operating expenses of Class Y shares for Smith Barney Investment Funds Inc.-- Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Natural Resources Fund Inc. and Smith Bar-ney World Funds, Inc.--Emerging Markets Portfolio, European Portfolio and Pacific Portfolio are estimated because no Class Y shares were outstanding during each Fund's most recent fiscal year.

 Based on a weighted average of the Class Y expense ratios of Underlying Smith Barney Funds in which a particular Portfolio is expected to invest during the current fiscal year, the approximate expense ratios are expected to be as fol-lows: High Growth Portfolio, Class A 1.49%, Class B 2.24%, Class C 2.24% and Class Y 1.24%; Growth Portfolio, Class A 1.40%, Class B 2.15%, Class C 2.15% and Class Y 1.15%; Global Portfolio, Class A 1.89%, Class B 2.64%, Class C 2.64% and Class Y 1.64%; Balanced Portfolio, Class A 1.35%, Class B 2.10%, Class C 2.10% and Class Y 1.10%; Conservative Portfolio, Class A 1.31%, Class B 1.81%, Class C 1.76% and Class Y 1.06%; and Income Portfolio, Class A 1.25%, Class B 1.75%, Class C 1.70% and Class Y 1.00%. The expense ratios may be higher or lower depending on the allocation of the Underlying Smith Barney Funds within a Portfolio.

EXAMPLE The following example is intended to assist an investor in understand-ing the various costs that an investor in each of the Portfolios will bear directly or indirectly. The example assumes payment by each Portfolio of oper-ating expenses at the levels set forth in the table above and of its pro rata share of the Class Y expenses of the Underlying Smith Barney Funds (also as set forth above) in which a Portfolio is expected to invest during the current fis-cal year. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

            AN INVESTOR WOULD PAY THE       AN INVESTOR WOULD PAY THE
             FOLLOWING EXPENSES ON A        FOLLOWING EXPENSES ON THE
         $1,000 INVESTMENT, ASSUMING (1)  SAME INVESTMENT, ASSUMING THE
             5.00% ANNUAL RETURN AND           SAME ANNUAL RETURN
          (2) REDEMPTION AT THE END OF   BUT WITHOUT A REDEMPTION AT THE
                EACH TIME PERIOD:           END OF EACH TIME PERIOD:
         ------------------------------- -------------------------------
         1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------
High Growth Portfolio
 Class A  $64     $95    $127     $219    $64     $95    $127     $219
 Class B   73     100     130      239     23      70     120      239
 Class C   33      70     120      257     23      70     120      257
 Class Y   13      39      68      150     13      39      68      150
Growth Portfolio
 Class A   64      92     123      210     64      92     123      210
 Class B   72      97     125      229     22      67     115      229
 Class C   32      67     115      248     22      67     115      248
 Class Y   12      37      63      140     12      37      63      140
Global Portfolio
 Class A   68     106     147      260     68     106     147      260
 Class B   77     112     150      279     27      82     140      279
 Class C   37      82     140      297     27      82     140      297
 Class Y   17      52      89      194     17      52      89      194
Balanced Portfolio
 Class A   63      91     120      204     63      91     120      204
 Class B   71      96     123      224     21      66     113      224
 Class C   31      66     113      243     21      66     113      243
 Class Y   11      35      61      134     11      35      61      134
Conservative Portfolio
 Class A   58      85     114      196     58      85     114      196
 Class B   63      87     108      200     18      57      98      200
 Class C   28      55      95      207     18      55      95      207
 Class Y   11      34      58      129     11      34      58      129
Income Portfolio
 Class A   57      83     111      189     57      83     111      189
 Class B   63      85     105      193     18      55      95      193
 Class C   27      54      92      201     17      54      92      201
 Class Y   10      32      55      122     10      32      55      122
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Concert Series' annual report dated January 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Concert Series' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. No information is pre-sented for the Global Portfolio and Class Y shares of each Portfolio because no Class Y shares of each Portfolio and no shares of Global Portfolio were out-standing for the years shown.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

                            CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                          -------------------    -------------------    ------------------
HIGH GROWTH PORTFOLIO       1998    1997(/1/)      1998    1997(/1/)     1998    1997(/1/)
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $  12.41  $  11.40     $  12.41  $  11.40      $12.42    $11.40
--------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(/2/)                  0.11      0.20         0.03      0.08        0.03      0.08
 Net realized and
 unrealized gain              0.91      1.05         0.89      1.04        0.89      1.05
--------------------------------------------------------------------------------------------
Total Income from
Operations                    1.02      1.25         0.92      1.12        0.92      1.13
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.13)    (0.20)       (0.05)    (0.07)      (0.05)    (0.07)
 Net realized gains          (0.33)    (0.04)       (0.33)    (0.04)      (0.33)    (0.04)
--------------------------------------------------------------------------------------------
Total Distributions          (0.46)    (0.24)       (0.38)    (0.11)      (0.38)    (0.11)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $  12.97  $  12.41     $  12.95  $  12.41     $ 12.96   $ 12.42
--------------------------------------------------------------------------------------------
TOTAL RETURN                  8.25%    11.04%++      7.44%     9.91%++     7.44%    10.00%++
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000S)                    $259,212  $154,069     $230,142  $141,241     $27,845   $19,340
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                     0.60%     0.60%+       1.35%     1.35%+      1.35%     1.35%+
 Net investment income        1.00      2.79+        0.25      2.04+       0.25      2.04+
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         39%        0%          39%        0%         39%        0%
--------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

                            CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                          -------------------    -------------------    ------------------
GROWTH PORTFOLIO            1998    1997(/1/)      1998    1997(/1/)     1998    1997(/1/)
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $  12.32  $  11.40     $  12.33  $  11.40     $ 12.33   $ 11.40
--------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(/2/)                  0.31      0.33         0.22      0.23        0.22      0.24
 Net realized and
 unrealized gain              1.14      0.92         1.12      0.94        1.12      0.93
--------------------------------------------------------------------------------------------
Total Income From
Operations                    1.45      1.25         1.34      1.17        1.34      1.17
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.32)    (0.31)       (0.21)    (0.22)      (0.21)    (0.22)
 Net realized gains          (0.46)    (0.02)       (0.46)    (0.02)      (0.46)    (0.02)
--------------------------------------------------------------------------------------------
Total Distributions          (0.78)    (0.33)       (0.67)    (0.24)      (0.67)    (0.24)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $  12.99  $  12.32     $  13.00  $  12.33     $ 13.00   $ 12.33
--------------------------------------------------------------------------------------------
TOTAL RETURN                 11.82%    11.08%++     10.93%    10.32%++    10.92%    10.32%++
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                   $279,842  $161,026     $343,474  $211,434     $42,983   $31,279
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses:                    0.60%     0.60%+       1.35%     1.35%+      1.35%     1.35%+
 Net investment income        2.77      4.79+        1.96      4.04+       1.81      4.04+
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         41%        0%          41%        0%         41%        0%
--------------------------------------------------------------------------------------------

 (1) For the period from February 5, 1996 (inception date) to January 31,
     1997.

 (2) Net investment income per share includes short-term capital gain distri-butions from Underlying Funds.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

 FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

                            CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
                          -------------------   -------------------    ------------------
BALANCED PORTFOLIO          1998    1997(/1/)     1998    1997(/1/)     1998    1997(/1/)
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $  12.14   $ 11.40    $  12.14  $  11.40     $ 12.14   $ 11.40
-------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(/2/)                  0.58      0.45        0.48      0.37        0.46      0.37
 Net realized and
 unrealized gain              0.80      0.74        0.80      0.74        0.82      0.74
-------------------------------------------------------------------------------------------
Total Income From
Operations                    1.38      1.19        1.28      1.11        1.28      1.11
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.54)    (0.45)      (0.45)    (0.37)      (0.45)    (0.37)
 Net realized gains          (0.36)       --       (0.36)       --       (0.36)       --
-------------------------------------------------------------------------------------------
Total Distributions          (0.90)    (0.45)      (0.81)    (0.37)      (0.81)    (0.37)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $  12.62   $ 12.14    $  12.61  $  12.14     $ 12.61   $ 12.14
-------------------------------------------------------------------------------------------
TOTAL RETURN                 11.59%    10.64%++    10.67%     9.90%++    10.67%     9.90%++
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                   $166,806   $90,938    $193,791  $111,918     $27,473   $19,968
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                     0.60%     0.60%+      1.35%     1.35%+      1.35%     1.35%+
 Net investment income        4.79      4.88+       3.96      4.14+       3.69      4.14+
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         23%        0%         23%        0%         23%        0%
-------------------------------------------------------------------------------------------

 FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

                            CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
                          -------------------   -------------------    ------------------
CONSERVATIVE PORTFOLIO      1998    1997(/1/)     1998    1997(/1/)     1998    1997(/1/)
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $  11.90   $ 11.46    $  11.89  $  11.46     $ 11.89   $ 11.46
-------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(/2/)                  0.73      0.53        0.66      0.48        0.69      0.48
 Net realized and
 Unrealized gain              0.63      0.43        0.64      0.42        0.62      0.42
-------------------------------------------------------------------------------------------
Total Income From
Operations                    1.36      0.96        1.30      0.90        1.31      0.90
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.69)    (0.52)      (0.63)    (0.47)      (0.64)    (0.47)
 Net realized gains          (0.40)       --       (0.40)       --       (0.40)       --
-------------------------------------------------------------------------------------------
Total Distributions          (1.09)    (0.52)      (1.03)    (0.47)      (1.04)    (0.47)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $  12.17   $ 11.90    $  12.16  $  11.89     $ 12.16   $ 11.89
-------------------------------------------------------------------------------------------
TOTAL RETURN                 11.70%     8.57%++    11.21%     8.03%++    11.25%     8.08%++
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                   $ 51,233   $30,478    $ 48,584  $ 28,297     $ 5,386   $ 4,129
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                     0.60%     0.60%+      1.10%     1.10%+      1.05%     1.05%+
 Net investment income        6.17      5.66+       5.67      5.16+       5.72      5.21+
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         28%        0%         28%        0%         28%        0%
-------------------------------------------------------------------------------------------

(1) For the period from February 5, 1996 (inception date) to January 31, 1997.

(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized.

 FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

                           CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                          ------------------   ------------------   -----------------
INCOME PORTFOLIO           1998    1997(/1/)    1998    1997(/1/)    1998   1997(/1/)
--------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $ 11.53   $ 11.46    $ 11.53   $ 11.46    $11.53   $11.46
--------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(/2/)                 0.76      0.63       0.70      0.58      0.71     0.59
 Net realized and
 unrealized gain             0.52      0.07       0.52      0.07      0.52     0.07
--------------------------------------------------------------------------------------
Total Income From
Operations                   1.28      0.70       1.22      0.65      1.23     0.66
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income      (0.77)    (0.63)     (0.70)    (0.58)    (0.71)   (0.59)
 Net realized gains         (0.29)       --      (0.29)       --     (0.29)      --
--------------------------------------------------------------------------------------
Total Distributions         (1.06)    (0.63)     (0.99)    (0.58)    (1.00)   (0.59)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $ 11.75   $ 11.53    $ 11.76   $ 11.53    $11.76   $11.53
--------------------------------------------------------------------------------------
TOTAL RETURN                11.44%     6.39%++   10.93%     5.89%++  10.98%    5.94%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                   $29,574   $17,817    $26,563   $17,800    $3,568   $2,113
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                    0.60%     0.60%+     1.10%     1.10%+    1.05%    1.05%+
 Net investment income       6.62      6.32+      6.12      5.82+     6.17     5.87+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        28%        0%        28%        0%       28%       0%
--------------------------------------------------------------------------------------

(1) For the period from February 5, 1996 (inception date) to January 31, 1997.

(2) Net investment income per shares includes short-term capital gain distributions from Underlying Funds.

++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized.

WHY INVEST IN THE CONCERT SERIES

 The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experi-ence, time and personal resources. The Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversifica-tion. The Portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including IRAs, 401(k) corporate employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

 Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is deter-mined by MMC according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sud-den large-scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

 The Concert Series is an open-end, non-diversified, management investment com-pany that currently offers eleven managed investment portfolios, six of which are offered by this Prospectus. Each Portfolio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agreements. Initially, each Portfolio will invest in the Underlying Smith Barney Funds listed below.

 The investment manager for each Portfolio, MMC, will allocate investments for each Portfolio among Underlying Smith Barney Funds based on its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Concert Series which designates minimum and maximum percentages for each of the Underlying Smith Barney Funds.

 The High Growth Portfolio's investment objective is to seek capital apprecia-tion. The Growth Portfolio's investment objective is to seek long-term growth of capital. The Global Portfolio's investment objective is to seek capital appreciation. The Balanced Portfolio's investment objective is to seek a bal-ance of growth of capital and income. The Conservative Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital. The Income Portfolio's investment objective is to seek high current income. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

 In investing in Underlying Smith Barney Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Portfolio:

   Equity/Fixed Income Fund Range (Percentage of Each Portfolio's Net Assets)

TYPE OF FUND            TARGET  RANGE
---------------------------------------
High Growth Portfolio
 Equity                   90%  80%-100%
 Fixed Income             10%   0%- 20%
Growth Portfolio
 Equity                   70%  60%- 80%
 Fixed Income             30%  20%- 40%
Global Portfolio
 Equity                  100%  80%-100%
 Fixed Income              0%   0%- 20%
Balanced Portfolio
 Equity                   50%  40%- 60%
 Fixed Income             50%  40%- 60%
Conservative Portfolio
 Equity                   30%  20%- 40%
 Fixed Income             70%  60%- 80%
Income Portfolio
 Equity                   10%   0%- 20%
 Fixed Income             90%  80%-100%
---------------------------------------

 The Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.

          Investment Range (Percentage of Each Portfolio's Net Assets)

UNDERLYING SMITH BARNEY   HIGH GROWTH  GROWTH    GLOBAL   BALANCED  CONSERVATIVE  INCOME
FUND                       PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------
Smith Barney Aggressive
Growth Fund Inc.             10-30%     0-15%      0-20%     --          --          --
Smith Barney
Appreciation Fund Inc.        0-20%     0-30%      0-10%    0-20%       0-15%       0-10%
Smith Barney Equity
Funds:
 Smith Barney Large Cap
 Blend Fund                   0-20%     0-20%      0-20%    5-20%        --          --
Smith Barney Fundamental
Value Fund Inc.               0-20%     0-30%      0-10%    0-20%       0-15%       0-10%
Smith Barney Funds,
Inc.:
 Large Cap Value Fund         0-20%     0-20%      0-20%    5-20%       0-20%       0-15%
 Short-Term U.S.
 Treasury Securities
 Fund                          --       0-15%       --      0-20%       0-20%       5-30%
Smith Barney Income
Funds:
 Smith Barney High
 Income Fund                  0-20%     5-20%       --      0-15%       0-20%       0-25%
 Smith Barney Balanced
 Fund                          --       0-20%       --      0-20%       0-20%       0-15%
 Smith Barney Premium
 Total Return Fund             --        --         --      5-20%       5-25%       0-15%
 Smith Barney
 Convertible Fund              --        --         --      5-20%       5-15%       0-15%
 Smith Barney
 Diversified Strategic
 Income Fund                   --        --         --      5-25%      10-30%      10-30%
Smith Barney Investment
Funds Inc.:
 Concert Peachtree
 Growth Fund                  0-20%     0-20%      0-20%    0-15%        --          --
 Smith Barney Hansberger
 Global Small Cap Value
 Fund                         0-20%     0-10%      5-20%     --          --          --
 Smith Barney Hansberger
 Global Value Fund            0-25%     0-20%     15-35%    0-15%       0-10%        --
 Smith Barney Contrarian
 Fund                         0-20%     0-30%      0-10%    0-15%        --          --
 Smith Barney Special
 Equities Fund               10-30%     0-15%      0-20%     --          --          --
 Smith Barney Government
 Securities Fund              0-15%     0-20%       --      0-20%       5-20%       5-20%
 Smith Barney Investment
 Grade Bond Fund              0-15%     0-15%       --       --          --         0-15%
Smith Barney Investment
Trust
 Smith Barney Large
 Capitalization Growth
 Fund                         0-20%     0-20%      0-20%    0-15%        --          --
Smith Barney Managed
Governments Fund Inc.          --       0-15%       --      5-20%       5-25%       5-30%
Smith Barney Money
Funds, Inc.:
 Cash Portfolio               0-20%     0-20%      0-20%    0-25%       0-30%       0-30%
Smith Barney Natural
Resources Fund Inc.           0-10%     0-10%      0-15%    0-10%        --          --
Smith Barney Small Cap
Blend Fund, Inc.              0-25%     0-20%      0-20%    0-15%        --          --
Smith Barney World
Funds, Inc.:
 International Equity
 Portfolio                    5-25%     0-20%     10-35%    0-15%       0-10%       0-10%
 Emerging Markets
 Portfolio                    0-20%      --        0-20%     --          --          --
 European Portfolio            --        --        0-15%     --          --          --
 Pacific Portfolio             --        --        0-15%     --          --          --
 International Balanced
 Portfolio                    0-15%     0-10%       --      0-10%       0-10%       0-10%
 Global Government Bond
 Portfolio                    0-15%     0-15%       --      0-15%       0-20%       0-20%
------------------------------------------------------------------------------------------

 The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Under-lying Smith Barney Funds selected are expected in combination to be appropriate for a Portfolio's particular investment objective. If, as a result of apprecia-tion or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable percentage limitations set forth above, MMC will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING SMITH BARNEY FUNDS IN WHICH EACH PORTFO-LIO MAY INVEST, THE EQUITY/FIXED INCOME FUND TARGETS AND RANGES AND THE INVEST-MENT RANGES APPLICABLE TO EACH UNDERLYING SMITH BARNEY FUND MAY BE CHANGED FROM TIME TO TIME BY THE CONCERT SERIES' BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

 Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Port-folio of Smith Barney Money Funds, Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

 For information about the investment objectives of each of the Underlying Smith Barney Funds and the investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds," the Appendix to this Prospectus, the Statement of Addi-tional Information and the prospectus for each of the Underlying Smith Barney Funds.

 Year 2000. The investment management services provided to the Series by MMC and the services provided to shareholders by Smith Barney, the Series' Distrib-utor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and cal-culated. That failure could have a negative impact on the Series' operations, including the handling of securities trades, pricing and account services. MMC and Smith Barney have advised the Series that they have been reviewing all of their computer systems and actively working on necessary changes to their sys-tems to prepare for the year 2000 and expect that their systems will be compli-ant before that date. In addition, MMC has been advised by the Series' custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assur-ance that MMC, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Series services at that time.

RISK FACTORS AND SPECIAL CONSIDERATIONS


 Non-Diversified Investment Company. The Concert Series is a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Govern-ment Bond Portfolio, the International Balanced Portfolio and the Emerging Mar-kets Portfolio). The Concert Series intends to qualify as a diversified invest-ment company for the purposes of Subchapter M of the Code.

 Investing in Underlying Smith Barney Funds. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by MMC. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 Affiliated Persons. MMC, the investment manager of the Portfolios, and the officers and directors of the Concert Series presently serve as investment adviser, officers and directors, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Smith Barney Funds.

 Investment Practices of Underlying Smith Barney Funds. In addition to their principal investments, certain Underlying Smith Barney Funds may invest a por-tion of their assets in foreign securities; enter into forward currency trans-actions; lend their portfolio securities; enter into stock index, interest rate, currency and gold futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

 High Yield Securities. Certain Portfolios also may invest in an Underlying Smith Barney Fund that invests primarily in high yield, high risk securities, commonly referred to as "junk bonds". As a result, those Portfolios may be subject to some of the risks resulting from high yield investing. Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Portfolios will consider whether to increase or decrease their investment in the affected Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher cur-rent yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially sub-ject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising inter-est rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these invest-ment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Underlying Smith Bar-ney Fund.

 Market and Economic Factors. The Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

PORTFOLIO TURNOVER

 Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions; and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

 The turnover rates of the Underlying Smith Barney Funds have ranged from 1% to 367% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subse-quent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS


 The following is a concise description of the investment objectives and prac-tices for each of the Underlying Smith Barney Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Underlying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

EQUITY FUNDS The following Underlying Smith Barney Funds are funds that invest primarily in equity securities.

 Smith Barney Aggressive Growth Fund Inc. seeks capital appreciation by investing primarily in common stock of companies MMC believes are experienc-ing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index that measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility companies and 40 financial issues. MMC focuses its stock selection for the Fund on a diversified group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving sig-nificant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technol-ogies, techniques, products or services or cost-reducing measures, and may be affected by changes in management, capitalization or asset deployment, govern-ment regulations or other external circumstances.

 Although MMC anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may invest in convertible securities, preferred stocks, securities of foreign issuers, war-rants and restricted securities. The Fund also is authorized to borrow up to 33 1/3% of its total assets less liabilities for leveraging purposes. Securi-ties of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above average risk.

 Smith Barney Appreciation Fund Inc. seeks long-term appreciation of share-holders' capital. The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, pre-ferred stocks, warrants, rights and securities convertible into common stocks) that are believed to afford attractive opportunities for investment apprecia-tion. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, at the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. Typically, the Fund invests in middle- and larger-sized compa-nies, though it does invest in smaller companies whose securities may reasona-bly be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

 Smith Barney Fundamental Value Fund Inc.'s investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of com-mon stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities that are undervalued in the marketplace and, accordingly, have above-average poten-tial for capital growth. In general, the Fund invests in securities of compa-nies that are temporarily unpopular among investors but which MMC regards as possessing favorable prospects for earnings growth and/or improvements in the value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

 Smith Barney Special Equities Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities that are convertible into or exchangeable for such stocks, including warrants) that MMC believes to have superior appreciation potential. The Fund invests primarily in equity securi-ties of secondary growth companies, generally not within the S&P 500, as iden-tified by MMC. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies that appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new technology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose market capitalization is under $100 million. The Fund also may invest in small capitalization companies representative of the benchmarks against which the Fund's performance is frequently judged by utilizing an actively managed quan-titative investment strategy to isolate securities that are believed to have a high probability of outperforming their respective industry/sector peer groups. In implementing this strategy MMC is supported by investment professionals, including a team that is quantitatively oriented. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more estab-lished issuers.

 Smith Barney Contrarian Fund, an investment portfolio of Smith Barney Invest-ment Funds Inc., has as its investment objective long term growth of capital. The Fund attempts to achieve its objective by investing primarily in underval-ued or out of favor common stock and other securities, including debt securi-ties that are convertible into common stock and that are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfolio will primarily consist of these securities, the Fund may also invest in pre-ferred stocks and warrants when MMC perceives an opportunity for capital growth from such securities. The Fund may from time to time enter into futures con-tracts, write call options and purchase put options.

 The Large Cap Value Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primar-ily in common stocks of companies having a market capitalization of at least $5 billion that are considered by MMC (i) to be undervalued by the marketplace,
(ii) to offer potential opportunities not yet recognized by the marketplace, or
(iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy. Tempo-rary defensive investments or a higher percentage of debt securities may be held when deemed advisable by MMC. In the selection of common stock invest-ments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a por-tion of the assets may be invested in non-dividend paying stocks. The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in American Depository Receipts ("ADRs") representing shares in foreign securities that are traded in U.S. securities markets.

 Smith Barney Large Cap Blend Fund, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth by investing primarily in the equity securities of large capitalization companies with market capitalizations greater than $5 billion at the time of investment that exhibit growth and/or value attributes. When selecting stocks with growth potential, MMC will evaluate the specific financial characteristics of the issuer such as historical and forecasted earnings growth, sales growth, profitability and return on equity. When selecting stocks with value characteristics, MMC will typically be looking at companies that are perhaps growing more slowly but whose valuation may be below average relative to earnings and/or assets.
The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depository Receipts ("EDRs"). Under normal market conditions, the Fund will invest substantially all, but not less than 65%, of its assets in equity securities.

 Smith Barney Large Capitalization Growth Fund, an investment portfolio of Smith Barney Investment Trust, seeks long term growth of capital by investing in equity securities of companies with large market capitalizations. The Fund attempts to achieve its investment objective by investing primarily in equity securities consisting of common stocks which are believed to afford attractive opportunities for investment growth. The core holdings of the Fund are large capitalization companies that are dominant in their industries, global in scope and have a long history of performance. The Fund normally invests at least 65% of its total assets in these securities. The Fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Fund defines large market capitalization companies as those having $5 bil-lion or more market capitalization at the time of the Fund's investment. Compa-nies whose capitalization falls below this level after purchase will continue to be considered large market capitalization companies for purposes of the 65% policy.

 Under normal market conditions, the majority of the Fund's portfolio will con-sist of common stocks, securities convertible into common stock and rights to subscribe for common stock. The Fund may also contain money market instruments for cash management purposes such as U.S. government securities, repurchase agreements, and time deposits.

 Concert Peachtree Growth Fund seeks an investment objective of capital appre-ciation by investing in securities believed to have above average potential for capital appreciation. In attempting to achieve the Fund's investment objective, the Fund will use a disciplined approach to identify equity securities of com-panies having prospects of strong, sustainable earnings growth and that are believed to afford attractive opportunities for stock price appreciation. This disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. The Fund selects stocks for the portfolio by sorting a universe of 1500 stocks into deciles based on earnings and other valuation characteristics. Those stocks sorted into the top two deciles are further analyzed quantitatively and fundamentally to determine if they are attractive investments. In addition to determining which stocks may be attractive investments for the

Fund, this analysis is used to determine if a particular stock held in the Fund's portfolio continues to be an attractive investment and stocks appearing in the bottom two deciles are sold. Although the Fund may invest in the stocks of smaller capitalized companies, the Fund's assets will be invested primarily in the stock of mid- and larger-capitalized companies.

 MMC uses a flexible management style to select what it believes to be unusu-ally attractive growth investments on an individual company basis. Such securi-ties will typically be issued by small capitalization companies, larger compa-nies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Fund may also invest in companies in cyclical industries during periods when their securities appear overly depressed and therefore attractive for capital appreciation. In addition to common stocks of companies, they may invest in securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or con-vertible debentures, and warrants.

 Smith Barney Small Cap Blend Fund, Inc. seeks long term capital appreciation by investing primarily (at least 65% of its total assets) in the common stocks of U.S. companies with relatively small market capitalizations at the time of investment. Companies with relatively small market capitalization are defined as those which fall in the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values above $100 million. TIMCO, the investment manager to the Fund, will select stocks based on a disciplined quan-titative screening process that seeks a combination of attractive relative value and earnings growth.

 In order to provide consistent relative performance, the Fund will hold a portfolio that is comparable to the Russell 2500 Stock Index in terms of over-all risk, economic sector weightings, and market capitalization. The Russell 2500 is a broad based index of the smaller cap segment of the U.S. stock mar-ket. By linking its investment strategy to the Russell 2500 Stock Index, the Fund will provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values of greater that $100 million. However, the Fund is not an index fund and is not limited to investing in the stocks that comprise the Russell 2500 Stock Index. Over time, the Fund is expected to exhibit perfor-mance volatility that is similar to that of the Russell 2500 Stock Index. Of course, there can be no assurance that the Fund's total return, before or after expenses, will match or exceed that of the Russell 2500 Stock Index.

 Smith Barney Natural Resources Fund Inc. seeks long-term capital appreciation by investing primarily in "Natural Resource Investments." Natural Resource Investments are defined as equity and debt securities of issuers which: (1) own or process natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products; (2) own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; (3) participate in the exploration and development, trans-portation, distribution and/or processing of natural resources; (4) own or con-trol oil, gas, or other mineral leases, rights or royalties; (5) provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment; (6) develop or participate in energy-efficient technolo-gies; and (7) are involved in the upgrading or processing of raw commodities into intermediate products. The Fund may also invest in gold bullion and gold coins. (A company is considered a "Natural Resources Investment" when it derives at least 50% of its total revenue from a business or activity described above.)

 Under normal market conditions, the Fund will invest at least 65% of its assets in Natural Resource Investments. Up to 35% of the Fund's assets may be invested in companies not in the natural resources area, investment grade cor-porate debt securities, U.S. Government securities and, for cash management purposes, money market instruments. For temporary defensive purposes, the Fund may invest in excess of 35% in money market instruments.

 The Fund may utilize up to 10% of its assets to purchase put options on secu-rities it owns and up to an additional 10% of its assets to purchase call options on securities it may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. It also may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide movements affecting that portion of its assets invested in the country whose stocks are subject to the hedges.

 The composition of the portfolio of the Fund will vary depending on the deter-mination of MMC, of how best to achieve long-term capital appreciation. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Debt securities the Fund may acquire include bonds, notes and debentures of companies and governments. The Fund may invest in debt securities when MMC believes they will enhance the Fund's ability to achieve long-term capital appreciation. The Fund may invest in fixed-income securities that are rated as low as B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if unrated, are deemed by MMC to be of comparable quality. The medium- and lower-rated securities in which the Fund may invest, some of which have speculative characteristics, may be subject to greater market fluctuation and greater risk of loss of income or principal than higher rated securities.

 Because issuers of Natural Resource Investments often are located outside the United States, a significant portion of the Fund's investments may consist of securities of foreign issuers. The percentage of assets invested in particular countries or regions will change from time to time in accordance with the judg-ment of MMC, which may be based on, among other things, consideration of the political stability and economic outlook of these countries or regions.

 Smith Barney Premium Total Return Fund, an investment portfolio of Smith Bar-ney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds that may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt secu-rities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

 Smith Barney Hansberger Global Value Fund, seeks long-term capital growth by investing primarily in equity securities of companies in any country including the United States, which in the opinion of MMC and Hansberger Global Investors, Inc. ("Hansberger") are undervalued. Income will be an incidental considera-tion. The Fund seeks to invest in companies whose securities are trading at the greatest discount to future earnings, cash flow and/or net asset value and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Under normal market conditions, the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, Global Deposi-tory Receipts ("GDRs") and other depository receipts.

 Smith Barney Hansberger Global Small Cap Value Fund, seeks long term capital growth by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations which in the opinion of MMC and Hansberger are undervalued. Income will be an incidental consideration. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in (1) companies located in developing countries with individual market capitalizations of less than $750 million U.S. dollars (at the time of purchase) and (2) companies located in developed countries with individual mar-ket capitalizations of less than $1.5 billion U.S. dollars (at the time of pur-chase). Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, GDRs and other depository receipts.

 The Emerging Markets Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets through a port-folio invested primarily in securities of emerging country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convert-ible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high potential for capital appreciation, especially in countries where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom, Sweden, Norway, Finland, Denmark, Holland, Germany, Switzer-land, Belgium, France, Italy, Spain, Japan, Australia, Austria and Luxembourg. The Fund is a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

 The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), not-withstanding that the Fund may not anticipate that such securities will experi-ence substantial capital appreciation. The Fund also may invest in debt securi-ties issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

 The International Equity Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of divi-dend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers.

Investments may be made for capital appreciation or for income or any combina-tion of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund may borrow up to 25% of the value of its assets for investment purposes, which involves certain risk considerations.

 The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may tem-porarily invest all or a major portion of its assets in U.S. government securi-ties or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

 European Portfolio, an investment portfolio of Smith Barney World Funds, Inc. seeks long-term capital appreciation by investing primarily in the equity secu-rities of issuers based in European countries including countries located in Western Europe ( France, Germany and the United Kingdom) and Eastern Europe (Czech Republic, Poland and the countries of the former Soviet Union). The Fund seeks to identify countries and industries with above-average growth rates, the assessment of currency factors and the identification of companies in those countries and industries with above-average growth in earnings. In addition to investing up to 65% of its assets in equity securities, the Fund may invest up to 35% of its assets in other kinds of securities such as convertible bonds, warrants, Samurai and Yankee bonds, ADRs and money market securities.

 Pacific Portfolio, an investment portfolio of Smith Barney World Funds, Inc. seeks long-term capital appreciation through investing primarily in equity securities of companies in Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, the People's Republic of China, Singapore, Thailand, and Taiwan ("Asian Pacific Countries"). The Fund's investments will consist primarily of 1) securities traded principally on stock exchanges in Asia Pacific Countries, 2) securities of companies that derive 50% or more of their total revenue from either goods produced, sales made, or services per-formed in the Asia Pacific Countries, and 3) securities (including ADRs) of companies organized under the laws of an Asia Pacific Country that are publicly traded on recognized securities exchanges outside of the Asia Pacific Coun-tries.

FIXED INCOME FUNDS The following Underlying Smith Barney Funds invest primarily in fixed income securities, including the money market fund in which each Port-folio may invest and which may serve as the cash reserve portion of each Port-folio.

 Smith Barney High Income Fund, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, MMC may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that MMC deems of compara-ble quality. The lower-rated bonds are commonly known as "junk bonds". Bonds of this type are subject to a greater risk of loss of principal and interest. How-ever, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when MMC believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

 Smith Barney Investment Grade Bond Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capi-tal. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securities: corpo-rate bonds rated Baa or better by Moody's or BBB or better by S&P; U.S. govern-ment securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion; and high-yielding common stocks and war-rants. A reduction in the rating of a security does not require the sale of the security by the Fund.

 Smith Barney Government Securities Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks high current return by investing in obliga-tions of, or guaranteed by, the U.S. government, its agencies or instrumentali-ties (including, without limitation,

Treasury bills and bonds, mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its portfolio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. government securities (including futures contracts and options thereon and options relating to U.S. government securities).

 The Short-Term U.S. Treasury Securities Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidi-ty. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. government. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approximately three years. Pending direct investment in U.S. Treasury debt securities, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market varia-tions, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions.

 The Board of Directors of Smith Barney Funds, Inc. has approved of changes in the investment policies of the Fund and a related name change. It is antici-pated that these changes will become effective on or about July 2, 1998.

 The name of the Fund will change to "Short-Term High Grade Bond Fund." The Fund's investment objective will remain current income, preservation of capital and liquidity; however, the Fund will be authorized to invest in investment-grade corporate debt securities, bank obligations and a variety of U.S. Govern-ment Securities (including mortgage-backed securities and other U.S. government agency securities) in seeking to achieve its objective.

 Smith Barney Managed Governments Fund Inc. seeks high current income consis-tent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mort-gage-backed securities issued or guaranteed by GNMA, the Federal National Mort-gage Association ("FNMA") and FHLMC. Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermedi-ate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repur-chase agreements with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government securities for which the princi-pal repayment at maturity, while paid in U.S. dollars, is determined by refer-ence to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

 Smith Barney Diversified Strategic Income Fund, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through invest-ment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by MMC based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securities among which the Fund's assets will be pri-marily allocated are: obligations issued or guaranteed as to principal and interest by the United States government; mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corpo-rate securities; and foreign government securities. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

 Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent invest-ment quality as determined by MMC. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by MMC to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

 In general, the Fund may invest in debt securities issued by foreign govern-ments or any of their political subdivisions that are considered stable by Smith Barney Global Capital Management, Inc., the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

 The Global Government Bond Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreci-ation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denomi-nated in various currencies, including U.S. dollars, or in multinational cur-rency units, such as the European Currency Unit. Except with respect to govern-ment securities of less developed countries, the Fund invests in foreign gov-ernment securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of MMC.

 Under normal circumstances, the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of U.S. or foreign corporations and financial institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of com-parable quality.

 The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industri-alized countries) that MMC believes to pose limited credit risks. These coun-tries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Germany. Invest-ments may be made from time to time in government securities, including loan assignments and loan participations, of less developed countries. Such coun-tries currently include Argentina, Brazil, Bulgaria, Czech Republic, Ecuador, Hungary, Indonesia, Lithuania, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Slovakia, South Africa, Thailand, Turkey, Uruguay and Venezuela. Coun-tries may be added to or deleted from this list as economic and political con-ditions warrant. Historical experience indicates that the markets of less developed countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. MMC does not intend to invest more than 10% of the Fund's assets in the government securi-ties of less developed countries and will not invest more than 5% of the Fund's assets in the government securities of any one such country. Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and comparable unrated securities) are the equiv-alent of high yield, high risk bonds. Such securities are regarded as predomi-nantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, and political conditions, whether or not occurring within the issuers' borders. Under normal market conditions the Fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Fund's total assets.

 The Cash Portfolio is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Fund may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obliga-tions and related repurchase agreements. The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

 The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a contin-uous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (se-curities used as collateral for repurchase agreements are not subject to these restrictions).

 The Fund's investments are limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs," securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are S&P, Moody's, Duff and Phelps Credit Rating Co., Fitch IBCA, Inc. and Thomson BankWatch.

 For purposes of the equity/fixed income fund allocation targets and ranges applicable to each Portfolio (see page 12 above), each of the following Under-lying Smith Barney Funds is considered to be an equity fund with respect to 50% of a Portfolio's investment in such Fund and an income fund with respect to the remaining 50% of such Portfolio's investment.

 The Smith Barney Convertible Fund, an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income secu-rities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exercise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by MMC to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock and, for temporary defensive purposes, may invest in these secu-rities without limitation.

 The Smith Barney Balanced Fund, an investment portfolio of Smith Barney Income Funds, seeks income and capital appreciation by investing approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities.

 The equity portion of the Fund will purchase common stocks, preferred stocks, warrants and securities convertible into common stocks, which are deemed to afford attractive opportunities for capital appreciation and income. The Fund may invest in securities of companies with attractive relative valuations based on underlying assets or earnings potential, as well as the securities of companies with favorable growth prospects. In analyzing securities for invest-ment, MMC will consider many factors including, but not limited to, historical and future earnings and growth potential, current market valuation, management strategy and economic and financial factors that may affect the price of the securities. The Fund will invest in a broadly diversified portfolio across a wide range of industries consisting of middle to large capitalization compa-nies, though it may on occasion invest in smaller capitalized companies when, in the opinion of MMC, such companies offer attractive capital appreciation opportunities.

 The fixed-income portion of the Fund will invest in a diversified portfolio of debt and other fixed-income securities, which are believed to afford oppor-tunities for income and capital appreciation. Fixed-income securities in which the Fund will invest include obligations of the U.S. government, its agencies and instrumentalities, corporate securities (including bonds, notes, preferred and convertible issues), mortgage backed and asset-backed securities. The fixed-income management strategies will be driven by the shape of the yield curve and yield spread analysis. There are no maturity restrictions on the fixed- income securities in which the Fund invests. Under normal market condi-tions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

 The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade by a nationally recognized statistical rating organization. Such securities are commonly referred to as "junk bonds." The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other nationally recognized statistical rat-ing organizations, securities of comparable quality as determined by MMC. While this portion of the securities held by the Fund is expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, it may be subject to greater risk of loss of income and principal and is more speculative in nature.

 The International Balanced Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal market conditions, the Fund will invest its assets in an international portfo-lio of equity securities (consisting of dividend and non-dividend paying com-mon stocks, preferred stocks, convertible securities, ADRs and rights and war-rants to such securities) and debt securities (consisting of corporate debt securities, sovereign debt instruments issued by governments or governmental entities, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on MMC's views on current market and economic con-ditions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percentage or amount of the Fund's assets that may be invested for growth or income.

 The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries outside of the U.S. The Fund will invest in a broad range of industries and sectors and will mainly invest in securities issued by companies with market capitalization of at least $50,000,000. The Fund may invest in companies orga-nized or governments located in any area of the world. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of compa-nies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

 The debt securities in which the Fund invests generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated as investment grade (or deemed by MMC to be of comparable quality) at the time of purchase. Debt securities of emerging market countries may be rated below investment grade and could include securities that are in default as to payments of principal or interest. Up to 25% of the total assets of the Fund may be invested in securities of emerging market countries.

 PERFORMANCE OF UNDERLYING SMITH BARNEY FUNDS

 The following chart shows the average annual total returns (unaudited) for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter and giving effect to the maximum appli-cable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1997.

                                                                   AVERAGE ANNUAL
                                                                    TOTAL RETURNS
                                                                       THROUGH                 30-DAY
                               NET ASSETS OF ALL                  DECEMBER 31, 1997          YIELD FOR
                                 CLASSES AS OF                   ----------------------     PERIOD ENDED
                               DECEMBER 31, 1997 INCEPTION        ONE     FIVE    TEN       DECEMBER 31,
 UNDERLYING SMITH BARNEY FUND      ($000'S)        DATE    CLASS  YEAR    YEARS  YEARS          1997
--------------------------------------------------------------------------------------------------------
Smith Barney Aggressive
 Growth Fund Inc.                  $ 798,659     10/24/83    A    22.01 %  9.38%  15.64 %        --
Smith Barney Appreciation
 Fund Inc.                         4,188,695     03/10/70    A    19.95   14.69   14.64          --
Smith Barney Equity
 Funds:
 Smith Barney Large Cap
  Blend Fund                         429,560     11/06/92     A   16.57   13.49   13.26 (+)      --
Smith Barney Fundamental
 Value Fund Inc.                   1,569,046     11/12/81    A     9.49   15.29   14.99          --
Smith Barney Funds, Inc.:
 Large Cap Value Fund              1,010,052     01/01/72    A    21.45   15.87   14.22          --
 Short-Term U.S. Treasury
  Securities Fund                    100,885     11/11/91    A     6.73    5.20    5.67 (+)     5.41%
Smith Barney Income
 Funds:
 Smith Barney High Income
  Fund                             1,390,837     09/02/86    B     7.97   10.79    9.68         7.35
 Smith Barney Balanced
  Fund                             1,160,422     03/28/88    B    15.30    9.81    9.91 (+)      --
 Smith Barney Premium
  Total Return Fund                4,094,715     09/16/85    B    19.55   15.72   16.38          --
 Smith Barney Convertible
  Fund                               134,833     09/02/86    B    10.88   10.08   10.26         2.83
 Smith Barney Diversified
  Strategic Income Fund            2,941,695     12/28/89    B     2.60    7.90    7.48 (+)     5.98
Smith Barney Investment
 Funds Inc.:
 Concert Peachtree Growth
  Fund                               224,049     06/30/95    A    (0.10)    --    11.26 (+)      --
 Smith Barney Hansberger
  Global Value Fund                   53,405     12/19/97    A      --      --    (3.51)(+)      --
 Smith Barney Hansberger
  Global Small Cap Value
  Fund                                17,162     12/19/97    A      --      --    (4.72)(+)      --
 Smith Barney Contrarian
  Fund                               960,180     06/30/95    A     7.99     --    10.21 (+)      --
 Smith Barney Special
  Equities Fund                      566,177     12/13/82    B   (11.06)  11.81   10.81          --
 Smith Barney Government
  Securities Fund                    574,256     03/20/84    B     6.32    6.32    8.19         5.91
 Smith Barney Investment
  Grade Bond Fund                    550,179     01/04/82    B    11.94   10.55   10.82         6.43
Smith Barney Investment
 Trust
 Smith Barney Large
  Capitalization Growth
  Fund                               433,696     08/29/97    A      --      --     0.16 (+)      --
Smith Barney Managed
 Governments Fund Inc.               550,549     09/04/84    A     4.54    5.74    7.72         6.36
Smith Barney Natural
 Resources Fund Inc.                 101,818     12/24/86    A   (14.37)   9.06    0.33          --
Smith Barney Small Cap
 Blend Fund, Inc.                    164,253     01/23/90    A    21.81   13.60   10.83 (+)      --
Smith Barney World Funds,
 Inc.:
 International Equity
  Portfolio                        1,260,845     02/18/86    A    (3.18)   9.46   10.59          --
 European Portfolio                   42,421     02/07/94    A    (3.29)    --     9.67 (+)      --
 Pacific Portfolio                     7,325     02/07/94    A   (33.04)    --   (13.37)(+)      --
 Emerging Markets
  Portfolio                           31,835     05/12/95    A   (13.75)    --    (2.16)(+)      --
 International Balanced
  Portfolio                           65,501     08/25/94    A   (11.13)    --     3.00 (+)      --
 Global Government Bond
  Portfolio                          141,191     07/22/91    A     3.31     --     8.19 (+)     4.34
-----------

+ inception (less than 10 years)
--------------------------------------------------------------------------------

 For the seven-day period ended December 31, 1997, the yield for the Cash Port-folio of Smith Barney Money Funds, Inc. was 5.09% and the effective yield was 5.22%.

 The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert Series. The perfor-mance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of the Underlying Smith Barney Funds in which the Portfolios will invest.

 INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING SMITH BARNEY FUNDS

 In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment poli-cies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Under-lying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such poli-cies.

 Securities of Non-U.S. Issuers. The Portfolios will each invest in certain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve some special risks such as fluctua-tions in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign govern-mental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, repatriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securi-ties markets are generally higher than in the U.S. There is generally less gov-ernment supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

 Options and Futures. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a pre-determined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to cer-tain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of the portfolio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market condi-tions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return. Further losses could also be experienced if the options and futures positions held by an Underlying Smith Barney Fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

 The Smith Barney Natural Resources Fund Inc. may also enter into futures con-tracts for the purchase and sale of gold, purchase put and call options on those future contracts and write call options on those futures contracts. The Smith Barney Natural Resources Fund Inc. will purchase or write options on gold futures only on a regulated domestic or foreign exchange approved for such pur-pose by the Commodities Futures Trading Commission.

 Debt Securities. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the Funds. The market value of the fixed-income obligations in which the Underlying Smith Bar-ney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

 Certain of the Underlying Smith Barney Funds may invest only in high-quality, high-grade or investment-grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative charac-teristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

 Certain Underlying Smith Barney Funds may invest in securities that are rated below investment-grade; that is, rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Information for additional information on the bond ratings by Moody's and S&P.

VALUATION OF SHARES

 Each Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The Income Portfolio declares and pays monthly dividends from its net invest-ment income. The Balanced Portfolio and Conservative Portfolio declare and pay quarterly dividends from net investment income. The Global Portfolio, Growth Portfolio and High Growth Portfolio declare and pay annual dividends from net investment income. Dividends from net realized capital gains, if any, in each of the separate Portfolio's will be distributed annually. Each separate Portfo-lio may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a Federal excise tax liability.

 If a shareholder does not otherwise instruct, dividends and capital gain dis-tributions paid will automatically reinvest in additional shares of the same Class at net asset value, with no additional sales charge or CDSC. A share-holder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Shareholders whose accounts are held directly by First Data should notify First Data in writing, requesting a change to this automatic reinvestment option.

 The per share amounts of dividends from net investment income on Classes B and C may be lower than that of Classes A and Y, mainly as a result of the distri-bution fees applicable to Class B and C shares. Similarly, the per share amounts of dividends from net investment income on Class A shares may be lower than that of Class Y, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same amount across all Classes of Series shares (A, B, C and Y).

 TAXES

 The following is a summary of the material federal tax considerations affect-ing the separate Portfolios and their shareholders, please refer to the State-ment of Additional Information for further discussion. In addition to the con-siderations described below and in the Statement of Additional Information, there may be other federal, state, local, and/or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

 Each Portfolio of the Concert Series will be treated as a separate entity for tax purposes. The Portfolios intend to qualify, as in prior years, under Subchapter M of the Code for tax treatment as regulated investment companies. In each taxable year that the separate Portfolios qualify, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment company taxable income and long-term capital gain that is distributed to shareholders.

 Dividends paid from net investment income and net realized short-term securi-ties gain, are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of securities held by the Portfolio for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Portfolio shares.

 Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. A por-tion of the dividends paid may qualify for the corporate dividends received deduction. Dividends consisting of interest from U.S. government securities may be exempt from state and local income taxes. Shareholders will be informed of the source and tax status of all distributions promptly after the close of each calendar year.

 A shareholders's gain or loss on the disposition of Portfolio shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at dis-position. Losses realized by a shareholder on the disposition of Portfolio shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend has been distributed on such shares.

 The Series is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Series with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for share-holders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

 Prior to investing in shares of a Portfolio, investors should consult with their tax advisors concerning the Federal, state and local tax consequences of such an investment.

PURCHASE OF SHARES


 GENERAL

 Each Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial charge or CDSC and are available only to investors investing a minimum of $15,000,000. Each Portfolio also offers a fifth class of shares: Class Z shares, which are offered without a sales charge, CDSC, service fee or distribution fee, exclusively to tax-exempt employee benefit and retirement plans of Smith Barney and its affili-ates. Investors meeting these criteria who are interested in acquiring Class Z shares should contact a Smith Barney Financial Consultant for a Class Z Prospectus. See "Prospectus Summary--Alternative Purchase Arrange-ments" for a discussion of factors to consider in selecting which Class of shares to purchase.

 Purchases of Portfolio shares must be made through a brokerage account main-tained with Smith Barney, Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Concert Series through First Data. When purchasing shares of a Portfo-lio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or hold shares. Accounts held directly at First Data are not subject to a maintenance fee.

 Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in each class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a Portfolio. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in a Portfolio is $25. For shareholders purchasing shares of a Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent invest-ment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Concert Series reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Concert Series' transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

 The minimum initial and subsequent investment requirements in a Portfolio for accounts established through a payroll deduction program offered by Travelers Group Diversified Distribution Services Inc. is $50 per month.

 Purchases of Class A shares also may be made at net asset value without a sales charge by employees of employers participating in payroll deduction pro-grams offered by Travelers Group Diversified Distribution Services Inc. Such employees may purchase sales charge waived Class A shares through payroll deductions or a lump-sum, direct payment initial investment. All other pur-chases of Class A shares will be subject to applicable sales charges in accor-dance with the terms of the Prospectus.

 Purchase orders received by the Concert Series or Smith Barney prior to the close of regular trading on the NYSE, on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Concert Series or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or an Introducing Broker that transmits its orders to Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

 Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institu-tion indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also autho-rizes Smith Barney to apply cash held in the shareholder's Smith Barney broker-age account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Concert Series or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

 The sales charges applicable to purchases of Class A shares of the High Growth Portfolio, the Global Portfolio, the Growth Portfolio and the Balanced Portfo-lio are as follows:

                               SALES CHARGE
                      ------------------------------      DEALERS'
  AMOUNT OF                % OF           % OF       REALLOWANCE AS % OF
  INVESTMENT          OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
------------------------------------------------------------------------
  Less than $ 25,000       5.00%          5.26%             4.50%
  $ 25,000 -  49,999       4.00           4.17              3.60
    50,000 -  99,999       3.50           3.63              3.15
   100,000 - 249,999       3.00           3.09              2.70
   250,000 - 499,999       2.00           2.04              1.80
   500,000 and over         *               *                 *
------------------------------------------------------------------------

 The sales charges applicable to purchases of Class A shares of the Conserva-tive Portfolio and the Income Portfolio are as follows:

                               SALES CHARGE
                      ------------------------------      DEALERS'
  AMOUNT OF                % OF           % OF       REALLOWANCE AS % OF
  INVESTMENT          OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
------------------------------------------------------------------------
  Less than $25,000        4.50%          4.71%             4.00%
  $ 25,000 - 49,999        4.00           4.17              3.60
    50,000 - 99,999        3.50           3.63              3.15
   100,000 - 249,999       2.50           2.56              2.25
   250,000 - 499,999       1.50           1.52              1.35
   500,000 and over         *               *                 *
------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applica-ble to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

 Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Concert Series as defined in the Securities Act of 1933, as amended.

 The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

 Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the imme-diate families of such persons or other funds affiliated with Travelers (in-cluding the surviving spouse of a deceased Board Member or employee) and to a pension, profit-sharing or other benefit plan for such persons and (ii) employ-ees of members of the National Association of Securities Dealers, Inc., pro-vided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which
(i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered invest-ment advisory subsidiaries of Travelers; (f) direct rollovers by plan partici-pants of distributions from a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) purchases by investors participating in a Smith Barney fee based arrangement; and (i) purchases of Class A shares of a Portfo-lio by Section 403(b) or Section 401(a) or (k) accounts associated with Cope-land Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

 Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney that are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

 Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meet-ing certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retirement plans under Sections 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one that (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria that enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfo-lio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

 LETTER OF INTENT

 Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of each Portfolio and other Smith Barney Mutual Funds offered with a sales charge over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appro-priate number of escrowed shares will be redeemed. Please contact a Smith Bar-ney Financial Consultant or First Data to obtain a Letter of Intent applica-tion.

 Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the same Portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.25%) and expenses applicable to such Portfolio's Class A shares, which may include a CDSC of 1.00%. Please con-tact a Smith Barney Financial Consultant or First Data for further information.

 DEFERRED SALES CHARGE ALTERNATIVES

 CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

 Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distribu-tions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

 Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of purchases by Participating Plans, as described below. See "Purchase of Shares-- Smith Barney 401(k) and ExecChoice(TM) Programs."

                             CDSC APPLICABLE TO
                           HIGH GROWTH PORTFOLIO,          CDSC
                             GLOBAL PORTFOLIO,        APPLICABLE TO
  YEARS SINCE PURCHASE      GROWTH PORTFOLIO AND  CONSERVATIVE PORTFOLIO
  PAYMENT WAS MADE           BALANCED PORTFOLIO    AND INCOME PORTFOLIO
------------------------------------------------------------------------
    First                           5.00%                  4.50%
    Second                          4.00                   4.00
    Third                           3.00                   3.00
    Fourth                          2.00                   2.00
    Fifth                           1.00                   1.00
    Sixth and thereafter            0.00                   0.00
------------------------------------------------------------------------

 Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

 In determining the applicability of any CDSC or the conversion feature described above, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be consid-ered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

 To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

 The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Portfolio with any invest-ment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual

Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

 CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

 Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

 Each of the Portfolios offers to Participating Plans Class A and Class C shares as investment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class C shares acquired through the Par-ticipating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charges or CDSC. Once a Participating Plan has made an initial investment in a Portfolio, all of its subsequent investments in the Portfolio must be in the same Class of shares, except as otherwise described below.

 Class A Shares. Class A shares of a Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more Smith Barney Mutual Funds.

 Class C Shares. Class C shares of a Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more Smith Barney Mutual Funds.

 401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or Smith Barney ExecChoice(TM) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Portfolio. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enroll-ment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange of Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

 401(k) Plan Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

 Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Programs whether opened before or after June 21, 1996 that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Portfolio, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Portfolio, but instead may acquire Class A shares of the Portfolio. Any Class C shares not converted will continue to be subject to the distribution fee.

 Participating Plans wishing to acquire shares of a Portfolio through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

 Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Par-ticipating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

 At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares of a Portfolio. Such Par-ticipating Plan will be notified of the pending exchange in writing approxi-mately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire Class B shares of the Portfolio but instead may acquire Class A shares of the Portfolio. If the Participating Plan elects not to exchange all of its Class B Shares at that time, each Class B share held by the Participating Plan will have the same conversion features as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alternatives" in the Prospectus.

 No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain dis-tributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applica-bility of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

 The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

 Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in any other Portfolio of the Concert Series, as well as in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

 Growth Funds

     Concert Peachtree Growth Fund
     Smith Barney Aggressive Growth Fund Inc.
     Smith Barney Appreciation Fund Inc.
     Smith Barney Fundamental Value Fund Inc.

     Smith Barney Large Cap Blend Fund

     Smith Barney Large Capitalization Growth Fund

     Smith Barney Contrarian Fund
     Smith Barney Natural Resources Fund Inc.
     Smith Barney Special Equities Fund

 Growth and Income Funds
     Concert Social Awareness Fund
     Smith Barney Convertible Fund

     Smith Barney Funds, Inc.-- Large Cap Value Fund

     Smith Barney Premium Total Return Fund

     Smith Barney Balanced Fund

 Taxable Fixed-Income Funds
     ** Smith Barney Adjustable Rate Government Income Fund
     Smith Barney Diversified Strategic Income Fund

     Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Fund

     Smith Barney Funds, Inc.--U.S. Government Securities Fund
     Smith Barney Government Securities Fund
     Smith Barney High Income Fund

     Smith Barney Investment Grade Bond Fund
     Smith Barney Managed Governments Fund Inc.

     Smith Barney Total Return Bond Fund

 Tax-Exempt Funds
     Smith Barney Arizona Municipals Fund Inc.
     Smith Barney California Municipals Fund Inc.
     * Smith Barney Intermediate Maturity California Municipals Fund
     * Smith Barney Intermediate Maturity New York Municipals Fund Smith Barney Managed Municipals Fund Inc.
     Smith Barney Massachusetts Municipals Fund
     Smith Barney Muni Funds--Florida Portfolio
     Smith Barney Muni Funds--Georgia Portfolio
     * Smith Barney Muni Funds--Limited Term Portfolio
     Smith Barney Muni Funds--National Portfolio
     Smith Barney Muni Funds--New York Portfolio
     Smith Barney Muni Funds--Pennsylvania Portfolio
     Smith Barney New Jersey Municipals Fund Inc.
     Smith Barney Oregon Municipals Fund

     Smith Barney Municipal High Income Fund

 Global--International Funds

     Smith Barney Hansberger Global Small Cap Value Fund

     Smith Barney Hansberger Global Value Fund
     Smith Barney World Funds, Inc.--Emerging Markets Portfolio
     Smith Barney World Funds, Inc.--European Portfolio
     Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

 Money Market Funds
     + Smith Barney Exchange Reserve Fund
     ++ Smith Barney Money Funds, Inc.--Cash Portfolio
     ++ Smith Barney Money Funds, Inc.--Government Portfolio
     *** Smith Barney Money Funds, Inc.--Retirement Portfolio
     +++ Smith Barney Municipal Money Market Fund, Inc.
     +++ Smith Barney Muni Funds--California Money Market Portfolio
     +++ Smith Barney Muni Funds--New York Money Market Portfolio
--------------------------------------------------------------------------------
  * Available for exchange with Class A, Class C and Class Y shares of each Portfolio.
 ** Available for exchange with Class A and Class B shares of each Portfolio.
    In addition, shareholders who own Class C shares of a Portfolio through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.
*** Available for exchange with Class A shares of each Portfolio.
  + Available for exchange with Class B and Class C shares of each Portfolio.
 ++ Available for exchange with Class A and Class Y shares of each Portfolio.
    In addition, Participating Plans opened prior to June 21, 1996 and invest-ing in Class C shares may exchange Portfolio shares for Class C shares of this fund.
+++ Available for exchange with Class A and Class Y shares of each Portfolio.

 Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher CDSC than that imposed by a Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

 Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

 Class A and Class Y Exchanges. Class A and Class Y shareholders of each Port-folio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposi-tion of any charge.

 Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be det-rimental to a Portfolio's performance and its shareholders. The Concert Series may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of each Portfolio's other shareholders. In this event, the Concert Series may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Concert Series will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

 Certain shareholders may be able to exchange shares by telephone. See "Redemp-tion of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. Each Portfolio reserves the right to modify or discon-tinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

 The Concert Series is required to redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

 If a shareholder holds shares in more than one Class, any requests for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until the Concert Series' transfer agent receives further instructions from Smith Barney or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permit-ted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

 Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Concert Allocation Series Inc.
  Class A, B, C or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

 A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature required in connection with a redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a sig-nature guarantee unless more than one such redemption is made in any 10-day period. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

 Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a share-holder is entitled to participate in this program, he or she should contact First Data at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a sig-nature guarantee, that will be provided by First Data upon request. (Alterna-tively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Concert Series.)

 Redemptions. Redemption requests of up to $10,000 of any Class or Classes of a Portfolio's shares may be made by eligible shareholders by calling First Data at (800) 451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

 A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or be a correspondent of a member bank. The Concert Series reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's Portfolio account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a share-holder must complete a new Telephone/Wire Authorization Form and, for the pro-tection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

 Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at (800) 451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open.

 Additional Information regarding Telephone Redemption and Exchange Program. Neither the Concert Series nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be gen-uine. The Concert Series and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Concert Series reserves the right to suspend, modify or dis-continue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

 Each Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

MINIMUM ACCOUNT SIZE

 The Concert Series reserves the right to involuntarily liquidate any share-holder's account in a Portfolio if the aggregate net asset value of the shares held in that Portfolio account is less than $500. (If a shareholder has more than one account in a Portfolio, each account must satisfy the minimum account size.) The Concert Series, however, will not redeem shares based solely on market reductions in net asset value. Before the Concert Series exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

 From time to time, a Portfolio may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of each Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distribu-tions on the reinvestment dates at prices calculated as stated in this Prospec-tus, then dividing the value of the investment at the end of the period so cal-culated by the initial amount invested and subtracting 100%. The standard aver-age annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio's Class refers to the net investment income earned by investments in the Class over a 30-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a per-centage of the investments. The yield is calculated according to a formula pre-scribed by the SEC to facilitate comparison with yields quoted by other invest-ment companies. The Balanced Portfolio and the Conservative Portfolio calculate current dividend return for each of their Classes by annualizing the most recent quarterly dividend and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Income Portfolio calculates current dividend return for each of its Classes by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. Each Class' current dividend return may vary from time to time depending on market conditions, the composition of the investment portfolio and its operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing current return of a Class to yields published for other investment companies and other investment vehicles. Each Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analyti-cal Services, Inc. and other financial publications.

MANAGEMENT OF THE CONCERT SERIES


 BOARD OF DIRECTORS

 Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Concert Series' directors are non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Concert Series also serve in similar positions with many of the Underlying Smith Barney Funds. Thus, if the interests of a Portfolio and the Underlying Smith Barney Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the directors and officers of the Concert Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The directors of the Concert Series believe they have structured each Portfolio to avoid these concerns. However, conceivably a situation could occur where proper action for the Concert Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the Concert Series, the affected Underlying Smith Barney Funds and MMC will carefully ana-lyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Concert Series to minimize this possibility, and close and continuous moni-toring will be exercised to avoid, insofar as is possible, these concerns. The Statement of Additional Information contains background information regarding each director and executive officer of the Concert Series.

 INVESTMENT MANAGER

 MMC, the investment manager to each Portfolio, is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. MMC (through its predecessor entities) has been in the invest-ment counseling business since 1968. MMC renders investment advice to a wide variety of investment company clients that had aggregate assets under manage-ment as of March 31, 1998 in excess of $100 billion. Subject to the supervision and direction of the Concert Series' Board of Directors, MMC will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The directors of the Concert Series will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. MMC also furnishes each Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Con-cert Series. Under the Asset Allocation and Administration Agreement with each Portfolio, MMC has agreed to bear all expenses of the Concert Series other than the management fee, the fees payable pursuant to the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses. For the services ren-dered and expenses borne for each Portfolio's last fiscal year, each Portfolio, except the Global Portfolio, paid MMC a monthly fee at the annual rate of 0.35% of the value of its average daily net assets. The Global Portfolio anticipates to pay MMC a monthly fee at the annual rate of 0.35% of the value of its aver-age daily net assets during the current fiscal year.

 MMC also serves as investment adviser to each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Smith Barney Premium Total Return Fund and Smith Barney Small Cap Blend Fund, Inc.) and is responsible for the selection and management of each of the Underlying Smith Barney Fund's investments. SBSA, located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of MMC. SBSA renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $4.7 billion. TIMCO, located at One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to Smith Barney Small Cap Blend Fund, Inc. TIMCO has been in the investment counseling business since 1967 and is a wholly-owned subsidiary of Holdings. TIMCO renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $400 million.

 Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The effective manage-ment fee of each of the Underlying Smith Barney Funds in which the Portfolios may invest is set forth below as a percentage rate of the Fund's annual net assets:

                                                     MANAGEMENT
UNDERLYING SMITH BARNEY FUND                            FEES
---------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                0.80%
Smith Barney Appreciation Fund Inc.                     0.59%
Smith Barney Equity Funds
 Smith Barney Large Cap Blend Fund                      0.65%
Smith Barney Fundamental Value Fund Inc.                0.75%
Smith Barney Funds, Inc.
 Large Cap Value Fund                                   0.58%
 Short-Term U.S. Treasury Securities Fund               0.45%
Smith Barney Income Funds
 Smith Barney High Income Fund                          0.70%
 Smith Barney Balanced Fund                             0.65%
 Smith Barney Premium Total Return Fund                 0.75%
 Smith Barney Convertible Fund                          0.70%
 Smith Barney Diversified Strategic Income Fund         0.65%
Smith Barney Investment Funds Inc.
 Concert Peachtree Growth Fund                          1.00%
 Smith Barney Hansberger Global Small Cap Value Fund    1.05%
 Smith Barney Hansberger Global Value Fund              0.95%
 Smith Barney Contrarian Fund                           0.85%
 Smith Barney Special Equities Fund                     0.75%
 Smith Barney Government Securities Fund                0.55%
 Smith Barney Investment Grade Bond Fund                0.65%
Smith Barney Investment Trust
Smith Barney Large Capitalization Growth Fund           0.75%
Smith Barney Managed Governments Fund Inc.              0.65%
Smith Barney Money Funds, Inc.
 Cash Portfolio                                         0.38%
Smith Barney Natural Resources Fund Inc.                0.75%
Smith Barney Small Cap Blend Fund Inc.                  0.65%
Smith Barney World Funds, Inc.
 International Equity Portfolio                         0.85%
 European Portfolio                                     0.85%
 Pacific Portfolio                                      0.85%
 Emerging Markets Portfolio                             1.00%
 International Balanced Portfolio                       0.85%
 Global Government Bond Portfolio                       0.75%
---------------------------------------------------------------

 PORTFOLIO MANAGEMENT

 Thomas B Stiles II and R. Jay Gerken, both Managing Directors of Smith Barney, are responsible for the day-to-day operations of the Concert Series, making all of the investment decisions since the Series commenced operations in February 1996. Prior to joining Smith Barney in 1993, both Mr. Stiles and Mr. Gerken were Managing Directors of Shearson Lehman Brothers Inc.

 Management's discussion and analysis and additional performance information regarding the Concert Series during the fiscal year ended January 31, 1998 is included in the Annual Report dated January 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Concert Series at the address or phone number listed on page one of this Prospectus.

 On April 6, 1998, Travelers announced that it had entered into a Merger Agree-ment with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, includ-ing approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consumma-tion of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regula-tions. Although the effects of the merger of Travelers and Citicorp and compli-ance with the requirements of the BHCA and the Glass-Steagall Act are still under review, MMC does not believe that its compliance with applicable law fol-lowing the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to approve the Series with the same level of invest-ment advisory services that it currently receives.

DISTRIBUTOR

 Smith Barney, located at 388 Greenwich Street, New York, New York 10013, dis-tributes shares of each Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a best efforts arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to the services and distribution plan adopted by each Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of each Portfolio at the annual rate of 0.25% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B shares and Class C shares of the High Growth Portfolio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Smith Barney is paid a distribution fee with respect to Class B and Class C shares of the Con-servative Portfolio and the Income Portfolio at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a dis-tribution fee. The fees are used by Smith Barney to pay its Financial Consul-tants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

 The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

 Actual distribution expenses for Class B and Class C shares of each Portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each Portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carryforward amounts at a rate comparable to that paid by Smith Barney for bank borrowings.

ADDITIONAL INFORMATION

 The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series commenced oper-ations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Select Portfolios of Concert Series commenced operations on February 5, 1997. On February 24, 1997, the Concert Series changed its name to Smith Barney Con-cert Allocation Series Inc. The Concert Series has authorized capital of 5,500,000,000 shares with a par value of $.001 per share. The Board of Direc-tors has authorized the issuance of eleven series of shares, each representing shares in one of eleven separate Portfolios and may authorize the issuance of additional series of shares in the future. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z shares of a Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Concert Series' Rule 12b-1 distribution plan that pertain to a particular Class. As described under "Voting" in the Statement of Addi-tional Information, the Concert Series ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Concert Series' outstanding shares and the Concert Series will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and non-assessable when issued for payment as described in this Prospectus.

 On matters submitted for consideration by shareholders of any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

 PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103 serves as custodian of the Portfolio's investments.

 First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

 The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securi-ties held by the Concert Series at the end of the period covered. In an effort to reduce the Concert Series' printing and mailing costs, the Concert Series plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Concert Series' transfer agent.

APPENDIX

 DESCRIPTIONS OF CERTAIN RISKS RELATED TO VARIOUS SECURITIES INVESTED IN, AND INVESTMENT STRATEGIES EMPLOYED BY, THE UNDERLYING SMITH BARNEY FUNDS IN WHICH THE PORTFOLIOS MAY INVEST

 Repurchase Agreements. Repurchase agreements, as utilized by an Underlying Smith Barney Fund or a Portfolio of the Concert Series, could involve certain risks in the event of default or insolvency of the other party, including pos-sible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

 Reverse Repurchase Agreements. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Barney Fund may decline below the repurchase price of the securities.

 Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of pos-sible delays in receiving additional collateral or in the recovery of the secu-rities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Under-lying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

 When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

 Non-Diversified Funds. Certain of the Underlying Smith Barney Funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such an Underlying Smith Barney Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

 Securities of Unseasoned Issuers. Securities in which certain of the Under-lying Smith Barney Funds may invest may have limited marketability and, there-fore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on prod-ucts or services without an established market share.

 Convertible Securities and Synthetic Convertible Securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the under-lying common stock. Convertible securities entail less credit risk than the issuer's common stock.

 Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic con-vertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a sepa-rate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in hold-ing the securities comprising the synthetic convertible security.

 Securities of Developing Countries. A developing country generally is consid-ered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

 Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegoti-ation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

 Restrictions on Foreign Investment. Some countries prohibit or impose substan-tial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for pur-chase by nationals or limit the repatriation of funds for a period of time.

 Smaller capital markets, while often growing in trading volume, have substan-tially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and set-tlement procedures, and in certain markets there have been times when settle-ments have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custo-dial services for investment securities may not be available in some countries having smaller capital markets, which may result in an Underlying Smith Barney Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in tempo-rary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio secu-rity due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liabil-ity to the purchaser. There is generally less government supervision and regu-lation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

 Mortgage-Related Securities. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time with-out penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the orig-inal investment. In addition, like other debt securities, the values of mort-gage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

 Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these secu-rities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying Smith Barney Fund's net assets could be adversely affected.

 Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

 Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

 Leverage. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Lever-age creates an opportunity for increased returns to shareholders of an Under-lying Smith Barney Fund but, at the same time, creates special risk considera-tions. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with bor-rowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Underlying Smith Barney Fund.

 Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of secu-rities whose rates vary inversely with changes in market rates of interest gen-erally will be larger than comparable changes in the value of an equal princi-pal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

 Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

 Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

 Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

 Swap Agreements. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into inter-est rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suf-fer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

 Indexed Securities. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is linked to cur-rencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

                                                SMITH BARNEY
                                                --------------------------------

                                                A Member of TravelersGroup[LOGO]












                                                                    SMITH BARNEY

                                                  CONCERT ALLOCATION SERIES INC.



                                                            388 Greenwich Street
                                                             New York, NY  10013


                                                              FD01083 5/98 16794

PROSPECTUS                                                 May 29, 1998

--------------------------------------------------------------------------------
Smith Barney Concert Allocation Series Inc.
3100 Breckinridge Blvd., Bldg 200

Duluth, Georgia 30099-0062
(800) 544-5445

 Smith Barney Concert Allocation Series Inc. (the "Concert Series" or "Series") currently offers eleven professionally managed investment portfolios, six of which are offered by this Prospectus (each, a "Portfolio"). Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds ("Underlying Smith Barney Funds").

 The High Growth Portfolio seeks capital appreciation.

 The Global Portfolio seeks capital appreciation.

 The Growth Portfolio seeks long-term growth of capital.

 The Balanced Portfolio seeks a balance of growth of capital and income.

 The Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

 The Income Portfolio seeks high current income.

 This Prospectus sets forth concisely certain information about the Concert Series and each of the Portfolios that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Pro-spectus carefully and retain it for future reference.

 Additional information about each of the Portfolios is contained in a State-ment of Additional Information dated May 29, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Concert Series at the telephone number or address set forth above or by contacting a Registered Representative of PFS Investments Inc. ("PFS Investments"). The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

PFS DISTRIBUTORS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                               3
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             8
--------------------------------------------------
WHY INVEST IN THE CONCERT SERIES?                9
--------------------------------------------------
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES    9
--------------------------------------------------
RISK FACTORS AND SPECIAL CONSIDERATIONS         11
--------------------------------------------------
PORTFOLIO TURNOVER                              11
--------------------------------------------------
DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS    12
--------------------------------------------------
VALUATION OF SHARES                             22
--------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES              22
--------------------------------------------------
PURCHASE OF SHARES                              23
--------------------------------------------------
EXCHANGE PRIVILEGE                              26
--------------------------------------------------
REDEMPTION OF SHARES                            27
--------------------------------------------------
MINIMUM ACCOUNT SIZE                            28
--------------------------------------------------
PERFORMANCE                                     28
--------------------------------------------------
MANAGEMENT OF THE CONCERT SERIES                28
--------------------------------------------------
DISTRIBUTOR                                     31
--------------------------------------------------
ADDITIONAL INFORMATION                          31
--------------------------------------------------
APPENDIX                                       A-1
--------------------------------------------------

--------------------------------------------------------------------------------
 No person has been authorized to give any information or to make any represen-tations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Concert Series or the Distributor. This Prospectus does not constitute an offer by the Concert Series or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby or securities of any Underlying Smith Barney Fund in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

 The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVES The Concert Series is an open-end, non-diversified management investment company that currently offers eleven professionally managed investment portfolios. This Prospectus offers six Portfolios. The High Growth Portfolio seeks to provide capital appreciation. The Growth Portfolio seeks to provide long-term growth of capital. The Global Portfolio seeks to provide Capital appreciation. The Balanced Portfolio seeks to provide a balance of growth of capital and income. The Conservative Portfolio seeks to provide income and, secondarily, long-term growth of capital. The Income Portfolio seeks to provide high current income. Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds," which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Mutual Management Corp. ("MMC") (formerly Smith Barney Mutual Funds Management Inc.) or Smith Barney Strategy Advisers Inc. ("SBSA") or Travelers Investment Management Company ("TIMCO") now or in the future acts as investment adviser. In addition, each Portfolio may invest its short-term cash in repurchase agreements. Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS Each Portfolio offers two classes of shares ("Classes") to investors purchasing through PFS Investments Registered Representatives designed to provide them with the flexibility of selecting an investment best suited to their needs--the two classes of shares available are:
Class A shares and Class B shares. In addition to Class A and Class B shares, the Concert Series offers Class C and Class Y shares to investors purchasing through Smith Barney, a distributor of the Series. Those shares have different sales charges and other expenses than Class A and Class B shares which may affect performance. See "Purchase of Shares" and "Redemption of Shares."

 Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% with respect to the High Growth Portfolio, the Global Portfolio, the Growth Portfolio and the Balanced Portfolio and up to 4.50% with respect to the Conservative Portfolio and the Income Portfolio. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Pro-spectus Summary--Reduced or No Initial Sales Charge." Class A shares of each Portfolio are subject to an annual service fee of 0.25% of the average daily net assets of the Class.

 Class B Shares. Class B shares of the High Growth Portfolio, the Growth Port-folio, the Global Portfolio and the Balanced Portfolio are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. Class B shares of the Con-servative Portfolio and the Income Portfolio are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. The CDSC may be waived for certain redemptions. Class B shares of the High Growth Port-folio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class B shares of the Con-servative Portfolio and the Income Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

 Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and dis-tributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

 In deciding which Class of Portfolio shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

 Intended Holding Period. The decision as to which Class of shares is more ben-eficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in a Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because a Portfolio's future return cannot be predict-ed, however, there can be no assurance that this would be the case.

 Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in a Portfolio. In addition, Class A share pur-chases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

 PFS Investments Registered Representatives may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B shares is the same as that of the initial sales charge on the Class A shares.

 See "Purchase of Shares" and "Management of the Concert Series" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distribution and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through PFS Distributors, Inc. ("PFS"), a distributor of the Series' shares. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account (except for Systematic Investment Plan accounts), or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. The minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan described below is $25. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN Each Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month for Portfolio shares in an amount of at least $25. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF EACH PORTFOLIO MMC serves as each Portfolio's investment manager. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

 MMC serves as the investment adviser of each of the Underlying Smith Barney Funds (other than Smith Barney Premium Total Return Fund and Smith Barney Small Cap Blend Fund, Inc.). SBSA, a wholly owned subsidiary of MMC, serves as investment adviser to Smith Barney Premium Total Return Fund. TIMCO, a wholly owned subsidiary of Holdings, serves as investment adviser to Smith Barney Small Cap Blend Fund, Inc. See "Management of the Concert Series."

EXCHANGE PRIVILEGE Shares of each Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds, including the Underlying Smith Barney Funds held by the Portfolios, at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of each Portfolio for the prior day generally will be quoted daily in the financial section of most newspapers and is also available from PFS Shareholder Services (the "Sub-Transfer Agent"). See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS The Concert Series intends to pay dividends from net investment income monthly on shares of the Income Portfolio, quarterly on shares of the Conservative Portfolio and the Balanced Portfolio and annually on shares of the High Growth Portfolio, the Global Portfolio and the Growth Portfolio. Distributions of net realized capital gains, if any, are paid annually for each Portfolio. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of each Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS The assets of each Portfolio are invested in certain Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds held to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by MMC. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 The value of the Underlying Smith Barney Funds' investments, and thus the net asset value of both those Underlying Smith Barney Funds' and the Portfolios' shares, will fluctuate in response to changes in market and economic condi-tions, as well as the financial condition and prospects of issuers in which the Underling Smith Barney Funds invest. For a description of the risks involved in an investment in the Portfolios, see "Investment Objectives and Management Policies," "Description of the Underlying Smith Barney Funds" and the Appendix to this Prospectus.

EACH PORTFOLIO'S EXPENSES The following expense tables list the costs and expenses an investor will incur as a shareholder of each Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, each Portfolio's operating expenses for its most recent fiscal year:

                                 APPLICABLE TO THE HIGH GROWTH PORTFOLIO, THE GROWTH
                            PORTFOLIO, THE GLOBAL PORTFOLIO(+) AND THE BALANCED PORTFOLIO
                            ----------------------------------------------------------------
                                       CLASS A                           CLASS B
----------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES
 Maximum sales charge
  imposed on purchases
  (as a percentage of
  offering price).........                             5.00%                             None
 Maximum CDSC (as a
  percentage of original
  cost or redemption
  proceeds, whichever is
  lower)..................                             None*                             5.00%
----------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (as a percentage of
 average net assets)
 Management fee...........                             0.35%                             0.35%
 12b-1 fee**..............                             0.25                              1.00
 Other expenses***........                             None                              None
----------------------------------------------------------------------------------------------
  Total Portfolio Operat-
   ing Expenses...........                             0.60%                             1.35%
----------------------------------------------------------------------------------------------

                            APPLICABLE TO THE CONSERVATIVE PORTFOLIO
                                    AND THE INCOME PORTFOLIO
                                   -------------------------------------------
                                         CLASS A                CLASS B
-------------------------------------------------------------------------------
   SHAREHOLDER TRANSACTION
   EXPENSES
    Maximum sales charge imposed
     on purchases
     (as a percentage of
     offering price)                                4.50%                 None
    Maximum CDSC (as a
     percentage of original cost
     or redemption proceeds,
     whichever is lower)........                   None*                  4.50%
-------------------------------------------------------------------------------
   ANNUAL PORTFOLIO OPERATING
    EXPENSES
    (as a percentage of average
    net assets)
    Management fee..............                    0.35%                 0.35%
    12b-1 fee**.................                    0.25                  0.75
    Other expenses***                               None                  None
-------------------------------------------------------------------------------
     Total Portfolio Operating
      Expenses..................                    0.60%                 1.10%
-------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee.

*** Under the Asset Allocation and Administration Agreement with each
    Portfolio, MMC bears all expenses of each Class of each Portfolio other than the management fee, the 12b-1 fee and extraordinary expenses.

  + The total Portfolio operating expenses for the Global Portfolio are estimated since no shares were outstanding during the Series' most recent fiscal year.

 The sales charges and CDSCs set forth in the above tables are the maximum charges imposed on purchases or redemptions of each of the Portfolios' shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." PFS receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares of each Portfolio. PFS also receives with respect to Class B shares of the High Growth Portfolio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio an annual 12b-1 fee of 1.00% of the value of average daily net assets of that Class, consisting of a 0.75% distribution fee and a 0.25% service fee. For Class B shares of the Conservative Portfolio and the Income Portfolio, PFS receives an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee.

 The Portfolios will invest only in Class Y shares of the Underlying Smith Bar-ney Funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Under-lying Smith Barney Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Smith Barney Funds that are applicable to Class Y shareholders. The investment returns of each Portfolio, therefore, will be net of the expenses of the Underlying Smith Barney Funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each Underlying Smith Barney Fund, based on operating expenses for its most recent fiscal year:

UNDERLYING SMITH BARNEY FUND                            EXPENSE RATIO
---------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                    0.84%
Smith Barney Appreciation Fund Inc.                         0.59
Smith Barney Equity Funds:
  Smith Barney Large Cap Blend Fund                         0.69
Smith Barney Fundamental Value Fund Inc.                    0.78
Smith Barney Funds, Inc.:
  Large Cap Value Fund                                      0.60
  Short-Term U.S. Treasury Securities Fund                  0.50
Smith Barney Income Funds:
  Smith Barney High Income Fund                             0.73
  Smith Barney Balanced Fund                                0.67
  Smith Barney Premium Total Return Fund                    0.76
  Smith Barney Convertible Fund                             0.85
  Smith Barney Diversified Strategic Income Fund            0.70
Smith Barney Investment Funds Inc.:
  Concert Peachtree Growth Fund                             1.10
  Smith Barney Hansberger Global Value Fund*                1.35
  Smith Barney Hansberger Global Small Cap Value Fund*      1.45
  Smith Barney Contrarian Fund                              0.90
  Smith Barney Special Equities Fund                        0.80
  Smith Barney Government Securities Fund                   0.58
  Smith Barney Investment Grade Bond Fund                   0.69
Smith Barney Investment Trust
  Smith Barney Large Capitalization Growth Fund             0.82
Smith Barney Managed Governments Fund Inc.                  0.62
Smith Barney Money Funds, Inc.:
  Cash Portfolio                                            0.43
Smith Barney Natural Resources Fund Inc.*                   1.26
Smith Barney Small Cap Blend Fund, Inc.                     1.11
Smith Barney World Funds, Inc.:
  International Equity Portfolio                            0.94
  Emerging Markets Portfolio*                               1.86
  European Portfolio*                                       1.55
  Pacific Portfolio*                                        3.12
  International Balanced Portfolio                          1.24
  Global Government Bond Portfolio                          0.89
---------------------------------------------------------------------

* Operating expenses of Class Y shares for Smith Barney Investment Funds Inc.-- Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Natural Resources Fund Inc. and Smith Barney World Funds, Inc.--Emerging Markets Portfolio, European Portfolio and Pacific Portfolio are estimated because no Class Y shares were outstanding during each Fund's most recent fiscal year.

 Based on a weighted average of the Class Y expense ratios of Underlying Smith Barney Funds in which a particular Portfolio is expected to invest during the current fiscal year, the approximate expense ratios are expected to be as fol-lows: High Growth Portfolio, Class A 1.49% and Class B 2.24%; Growth Portfolio, Class A 1.40% and Class B 2.15%; Global Portfolio, Class A 1.89%; Class B 2.64%; Balanced Portfolio, Class A 1.35% and Class B 2.10%; Conservative Port-folio, Class A 1.31% and Class B 1.81%; and Income Portfolio, Class A 1.25% and Class B 1.75%. The expense ratios may be higher or lower depending on the allo-cation of the Underlying Smith Barney Funds within a Portfolio.

 EXAMPLE

 The following example is intended to assist an investor in understanding the various costs that an investor in each of the Portfolios will bear directly or indirectly. The example assumes payment by each Portfolio of operating expenses at the levels set forth in the table above and of its pro rata share of the Class Y expenses of the Underlying Smith Barney Funds (also as set forth above) in which a Portfolio is expected to invest during the current fiscal year. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                               AN INVESTOR WOULD PAY THE FOLLOWING EXPENSES
                             ON A $1,000 INVESTMENT, ASSUMING (1) 5.00% ANNUAL
                         RETURN AND (2) REDEMPTION AT THE END OF EACH TIME PERIOD:
                        -----------------------------------------------------------------
                           1 YEAR          3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------
High Growth Portfolio
 Class A                 $          64   $           95             $127              $219
 Class B                            73              100              130               239
Growth Portfolio
 Class A                            64               92              123               210
 Class B                            72               97              125               229
Global Portfolio
 Class A                            68              106              147               260
 Class B                            77              112              150               279
Balanced Portfolio
 Class A                            63               91              120               204
 Class B                            71               96              123               224
Conservative Portfolio
 Class A                            58               85              114               196
 Class B                            63               87              108               200
Income Portfolio
 Class A                            57               83              111               189
 Class B                            63               85              105               193
------------------------------------------------------------------------------------------
                               AN INVESTOR WOULD PAY THE FOLLOWING EXPENSES
                          ON THE SAME INVESTMENT, ASSUMING THE SAME ANNUAL RETURN
                         BUT WITHOUT A REDEMPTION AT THE END OF EACH TIME PERIOD:
                        -----------------------------------------------------------------
                           1 YEAR          3 YEARS         5 YEARS          10 YEARS
------------------------------------------------------------------------------------------
High Growth Portfolio
 Class A                 $          64    $          95            $127              $219
 Class B                            23               70             120               239
Growth Portfolio
 Class A                            64               92             123               210
 Class B                            22               67             115               229
Global Portfolio
 Class A                            68              106             147               260
 Class B                            27               82             140               279
Balanced Portfolio
 Class A                            63               91             120               204
 Class B                            21               66             113               224
Conservative Portfolio
 Class A                            58               85             114               196
 Class B                            18               57              98               200
Income Portfolio
 Class A                            57               83             111               189
 Class B                            18               55              95               193
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Concert Series' annual report dated January 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Concert Series' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. No information is pre-sented for Class A and Class B shares of the Global Portfolio because no Class A and Class B shares were outstanding for the years shown.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                          HIGH GROWTH PORTFOLIO                        GROWTH PORTFOLIO
                   ---------------------------------------    ----------------------------------------
                    CLASS A SHARES       CLASS B SHARES        CLASS A SHARES        CLASS B SHARES
                   ------------------   ------------------    ------------------    ------------------
                     1998    1997(1)      1998    1997(1)       1998    1997(1)       1998    1997(1)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR  $  12.41  $  11.40   $  12.41  $  11.40    $  12.32  $  11.40    $  12.33  $  11.40
---------------------------------------------------------------------------------------------------------
INCOME FROM
OPERATIONS:
 Net investment
 income(2)             0.11      0.20       0.03      0.08        0.31      0.33        0.22      0.23
 Net realized and
 unrealized gain       0.91      1.05       0.89      1.04        1.14      0.92        1.12      0.94
---------------------------------------------------------------------------------------------------------
Total Income from
Operations             1.02      1.25       0.92      1.12        1.45      1.25        1.34      1.17
---------------------------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
FROM:
 Net investment
 income               (0.13)    (0.20)     (0.05)    (0.07)      (0.32)    (0.31)      (0.21)    (0.22)
 Net realized
 gains                (0.33)    (0.04)     (0.33)    (0.04)      (0.46)    (0.02)      (0.46)    (0.02)
---------------------------------------------------------------------------------------------------------
Total
Distributions         (0.46)    (0.24)     (0.38)    (0.11)      (0.78)    (0.33)      (0.67)    (0.24)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR        $  12.97  $  12.41   $  12.95  $  12.41    $  12.99  $  12.32    $  13.00  $  12.33
---------------------------------------------------------------------------------------------------------
TOTAL RETURN           8.25%    11.04%+     7.44%     9.91%++    11.82%    11.08%++    10.93%    10.32%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END
OF YEAR (000'S)    $259,212  $154,069   $230,142  $141,241    $279,842  $161,026    $343,474  $211,434
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS:
 Expenses              0.60%     0.60%+     1.35%     1.35%+      0.60%     0.60%+      1.35%     1.35%+
 Net investment
 income                1.00      2.79+      0.25      2.04+       2.77      4.79+       1.96      4.04+
---------------------------------------------------------------------------------------------------------
PORTFOLIO
TURNOVER RATE            39%        0%        39%        0%         41%        0%         41%        0%
---------------------------------------------------------------------------------------------------------
                           BALANCED PORTFOLIO
                   ------------------------------------------
                    CLASS A SHARES       CLASS B SHARES
                   -------------------- ---------------------
                     1998    1997(1)      1998    1997(1)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR  $  12.14  $ 11.40    $  12.14  $  11.40
---------------------------------------------------------------------------------------------------------
INCOME FROM
OPERATIONS:
 Net investment
 income(2)             0.58     0.45        0.48      0.37
 Net realized and
 unrealized gain       0.80     0.74        0.80      0.74
---------------------------------------------------------------------------------------------------------
Total Income from
Operations             1.38     1.19        1.28      1.11
---------------------------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
FROM:
 Net investment
 income               (0.54)   (0.45)      (0.45)    (0.37)
 Net realized
 gains                (0.36)     --        (0.36)      --
---------------------------------------------------------------------------------------------------------
Total
Distributions         (0.90)   (0.45)      (0.81)    (0.37)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR        $  12.62  $ 12.14    $  12.61  $  12.14
---------------------------------------------------------------------------------------------------------
TOTAL RETURN          11.59%   10.64%++    10.67%     9.90%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END
OF YEAR (000'S)    $166,806  $90,938    $193,791  $111,918
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS:
 Expenses              0.60%    0.60%+      1.35%     1.35%+
 Net investment
 income                4.79     4.88+       3.96      4.14+
---------------------------------------------------------------------------------------------------------
PORTFOLIO
TURNOVER RATE            23%       0%         23%        0%
---------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                             CONSERVATIVE PORTFOLIO                     INCOME PORTFOLIO
                         ------------------------------------    ------------------------------------
                         CLASS A SHARES      CLASS B SHARES      CLASS A SHARES      CLASS B SHARES
                         ----------------    ----------------    ----------------    ----------------
                          1998    1997(1)     1998    1997(1)     1998    1997(1)     1998    1997(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR        $ 11.90  $ 11.46    $ 11.89  $ 11.46    $ 11.53  $ 11.46    $ 11.53  $ 11.46
--------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(2)                  0.73     0.53       0.66     0.48       0.76     0.63       0.70     0.58
 Net realized and
 unrealized gain            0.63     0.43       0.64     0.42       0.52     0.07       0.52     0.07
--------------------------------------------------------------------------------------------------------
Total Income from
Operations                  1.36     0.96       1.30     0.90       1.28     0.70       1.22     0.65
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
FROM:
 Net investment income     (0.69)   (0.52)     (0.63)   (0.47)     (0.77)   (0.63)     (0.70)   (0.58)
 Net realized gains        (0.40)     --       (0.40)     --       (0.29)     --       (0.29)     --
--------------------------------------------------------------------------------------------------------
Total Distributions        (1.09)   (0.52)     (1.03)   (0.47)     (1.06)   (0.63)     (0.99)   (0.58)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                     $ 12.17  $ 11.90    $ 12.16  $ 11.89    $ 11.75  $ 11.53    $ 11.76  $ 11.53
--------------------------------------------------------------------------------------------------------
TOTAL RETURN               11.70%    8.57%++   11.21%    8.03%++   11.44%    6.39%++   10.93%    5.89%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                  $51,233  $30,478    $48,584  $28,297    $29,574  $17,817    $26,563  $17,800
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                   0.60%    0.60%+     1.10%    1.10%+     0.60%    0.60%+     1.10%    1.10%+
 Net investment income      6.17     5.66+      5.67     5.16+      6.62     6.32+      6.12     5.82+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       28%       0%        28%       0%        28%       0%        28%       0%
--------------------------------------------------------------------------------------------------------

(1) For the period from February 5, 1996 (inception date) to January 31, 1997.

(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

WHY INVEST IN THE CONCERT SERIES


 The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experi-ence, time and personal resources. The Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversifica-tion. The Portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including IRAs, 401(k) corporate employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

 Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is deter-mined by MMC according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sud-den large-scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

 The Concert Series is an open-end, non-diversified, management investment com-pany that currently offers eleven managed investment portfolios, six of which are offered by this Prospectus. Each Portfolio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agreements. Initially, each Portfolio will invest in the Underlying Smith Barney Funds listed below.

 The investment manager for each Portfolio, MMC, will allocate investments for each Portfolio among Underlying Smith Barney Funds based on its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Con-cert Series which designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

 The High Growth Portfolio's investment objective is to seek capital apprecia-tion. The Growth Portfolio's investment objective is to seek long-term growth of capital. The Global Portfolio's investment objective is to seek capital appreciation. The Balanced Portfolio's investment objective is to seek a bal-ance of growth of capital and income. The Conservative Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital. The Income Portfolio's investment objective is to seek high current income. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

 In investing in Underlying Smith Barney Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Portfolio:

   Equity/Fixed Income Fund Range (Percentage of Each Portfolio's Net Assets)

TYPE OF FUND            TARGET  RANGE
---------------------------------------
High Growth Portfolio
 Equity                   90%  80%-100%
 Fixed Income             10%    0%-20%
Growth Portfolio
 Equity                   70%   60%-80%
 Fixed Income             30%   20%-40%
Global Portfolio
 Equity                  100%  80%-100%
 Fixed Income              0%    0%-20%
Balanced Portfolio
 Equity                   50%   40%-60%
 Fixed Income             50%   40%-60%
Conservative Portfolio
 Equity                   30%   20%-40%
 Fixed Income             70%   60%-80%
Income Portfolio
 Equity                   10%    0%-20%
 Fixed Income             90%  80%-100%
---------------------------------------

 The Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.

          Investment Range (Percentage of Each Portfolio's Net Assets)

                                HIGH
                               GROWTH    GROWTH    GLOBAL   BALANCED  CONSERVATIVE  INCOME
UNDERLYING SMITH BARNEY FUND  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------------
Smith Barney Aggressive
Growth Fund Inc.                10-30%    0-15%      0-20%     --          --          --
Smith Barney Appreciation
Fund Inc.                        0-20%    0-30%      0-10%    0-20%       0-15%       0-10%
Smith Barney Equity
Funds:
 Smith Barney Large Cap
 Blend Fund                      0-20%    0-20%      0-20%    5-20%        --          --
Smith Barney Fundamental
Value Fund Inc.                  0-20%    0-30%      0-10%    0-20%       0-15%       0-10%
Smith Barney Funds, Inc.:
 Large Cap Value Fund            0-20%    0-20%      0-20%    5-20%       0-20%       0-15%
 Short-Term U.S. Treasury
 Securities Fund                  --      0-15%       --      0-20%       0-20%       5-30%
Smith Barney Income
Funds:
 Smith Barney High Income
 Fund                            0-20%    5-20%       --      0-15%       0-20%       0-25%
 Smith Barney Balanced
 Fund                             --      0-20%       --      0-20%       0-20%       0-15%
 Smith Barney Premium
 Total Return Fund                --       --         --      5-20%       5-25%       0-15%
 Smith Barney Convertible
 Fund                             --       --         --      5-20%       5-15%       0-15%
 Smith Barney Diversified
 Strategic Income Fund            --       --         --      5-25%      10-30%      10-30%
Smith Barney Investment
Funds Inc.:
 Concert Peachtree Growth
 Fund                            0-20%    0-20%      0-20%    0-15%        --          --
 Smith Barney Hansberger
 Global Small Cap Value
 Fund                            0-20%    0-10%      5-20%     --          --          --
 Smith Barney Hansberger
 Global Value Fund               0-25%    0-20%     15-35%    0-15%       0-10%        --
 Smith Barney Contrarian
 Fund                            0-20%    0-30%      0-10%    0-15%        --          --
 Smith Barney Special
 Equities Fund                  10-30%    0-15%      0-20%     --          --          --
 Smith Barney Government
 Securities Fund                 0-15%    0-20%       --      0-20%       5-20%       5-20%
 Smith Barney Investment
 Grade Bond Fund                 0-15%    0-15%       --       --          --         0-15%
Smith Barney Investment
Trust
 Smith Barney Large
 Capitalization Global
 Fund                            0-20%    0-20%      0-20%    0-15%        --          --
Smith Barney Managed
Governments Fund Inc.             --      0-15%       --      5-20%       5-25%       5-30%
Smith Barney Money Funds,
Inc.:
 Cash Portfolio                  0-20%    0-20%      0-20%    0-25%       0-30%       0-30%
Smith Barney Natural
Resources Fund Inc.              0-10%    0-10%      0-15%    0-10%        --          --
Smith Barney Small Cap
Blend Fund Inc.                  0-25%    0-20%      0-20%    0-15%        --          --
Smith Barney World Funds,
Inc.:
 International Equity
 Portfolio                       5-25%    0-20%     10-35%    0-15%       0-10%       0-10%
 European Portfolio               --       --        0-15%     --          --          --
 Pacific Portfolio                --       --        0-15%     --          --          --
 Emerging Markets
 Portfolio                       0-20%     --        0-20%     --          --          --
 International Balanced
 Portfolio                       0-15%    0-10%       --      0-10%       0-10%       0-10%
 Global Government Bond
 Portfolio                       0-15%    0-15%       --      0-15%       0-20%       0-20%
--------------------------------------------------------------------------------------------

 The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Under-lying Smith Barney Funds selected are expected in combination to be appropriate for a Portfolio's particular investment objective. If, as a result of apprecia-tion or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable percentage limitations set forth above, MMC will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING SMITH BARNEY FUNDS IN WHICH EACH PORTFO-LIO MAY INVEST, THE EQUITY/FIXED INCOME FUND TARGETS AND RANGES AND THE INVEST-MENT RANGES APPLICABLE TO EACH UNDERLYING SMITH BARNEY FUND MAY BE CHANGED
FROM TIME TO TIME BY THE CONCERT SERIES' BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

 Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Port-folio of Smith Barney Money Funds, Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

 For information about the investment objectives of each of the Underlying Smith Barney Funds and the investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds," the Appendix to this Prospectus, the Statement of Addi-tional Information and the prospectus for each of the Underlying Smith Barney Funds.

 Year 2000. The investment management services provided to the Series by MMC and the services provided to shareholders by PFS, the Series' Distributor, depend on the smooth functioning of their computer systems. Many computer soft-ware systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Series' operations, including the handling of securities trades, pricing and account services. MMC and PFS have advised the Series that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Series' custodian, transfer agent and accounting service agent that they are also in the process of modify-ing their systems with the same goal. There can, however, be no assurance that MMC, PFS or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Series' services at that time.

RISK FACTORS AND SPECIAL CONSIDERATIONS


 Non-Diversified Investment Company. The Concert Series is a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Govern-ment Bond Portfolio, the International Balanced Portfolio and the Emerging Mar-kets Portfolio). The Concert Series intends to qualify as a diversified invest-ment company for the purposes of Subchapter M of the Code.

 Investing in Underlying Smith Barney Funds. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by MMC. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 Affiliated Persons. MMC, the investment manager of the Portfolios, and the officers and directors of the Concert Series presently serve as investment adviser, officers and directors, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Smith Barney Funds.

 Investment Practices of Underlying Smith Barney Funds. In addition to their principal investments, certain Underlying Smith Barney Funds may invest a por-tion of their assets in foreign securities; enter into forward currency trans-actions; lend their portfolio securities; enter into stock index, interest rate, currency and gold futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

 High Yield Securities. Certain Portfolios also may invest in an Underlying Smith Barney Fund that invests primarily in high yield, high risk securities, commonly referred to as "junk bonds." As a result, those Portfolios may be subject to some of the risks resulting from high yield investing. Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Portfolios will consider whether to increase or decrease their investment in the affected Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher cur-rent yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially sub-ject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising inter-est rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these invest-ment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Underlying Smith Bar-ney Fund.

 Market and Economic Factors. The Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

PORTFOLIO TURNOVER

 Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

 The turnover rates of the Underlying Smith Barney Funds have ranged from 1% to 367% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subse-quent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS


 The following is a concise description of the investment objectives and prac-tices for each of the Underlying Smith Barney Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Underlying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

 EQUITY FUNDS The following Underlying Smith Barney Funds are funds that invest primarily in equity securities.

 Smith Barney Aggressive Growth Fund Inc. seeks capital appreciation by investing primarily in common stock of companies MMC believes are experienc-ing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index that measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility companies and 40 financial issues. MMC focuses its stock selection for the Fund on a diversified group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving sig-nificant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technol-ogies, techniques, products or services or cost-reducing measures, and may be affected by changes in management, capitalization or asset deployment, govern-ment regulations or other external circumstances.

 Although MMC anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may invest in convertible securities, preferred stocks, securities of foreign issuers, war-rants and restricted securities. The Fund also is authorized to borrow up to 33 1/3% of its total assets less liabilities for leveraging purposes. Securi-ties of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above average risk.

 Smith Barney Appreciation Fund Inc. seeks long-term appreciation of share-holders' capital. The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, pre-ferred stocks, warrants, rights and securities convertible into common stocks) that are believed to afford attractive opportunities for investment apprecia-tion. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, at the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. Typically, the Fund invests in middle- and larger-sized compa-nies, though it does invest in smaller companies whose securities may reasona-bly be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

 Smith Barney Fundamental Value Fund Inc.'s investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of com-mon stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities that are undervalued in the marketplace and, accordingly, have above-average poten-tial for capital growth. In general, the Fund invests in securities of compa-nies that are temporarily unpopular among investors but which MMC regards as possessing favorable prospects for earnings growth and/or improvements in the value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

 Smith Barney Special Equities Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities which are convertible into or exchangeable for such stocks, including warrants) that MMC believes to have superior appreciation potential. The Fund invests primarily in equity securi-ties of secondary growth companies, generally not within the S&P 500, as iden-tified by MMC. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies that appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new tech-nology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose mar-ket capitalization is under $100 million. The Fund also may invest in small
capitalization companies representa     -
tive of the benchmarks against which the Fund's performance is frequently judged by utilizing an actively managed quantitative investment strategy to isolate securities that are believed to have a high probability of outperforming their respective industry/sector peer groups. In implementing this strategy MMC is supported by investment professionals, including a team that is quantitatively oriented. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers.

 Smith Barney Contrarian Fund, an investment portfolio of Smith Barney Invest-ment Funds Inc., has as its investment objective long term growth of capital. The Fund attempts to achieve its objective by investing primarily in underval-ued or out of favor common stock and other securities, including debt securi-ties that are convertible into common stock and that are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfolio will primarily consist of these securities, the Fund may also invest in pre-ferred stocks and warrants when MMC perceives an opportunity for capital growth from such securities. The Fund may from time to time enter into futures con-tracts, write call options and purchase put options.

 The Large Cap Value Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primar-ily in common stocks of companies having a market capitalization of at least $5 billion that are considered by MMC (i) to be undervalued by the marketplace,
(ii) to offer potential opportunities not yet recognized by the marketplace, or
(iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy. Tempo-rary defensive investments or a higher percentage of debt securities may be held when deemed advisable by MMC. In the selection of common stock invest-ments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a por-tion of the assets may be invested in non-dividend paying stocks. The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in American Depositary Receipts ("ADRs") representing shares in foreign securities that are traded in U.S. securities markets.

 Smith Barney Large Cap Blend Fund, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth by investing primarily in the equity securities of large capitalization companies with market cap[italizations greater than $5 billion at the time of investment that exhibit growth and/or value attributes. When selecting stocks with growth potential, MMC will evaluate the specific financial characteristics of the issuer such as historical and forecasted earnings growth, sales growth, profitability and return on equity. When selecting stocks with value characteristics, MMC will typically be looking at companies that are perhaps growing more slowly but whose valuation may be below average relative to earnings and/or assets.
The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depository Receipts ("EDRs"). Under normal market conditions, the Fund will invest substantially all, but not less than 65%, of its assets in equity securities.

 Smith Barney Large Capitalization Growth Fund, an investment portfolio of Smith Barney Investment Trust, seeks long term growth of capital by investing in equity securities of companies with large market capitalizations. The Fund attempts to achieve its investment objective by investing primarily in equity securities consisting of common stocks which are believed to afford attractive opportunities for investment growth. The core holdings of the Fund are large capitalization companies that are dominant in their industries, global in scope and have a long history of performance. The Fund normally invests at least 65% of its total assets in these securities. The Fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Fund defines large market capitalization companies as those having $5 bil-lion or more market capitalization at the time of the Fund's investment. Compa-nies whose capitalization falls below this level after purchase will continue to be considered large market capitalization companies for purposes of the 65% policy.

 Under normal market conditions, the majority of the Fund's portfolio will con-sist of common stocks, securities convertible into common stock and rights to subscribe for common stock. The Fund may also contain money market instruments for cash management purposes such as U.S. government securities, repurchase agreements, and time deposits.

 Concert Peachtree Growth Fund seeks an investment objective of capital appre-ciation by investing in securities believed to have above average potential for capital appreciation. In attempting to achieve the Fund's investment objective, the Fund will use a disciplined approach to identify equity securities of com-panies having prospects of strong, sustainable earnings growth and that are believed to afford attractive opportunities for stock price appreciation. This disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. The Fund selects stocks for the portfolio by sorting a universe of 1500 stocks into deciles based on earnings and other valuation characteristics. Those stocks sorted into the top two deciles are further ana-lyzed quantitatively and fundamentally to determine if they are attractive investments. In addition to determining which stocks may be attractive invest-ments for the Fund, this analysis is used to determine if a particular stock held in the Fund's portfolio continues to be an attractive investment and stocks appearing in the bottom two deciles are sold. Although the Fund may invest in the stocks of smaller capitalized companies, the Fund's assets will be invested primarily in the stock of mid- and larger-capitalized companies.

 MMC uses a flexible management style to select what it believes to be unusu-ally attractive growth investments on an individual company basis. Such securi-ties will typically be issued by small capitalization companies, larger compa-nies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Fund may also invest in companies in cyclical industries during periods when their securities appear overly depressed and therefore attractive for capital appreciation. In addition to common stocks of companies, they may invest in securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or con-vertible debentures, and warrants.

 Smith Barney Small Cap Blend Fund, Inc. seeks long term capital appreciation by investing primarily (at least 65% of its total assets) in the common stocks of U.S. companies with relatively small market capitalizations at the time of investment. Companies with relatively small market capitalization are defined as those which fall in the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values above $100 million. TIMCO, the investment manager to the Fund, will select stocks based on a disciplined quan-titative screening process that seeks a combination of attractive relative value and earnings growth.

 In order to provide consistent relative performance, the Fund will hold a portfolio that is comparable to the Russell 2500 Stock Index in terms of over-all risk, economic sector weightings, and market capitalization. The Russell 2500 is a broad based index of the smaller cap segment of the U.S. stock mar-ket. By linking its investment strategy to the Russell 2500 Stock Index, the Fund will provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values of greater that $100 million. However, the Fund is not an index fund and is not limited to investing in the stocks that comprise the Russell 2500 Stock Index. Over time, the Fund is expected to exhibit perfor-mance volatility that is similar to that of the Russell 2500 Stock Index. Of course, there can be no assurance that the Fund's total return, before or after expenses, will match or exceed that of the Russell 2500 Stock Index.

 Smith Barney Natural Resources Fund Inc. seeks long-term capital appreciation by investing primarily in "Natural Resource Investments." Natural Resource Investments are defined as equity and debt securities of issuers which: (1) own or process natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products; (2) own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; (3) participate in the exploration and development, trans-portation, distribution and/or processing of natural resources; (4) own or con-trol oil, gas, or other mineral leases, rights or royalties; (5) provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment; (6) develop or participate in energy-efficient technolo-gies; and (7) are involved in the upgrading or processing of raw commodities into intermediate products. The Fund may also invest in gold bullion and gold coins. (A company is considered a "Natural Resources Investment" when it derives at least 50% of its total revenue from a business or activity described above.)

 Under normal market conditions, the Fund will invest at least 65% of its assets in Natural Resource Investments. Up to 35% of the Fund's assets may be invested in companies not in the natural resources area, investment grade cor-porate debt securities, U.S. Government securities and, for cash management purposes, money market instruments. For temporary defensive purposes, the Fund may invest in excess of 35% in money market instruments.

 The Fund may utilize up to 10% of its assets to purchase put options on secu-rities it owns and up to an additional 10% of its assets to purchase call options on securities it may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. It also may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide movements affecting that portion of its assets invested in the country whose stocks are subject to the hedges.

 The composition of the portfolio of the Fund will vary depending on the deter-mination of MMC, of how best to achieve long-term capital appreciation. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Debt securities the Fund may acquire include bonds, notes and debentures of companies and governments. The Fund may invest in debt securities when MMC believes they will enhance the Fund's ability to achieve long-term capital appreciation. The Fund may invest in fixed-income securities that are rated as low as B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if unrated, are deemed by MMC to be of comparable quality. The medium- and lower-rated securities in which the Fund may invest, some of which have speculative characteristics, may be subject to greater market fluctuation and greater risk of loss of income or principal than higher rated securities.

 Because issuers of Natural Resource Investments often are located outside the United States, a significant portion of the Fund's investments may consist of securities of foreign issuers. The percentage of assets invested in particular countries or regions will change from time to time in accordance with the judg-ment of MMC, which may be based on, among other things, consideration of the political stability and economic outlook of these countries or regions.

 Smith Barney Premium Total Return Fund, an investment portfolio of Smith Bar-ney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by emphasizing investments in dividend-pay-ing common stocks, it will not have as much investment flexibility as total return funds that may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt secu-rities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

 Smith Barney Hansberger Global Value Fund, seeks long-term capital growth by investing primarily in equity securities of companies in any country including the United States, which in the opinion of MMC and Hansberger Global Investors, Inc. ("Hansberger"). are undervalued. Income will be an incidental considera-tion. The Fund seeks to invest in companies whose securities are trading at the greatest discount to future earnings, cash flow and/or net asset value and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Under normal market conditions, the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, Global Deposi-tory Receipts ("GDRs") and other depository receipts.

 Smith Barney Hansberger Global Small Cap Value Fund, seeks long term capital growth by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations which in the opinion of MMC and Hansberger are undervalued. Income will be an incidental consideration. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in (1) companies located in developing countries with individual market capitalizations of less than $750 million U.S. dollars (at the time of purchase) and (2) companies located in developed countries with individual mar-ket capitalizations of less than $1.5 billion U.S. dollars (at the time of pur-chase). Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, GDRs and other depository receipts.

 The Emerging Markets Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets through a port-folio invested primarily in securities of emerging country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convert-ible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high potential for capital appreciation, especially in countries where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom, Sweden, Norway, Finland, Denmark, Holland, Germany, Switzer-land, Belgium, France, Italy, Spain, Japan, Australia, Austria and Luxembourg. The Fund is a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

 The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), not-withstanding that the Fund may not anticipate that such securities will experi-ence substantial capital appreciation. The Fund also may invest in debt securi-ties issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

 The International Equity Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of divi-dend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the

Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund may borrow up to 25% of the value of its assets for invest-ment purposes, which involves certain risk considerations.

 The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may tem-porarily invest all or a major portion of its assets in U.S. government securi-ties or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

 European Portfolio, an investment portfolio of Smith Barney World Funds, Inc. seeks long-term capital appreciation by investing primarily in the equity secu-rities of issuers based in European countries including countries located in Western Europe (France, Germany and the United Kingdom) and Eastern Europe (Czech Republic, Poland and the countries of the former Soviet Union). The Fund seeks to identify countries and industries with above-average growth rates, the assessment of currency factors and the identification of companies in those countries and industries with above-average growth in earnings. In addition to investing up to 65% of its assets in equity securities, the Fund may invest up to 35% of its assets in other kinds of securities such as convertible bonds, warrants, Samurai and Yankee bonds, ADRs and money market securities.

 Pacific Portfolio, an investment portfolio of Smith Barney World Funds, Inc. seeks long-term capital appreciation through investing primarily in equity securities of companies in Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, the People's Republic of China, Singapore, Thailand, and Taiwan ("Asia Pacific Countries"). The Fund's investments will consist primarily of 1) securities traded principally on stock exchanges in Asia Pacific Countries, 2) securities of companies that derive 50% or more of their total revenue from either goods produced, sales made, or services per-formed in the Asia Pacific Countries, and 3) securities (including ADRs) of companies organized under the laws of an Asia Pacific Country that are publicly traded on recognized securities exchanges outside of the Asia Pacific Coun-tries.

FIXED INCOME FUNDS The following Underlying Smith Barney Funds invest primarily in fixed income securities including the money market fund in which each Portfolio may invest and which may serve as the cash reserve portion of each Portfolio.

 Smith Barney High Income Fund, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, MMC may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that MMC deems of compara-ble quality. The lower-rated bonds are commonly known as "junk bonds." Bonds of this type are subject to a greater risk of loss of principal and interest. How-ever, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when MMC believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

 Smith Barney Investment Grade Bond Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capi-tal. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securities: corpo-rate bonds rated Baa or better by Moody's or BBB or better by S&P; U.S. govern-ment securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion; and high-yielding common stocks and war-rants. A reduction in the rating of a security does not require the sale of the security by the Fund.

 Smith Barney Government Securities Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks high current return by investing in obliga-tions of, or guaranteed by, the U.S. government, its agencies or instrumentali-ties (including, without limitation, Treasury bills and bonds, mortgage partic-ipation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its portfolio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. gov-ernment securities (including futures contracts and options thereon and options relating to U.S. government securities).

 The Short-Term U.S. Treasury Securities Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidi-ty. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. Government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approximately three years. Pending direct investment in U.S. Treasury debt securities, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market varia-tions, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions.

 The Board of Directors of Smith Barney Funds, Inc. has approved of changes in the investment policies of the Fund and a related name change. It is antici-pated that these changes will become effective on or about July 2, 1998.

 The name of the Fund will change to "Short-Term High Grade Bond Fund." The Fund's investment objective will remain current income, preservation of capital and liquidity; however, the Fund will be authorized to invest in investment-grade corporate debt securities, bank obligations and a variety of U.S. Govern-ment Securities (including mortgage-backed securities and other U.S. government agency securities) in seeking to achieve its objective.

 Smith Barney Managed Governments Fund Inc. seeks high current income consis-tent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mort-gage-backed securities issued or guaranteed by GNMA, the Federal National Mort-gage Association ("FNMA") and FHLMC. Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermedi-ate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repur-chase agreements with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government securities for which the princi-pal repayment at maturity, while paid in U.S. dollars, is determined by refer-ence to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

 Smith Barney Diversified Strategic Income Fund, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through invest-ment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by MMC based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securities among which the Fund's assets will be pri-marily allocated are: obligations issued or guaranteed as to principal and interest by the United States government; mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corpo-rate securities; and foreign government securities. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

 Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent invest-ment quality as determined by MMC. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by MMC to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

 In general, the Fund may invest in debt securities issued by foreign govern-ments or any of their political subdivisions that are considered stable by Smith Barney Global Capital Management, Inc. the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

 The Global Government Bond Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreci-ation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denomi-nated in various currencies, including U.S. dollars, or in multinational cur-rency units, such as the European Currency Unit. Except with respect to govern-ment securities of less developed countries, the Fund invests in foreign gov-ernment securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of MMC.

 Under normal circumstances, the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of U.S. or foreign corporations and financial institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of com-parable quality.

 The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industri-alized countries) that MMC believes to pose limited credit risks. These coun-tries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Germany. Invest-ments may be made from time to time in government securities, including loan assignments and loan participations, of less developed countries. Such coun-tries currently include Argentina, Brazil, Bulgaria, Czech Republic, Ecuador, Hungary, Indonesia, Lithuania, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Slovakia, South Africa, Thailand, Turkey, Uruguay and Venezuela. Coun-tries may be added to or deleted from this list as economic and political con-ditions warrant. Historical experience indicates that the markets of less developed countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. MMC does not intend to invest more than 10% of the Fund's assets in the government securi-ties of less developed countries and will not invest more than 5% of the Fund's assets in the government securities of any one such country. Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and comparable unrated securities) are the equiv-alent of high yield, high risk bonds. Such securities are regarded as predomi-nantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, and political conditions, whether or not occurring within the issuers' borders. Under normal market conditions the Fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Fund's total assets.

 The Cash Portfolio is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Fund may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obliga-tions and related repurchase agreements. The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

 The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a contin-uous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (se-curities used as collateral for repurchase agreements are not subject to these restrictions).

 The Fund's investments are limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs," securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are S&P, Moody's, Duff and Phelps Credit Rating Co., Fitch IBCA, Inc. and Thomson BankWatch.

 For purposes of the equity/fixed income fund allocation targets and ranges applicable to each Portfolio (see page 9 above), each of the following Under-lying Smith Barney Funds is considered to be an equity fund with respect to 50% of a Portfolio's investment in such Fund and an income fund with respect to the remaining 50% of such Portfolio's investment.

 The Smith Barney Convertible Fund, an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exer-cise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by MMC to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt secu-rities that are not convertible into common stock and, for temporary defensive purposes, may invest in these securities without limitation.

 The Smith Barney Balanced Fund, an investment portfolio of Smith Barney Income Funds, seeks income and capital appreciation by investing approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities.

 The equity portion of the Fund will purchase common stocks, preferred stocks, warrants and securities convertible into common stocks, which are deemed to afford attractive opportunities for capital appreciation and income. The Fund may invest in securities of companies with attractive relative valuations based on underlying assets or earnings potential, as well as the securities of companies with favorable growth prospects. In analyzing securities for invest-ment, MMC will consider many factors including, but not limited to, historical and future earnings and growth potential, current market valuation, management strategy and economic and financial factors that may affect the price of the securities. The Fund will invest in a broadly diversified portfolio across a wide range of industries consisting of middle to large capitalization compa-nies, though it may on occasion invest in smaller capitalized companies when, in the opinion of MMC, such companies offer attractive capital appreciation opportunities.

 The fixed-income portion of the Fund will invest in a diversified portfolio of debt and other fixed-income securities, which are believed to afford oppor-tunities for income and capital appreciation. Fixed-income securities in which the Fund will invest in include obligations of the U.S. government, its agen-cies and instrumentalities, corporate securities (including bonds, notes, pre-ferred and convertible issues), mortgage backed and asset-backed securities. The fixed-income management strategies will be driven by the shape of the yield curve and yield spread analysis. There are no maturity restrictions on the fixed-income securities in which the Fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed-income port-folio will be in the 5 to 15 year range.

 The Balanced Fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade by a nationally recognized statistical rating organization. Such securities are commonly referred to as "junk bonds." The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other nationally recognized statistical rating organizations, securities of comparable quality as determined by MMC. While this portion of the securities held by the Fund is expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, it may be subject to greater risk of loss of income and principal and is more speculative in nature.

 The International Balanced Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal market conditions, the Fund will invest its assets in an international portfo-lio of equity securities (consisting of dividend and non-dividend paying com-mon stocks, preferred stocks, convertible securities, ADRs and rights and war-rants to such securities) and debt securities (consisting of corporate debt securities, sovereign debt instruments issued by governments or governmental entities, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on MMC's views on current market and economic con-ditions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percentage or amount of the Fund's assets that may be invested for growth or income.

 The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries outside of the U.S. The Fund will invest in a broad range of industries and sectors and will mainly invest in securities issued by companies with market capitalizations of at least $50,000,000. The Fund may invest in companies organized or governments located in any area of the world. However, under unu-sual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of com-panies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

 The debt securities in which the Fund invests generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated as investment grade (or deemed by MMC to be of comparable quality) at the time of purchase. Debt securities of emerging market countries may be rated below investment grade and could include securities that are in default as to payments of principal or interest. Up to 25% of the total assets of the Fund may be invested in securities of emerging market countries.

 PERFORMANCE OF UNDERLYING SMITH BARNEY FUNDS

 The following chart shows the average annual total returns (unaudited) for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter and giving effect to the maximum appli-cable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1997.

                                                     NET                      AVERAGE ANNUAL TOTAL RETURNS
                                                ASSETS OF ALL                   THROUGH DECEMBER 31, 1997       30-DAY YIELD FOR
                                                CLASSES AS OF                 ------------------------------      PERIOD ENDED
                                                DECEMBER 31,  INCEPTION                                           DECEMBER 31,
        UNDERLYING SMITH BARNEY FUND            1997 ($000'S)   DATE    CLASS ONE YEAR  FIVE YEARS TEN YEARS          1997
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.          $ 798,659   10/24/83    A     22.01 %    9.38%     15.64 %           --
Smith Barney Appreciation Fund Inc.               4,188,695   03/10/70    A     19.95     14.69      14.64             --
Smith Barney Equity Funds:
 Smith Barney Large Cap Blend Fund                  429,560   11/06/92     A    16.57     13.49     13.26 (+)          --
Smith Barney Fundamental Value Fund Inc.          1,569,046   11/12/81    A      9.49     15.29      14.99             --
Smith Barney Funds, Inc.:
 Large Cap Value Fund                             1,010,052   01/01/72    A     21.45     15.87      14.22             --
 Short-Term U.S. Treasury Securities Fund           100,885   11/11/91    A      6.73      5.20       5.67 (+)        5.41%
Smith Barney Income Funds:
 Smith Barney High Income Fund                    1,390,837   09/02/86    B      7.97     10.79       9.68            7.35
 Smith Barney Balanced Fund                       1,160,422   03/28/88    B     15.30      9.81       9.91 (+)         --
 Smith Barney Premium Total Return Fund           4,094,715   09/16/85    B     19.55     15.72      16.38             --
 Smith Barney Convertible Fund                      134,833   09/02/86    B     10.88     10.08      10.26            2.83
 Smith Barney Diversified Strategic Income Fund   2,941,695   12/28/89    B      2.60      7.90       7.48 (+)        5.98
Smith Barney Investment Funds Inc.:
 Concert Peachtree Growth Fund                      224,049   06/30/95    A     (0.10)      --       11.26 (+)         --
 Smith Barney Hansberger Global Value Fund           53,405   12/19/97    A       --        --       (3.51)(+)         --
 Smith Barney Hansberger Global Small Cap
  Value Fund                                         17,162   12/19/97    A       --        --       (4.72)(+)         --
 Smith Barney Contrarian Fund                       960,180   06/30/95    A      7.99       --       10.21 (+)         --
 Smith Barney Special Equities Fund                 566,177   12/13/82    B    (11.06)    11.81      10.81             --
 Smith Barney Government Securities Fund            574,256   03/20/84    B      6.32      6.32       8.19            5.91
 Smith Barney Investment Grade Bond Fund            550,179   01/04/82    B     11.94     10.55      10.82            6.43
Smith Barney Investment Trust:
 Smith Barney Large Capitalization Growth
  Fund                                              433,696   08/29/97    A       --        --        0.16 (+)         --
Smith Barney Managed Governments Fund Inc.          550,549   09/04/84    A      4.54      5.74       7.72            6.36
Smith Barney Natural Resources Fund Inc.            101,818   12/24/86    A    (14.37)     9.06       0.33             --
Smith Barney Small Cap Blend Fund Inc.              164,253   01/23/90    A     21.81     13.60      10.83 (+)         --
Smith Barney World Funds, Inc.:
 International Equity Portfolio                   1,260,845   02/18/86    A     (3.18)     9.46      10.59             --
 European Portfolio                                  42,421   02/07/94    A     (3.29)      --        9.67 (+)         --
 Pacific Portfolio                                    7,325   02/07/94    A    (33.04)      --      (13.37)(+)         --
 Emerging Markets Portfolio                          31,835   05/12/95    A    (13.75)      --       (2.16)(+)         --
 International Balanced Portfolio                    65,501   08/25/94    A    (11.13)      --        3.00 (+)         --
 Global Government Bond Portfolio                   141,191   07/22/91    A      3.31       --        8.19 (+)        4.34
-----------

+ Since inception (less than 10 years)
--------------------------------------------------------------------------------

 For the seven-day period ended December 31, 1997, the yield for the Cash Port-folio of Smith Barney Money Funds, Inc. was 5.09% and the effective yield was 5.22%.

 The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert Series. The perfor-mance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of the Underlying Smith Barney Funds in which the Portfolios will invest.

 INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING SMITH BARNEY FUNDS

 In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment poli-cies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Under-lying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such poli-cies.

 Securities of Non-U.S. Issuers. The Portfolios will each invest in certain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve some special risks such as fluctua-tions in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, repatriation, confiscatory taxa-tion, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securi-ties markets are generally higher than in the U.S. There is generally less gov-ernment supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

 Options and Futures. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a pre-determined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to cer-tain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of the portfolio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market condi-tions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return. Further losses could also be experienced if the options and futures positions held by an Underlying Smith Barney Fund were poorly correlated with its other investments or if it could not close out its positions because of an illiquid secondary market.

 The Smith Barney Natural Resources Fund Inc. may also enter into futures con-tracts for the purchase and sale of gold, purchase put and call options on those future contracts and write call options on those futures contracts. The Smith Barney Natural Resources Fund Inc. will purchase or write options on gold futures only on a regulated domestic or foreign exchange approved for such pur-pose by the Commodities Futures Trading Commission.

 Debt Securities. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the Funds. The market value of the fixed-income obligations in which the Underlying Smith Bar-ney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

 Certain of the Underlying Smith Barney Funds may invest only in high-quality, high-grade or investment-grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rates in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative charac-teristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

 Certain Underlying Smith Barney Funds may invest in securities that are rated below investment-grade; that is, rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Information for additional information on the bond ratings by Moody's and S&P.

VALUATION OF SHARES


 Each Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

 The Income Portfolio declares and pays monthly dividends from its net invest-ment income. The Balanced Portfolio and Conservative Portfolio declare and pay quarterly dividends from net investment income. The Global Portfolio, Growth Portfolio and High Growth Portfolio declare and pay annual dividends from net investment income. Dividends from net realized capital gains, if any, in each of the separate Portfolio's will be distributed annually. Each separate Portfo-lio may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a Federal excise tax liability.

 If a shareholder does not otherwise instruct, dividends and capital gain dis-tributions paid will automatically reinvest in additional shares of the same Class at net asset value, with no additional sales charge or CDSC. A share-holder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Shareholders whose accounts are held directly by First Data should notify First Data in writing, requesting a change to this automatic reinvest option.

 The per share amounts of dividends from net investment income on Class B may be lower than that of Class A, mainly as a result of the distribution fees applicably to Class B. Capital gain distributions, if any, will be the same amount across all Classes of Fund shares (A and B).

 TAXES

 The following is a summary of the material federal tax considerations affect-ing the separate Portfolios and their shareholders, please refer to the State-ment of Additional Information for further discussion. In addition to the con-siderations described below and in the Statement of Additional Information, there may be other federal, state, local and/or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

 Each Portfolio of the Concert Series will be treated as a separate entity for tax purposes. The Portfolios intend to qualify, as in prior years, under Subchapter M of the Code for tax treatment as regulated investment companies. In each taxable year that the separate Portfolios qualify, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment company taxable income and long-term capital gain that is distributed to shareholders.

 Dividends paid from net investment income and net realized short-term securi-ties gain, are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of securities held by the Portfolio for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Portfolio shares.

 Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. A por-tion of the dividends paid may qualify for the corporate dividends received deduction. Dividends consisting of interest from U.S. government securities may be exempt from state and local income taxes. Shareholders will be informed of the source and tax status of all distributions promptly after the close of each calendar year.

 A shareholder's gain or loss on the disposition of Portfolio shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at dis-position. Losses realized by a shareholder on the disposition of Portfolio shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

 The Portfolios are required to withhold ("backup withholding") 31% of all tax-able dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification num-ber (social security or employer identification number). Withholding from tax-
able divi     -
dends and capital gain distributions also is required for shareholders who oth-erwise are subject to back withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

 Prior to investing in shares of any Portfolio, investors should consult with their tax advisors concerning the Federal, state and local tax consequences of such an investment.

PURCHASE OF SHARES


 GENERAL

 Each Portfolio offers two Classes of shares to investors purchasing through PFS Investments Registered Representatives. Class A shares are sold to invest-ors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

 Initial purchases of shares of each Portfolio of the Concert Series must be made through a PFS Investments Registered Representative by completing the appropriate application found in this prospectus. The completed application should be forwarded to the Sub-Transfer Agent, 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent.

 Investors in Class A and Class B shares may open an account by making an ini-tial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a Portfolio. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Sec-tion 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in a Portfolio is $25. For each Portfolio's System-atic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employ-ees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any Travelers--affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Concert Series reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Sub-Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $25 per returned purchase by PFS or the Sub-Transfer Agent.

 The minimum initial investment requirement in a Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

 Purchase orders received by the Sub-Transfer Agent prior to the close of regu-lar trading on the NYSE, on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day.

 SYSTEMATIC INVESTMENT PLAN

 Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the Sub-Transfer Agent is authorized through preau-thorized transfers of $25 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly basis to pro-vide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS or the Sub-Transfer Agent. A shareholder who places a stop pay-ment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $25 by PFS or the Sub-Transfer Agent.

 INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

 The sales charges applicable to purchases of Class A shares of the High Growth Portfolio, the Global Portfolio, the Growth Portfolio and the Balanced Portfo-lio are as follows:

                                SALES CHARGE
                       ---------------------------------       DEALERS'
                            % OF             % OF         REALLOWANCE AS % OF
AMOUNT OF INVESTMENT   OFFERING PRICE   AMOUNT INVESTED     OFFERING PRICE
-----------------------------------------------------------------------------
Less than  $ 25,000         5.00%            5.26%               4.50%
$ 25,000 -  49,999          4.00             4.17                3.60
  50,000 -  99,999          3.50             3.63                3.15
 100,000 - 249,999          3.00             3.09                2.70
 250,000 - 499,999          2.00             2.04                1.80
 500,000 and over            *                 *                   *
-----------------------------------------------------------------------------

 The sales charges applicable to purchases of Class A shares of the Conserva-tive Portfolio and the Income Portfolio are as follows:

                                SALES CHARGE
                       ---------------------------------       DEALERS'
                            % OF             % OF         REALLOWANCE AS % OF
AMOUNT OF INVESTMENT   OFFERING PRICE   AMOUNT INVESTED     OFFERING PRICE
-----------------------------------------------------------------------------
Less than  $ 25,000         4.50%            4.71%               4.05%
$ 25,000 -  49,999          4.00             4.17                3.60
  50,000 -  99,999          3.50             3.63                3.15
 100,000 - 249,999          2.50             2.56                2.25
 250,000 - 499,999          1.50             1.52                1.35
 500,000 and over            *                 *                   *
-----------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to PFS, which in turn, pays PFS Investments to compensate its Investments Representatives whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applica-ble to Class B shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

 Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Concert Series as defined in the Securities Act of 1933, as amended.

 The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Portfolio made at one time by "any person", which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

 Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the imme-diate families of such persons or other funds affiliated with Travelers (in-cluding the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons; and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the pur-chase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases by shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Portfo-
lio) and who wish to reinvest their redemption proceeds in the Portfolio, pro-vided the reinvestment is made within 60 calendar days of the redemption; (d) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (e) sales through PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment compa-nies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, (ii) the shareholder paid an initial sales charge on such redeemed shares and (iii) the shares redeemed were not subject to a deferred sales charge; and (f) direct rollovers by plan partici-pants of distributions from a 401(k) plan enrolled in the Smith Barney 401(k) Program (note: subsequent investments will be subject to the applicable sales charge, purchases by separate accounts used to fund certain unregistered vari-able annuity contracts and purchases by investors participating in a Smith Bar-ney fee based arrangement. PFS Investments may pay its Registered Representa-tives an amount equal to 0.40% of the amount invested if the purchase repre-sents redemption proceeds from an investment company distributed by an entity other than PFS. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 VOLUME DISCOUNTS

 The "Amount of Investment" referred to in the sales charge table set forth above under "Initial Sales Charge Alternative--Class A Shares" includes the purchase of Class A shares in a Portfolio and of other funds sponsored by Smith Barney that are offered with a sales charge listed under "Exchange Privilege." A person eligible for a volume discount includes: an individual; members of a family unit comprising a husband, wife and minor children; a trustee or other fiduciary purchasing for a single fiduciary account including pension, profit-sharing and other employee benefit trusts qualified under Section 401(a) of the Code; or multiple custodial accounts where more than one beneficiary is involved if purchases are made by salary reduction and/or payroll deduction for qualified and nonqualified accounts and transmitted by a common employer enti-ty. Employer entity for payroll deduction accounts may include trade and craft associations and any other similar organizations.

 LETTER OF INTENT

 Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of each Portfolio and other Smith Barney Mutual Funds offered with a sales charge over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appro-priate number of escrowed shares will be redeemed. Please contact a PFS Invest-ments Registered Representative to obtain a Letter of Intent application.

 DEFERRED SALES CHARGE ALTERNATIVES

 CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (i) Class B shares and
(ii) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

 Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distribu-tions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

 Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a pur-chase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney state-ment month. The following table sets forth the rates of the charge for redemp-tions of Class B shares by shareholders.

                                 CDSC
                      APPLICABLE TO HIGH GROWTH
                         PORTFOLIO,  GROWTH
                              PORTFOLIO,                      CDSC
YEARS SINCE PURCHASE     GLOBAL PORTFOLIO AND      APPLICABLE TO CONSERVATIVE
PAYMENT WAS MADE          BALANCED PORTFOLIO     PORTFOLIO AND INCOME PORTFOLIO
-------------------------------------------------------------------------------
First                            5.00%                        4.50%
Second                           4.00                         4.00
Third                            3.00                         3.00
Fourth                           2.00                         2.00
Fifth                            1.00                         1.00
Sixth and thereafter             0.00                         0.00
-------------------------------------------------------------------------------

 Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

 In determining the applicability of any CDSC or the conversion feature described above, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be consid-ered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to PFS.

 To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

 The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Portfolio with any invest-ment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

 CDSC waivers will be granted subject to confirmation by PFS of the sharehold-er's status or holdings, as the case may be.

EXCHANGE PRIVILEGE


 Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in any other Portfolio of the Concert Series, as well as in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class B shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

 .Concert Investment Series--Emerging Growth Fund

 .Concert Investment Series--Government Fund

 .Concert Investment Series--Growth Fund

 .Concert Investment Series--Growth and Income Fund

 .Concert Investment Series--International Equity Fund

 .Concert Investment Series--Municipal Bond Fund

 .Concert Peachtree Growth Fund

 .Concert Social Awareness Fund

 .Smith Barney Appreciation Fund Inc.

 .Smith Barney Investment Grade Bond Fund

 .*Smith Barney Money Funds, Inc.--Cash Portfolio

 .**Smith Barney Exchange Reserve Fund
--------------------------------------------------------------------------------
* Available for exchange with Class A shares of a Portfolio.
** Available for exchange with Class B shares of a Portfolio.

 Class A Exchanges. Class A shareholders of each Portfolio who wish to exchange all or a portion of their shares for Class A shares in any of the funds identi-fied above may do so without imposition of any charge.

 Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher CDSC than that imposed by a Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

 Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to a Portfolio's performance and its shareholders. The Con-cert Series may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of each Portfolio's other shareholders. In this event, the Concert Series may, at its discretion, decide to limit addi-tional purchases and/or exchanges by the shareholder. Upon such a determina-tion by the Fund, the Concert Series will provide notice in writing or by tel-ephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Port-folio or exchange into any of the Smith Barney Mutual Funds ordinarily avail-able, which position the shareholder would be expected to maintain for a sig-nificant period of time. All relevant factors will be considered in determin-ing what constitutes an abusive pattern of exchanges.

 Exchanges will be processed at the net asset value next determined. Redemp-tion procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signa-ture guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospec-tus describing the shares to be acquired. Each Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to share-holders.

REDEMPTION OF SHARES

 Shareholders may redeem for cash some or all of their shares of a Portfolio at any time by sending a written request in proper form directly to the Sub-Transfer Agent, PFS Shareholder Services, at 3100 Breckinridge Blvd, Bldg. 200, Duluth, Georgia 30099-0062. If you should have any questions concerning how to redeem your account after reviewing the information below, please con-tact the Sub-Transfer Agent at (800) 544-5445, Spanish-speaking representa-tives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

 As described under "Purchase of Shares," redemptions of Class B shares are subject to a CDSC.

 The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account regis-tration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the sharehold-er(s) has had an address change in the past 45 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signa-ture(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a saving and loan association; or a federal savings bank.

 Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or admin-istrator. Additionally, if a shareholder requests a redemption from a Retire-ment Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

 A shareholder may utilize the Sub-Transfer Agent's Fax to redeem their account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the Sub-Transfer Agent at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach the Sub-Transfer Agent by Fax, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Portfolio's regular redemption procedure described above. Facsimile redemptions received by the Sub-Transfer Agent prior to 4:00 p.m. Eastern time on a regular busi-ness day will be processed at the net asset value per share determined that day.

 In all cases, the redemption price is the net asset value per share of the Portfolio next determined after the request for redemption is received in proper form by the Sub-Transfer Agent. Payment for shares redeemed will be made by check mailed within three days after acceptance by the Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently pur-chased by check or draft, the Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

 After following the above-stated redemption guidelines, a shareholder(s) may elect to have the redemption proceeds wire-transferred directly to the share-holder's bank account of record (defined as a currently established pre-autho-rized draft on the shareholder's account with no changes within the previous 45 days), as long as the bank account is registered in the same name(s) as the account with the

Concert Series. If the proceeds are not to be wired to the bank account of record, or mailed to the registered owner(s), a signature guarantee will be required from all shareholder(s). A $25 service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire redemption. Redemption proceeds will normally be wired to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by the shareholder's bank within 48 to 72 hours.

 AUTOMATIC CASH WITHDRAWAL PLAN

 Each Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

MINIMUM ACCOUNT SIZE


 The Concert Series reserves the right to involuntarily liquidate any share-holder's account in a Portfolio if the aggregate net asset value of the shares held in that Portfolio account is less than $500. (If a shareholder has more than one account in a Portfolio, each account must satisfy the minimum account size.) The Series, however, will not redeem shares based solely on market reductions in net asset value. Before the Series exercises such right, share-holders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

 From time to time, a Portfolio may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A and Class B shares of each Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio's Class refers to the net investment income earned by investments in the Class over a 30-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Balanced Portfolio and the Conservative Portfolio calculate current divi-dend return for each of their Classes annualizing the most recent quarterly dividend and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Income Portfolio calculates current dividend return for each of its Classes by annualizing the most recent monthly distri-bution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. Each Class' current dividend return may vary from time to time depending on market conditions, the composition of the investment portfolio and its operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing current return of a Class to yields published for other investment companies and other investment vehicles. Each Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analyti-cal Services, Inc. and other financial publications.

MANAGEMENT OF THE CONCERT SERIES

 BOARD OF DIRECTORS

 Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Concert Series' directors are non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Concert Series also serve in similar positions with many of the Underlying Smith Barney Funds. Thus, if the interests of a Portfolio and the Underlying Smith Barney Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the directors and officers of the Concert Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The directors of the Con-cert Series believe they have structured each Portfolio to avoid these con-cerns. However, conceivably a situation could occur where proper action for the Concert Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possi-bility arises, the directors and officers of the Concert Series, the affected Underlying Smith Barney Funds and MMC will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, elimi-nate the potential conflict. More over, limitations on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Concert Series to minimize this possibility, and close and continuous monitoring will be exer-cised to avoid, insofar as is possible, these concerns. The Statement of Addi-tional Information contains background information regarding each director and executive officer of the Concert Series.

 INVESTMENT MANAGER

 MMC, the investment manager to each Portfolio, is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. MMC (through its predecessor entities) has been in the invest-ment counseling business since 1968. MMC renders investment advice to a wide variety of investment company clients that had aggregate assets under manage-ment as of March 31, 1998 in excess of $100 billion. Subject to the supervision and direction of the Concert Series' Board of Directors, MMC will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The directors of the Series will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. MMC also furnishes each Portfo-lio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Series. Under the Asset Allocation and Administration Agreement with each Portfolio, MMC has agreed to bear all expenses of the Concert Series other than the management fee, the fees payable pursuant to the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses. For the most recent fiscal year of each Portfolio, for the services rendered and expenses borne, each Portfolio, except the Global Portfolio, paid MMC a monthly fee at the annual rate of 0.35% of the value of its average daily net assets. The Global Portfolio anticipates to pay MMC a monthly fee at the annual rate of 0.35% of the value of its aver-age daily net assets during the current fiscal year.

 MMC also serves as investment adviser to each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Smith Barney Premium Total Return Fund and Smith Barney Small Cap Blend Fund, Inc.) and is responsi-ble for the selection and management of each of the Underlying Smith Barney Fund's investments. SBSA, located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of MMC. SBSA renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $4.7 billion. TIMCO, located at One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to Smith Barney Small Cap Blend Fund, Inc. TIMCO has been the investment counseling business since 1967 and is a wholly-owned subsidiary of Holdings. TIMCO renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $400 million.

 Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The effective manage-ment fee of each of the Underlying Smith Barney Funds is set forth below as a percentage rate of its annual net assets:

UNDERLYING SMITH BARNEY FUND                          MANAGEMENT FEES
---------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                   0.80%
Smith Barney Appreciation Fund Inc.                        0.59%
Smith Barney Equity Funds:
 Smith Barney Large Cap Blend Fund                         0.65%
Smith Barney Fundamental Value Fund Inc.                   0.75%
Smith Barney Funds, Inc.:
 Large Cap Value Fund                                      0.58%
 Short-Term U.S. Treasury Securities Fund                  0.45%
Smith Barney Income Funds:
 Smith Barney High Income Fund                             0.70%
 Smith Barney Balanced Fund                                0.65%
 Smith Barney Premium Total Return Fund                    0.75%
 Smith Barney Convertible Fund                             0.70%
 Smith Barney Diversified Strategic Income Fund            0.65%
Smith Barney Investment Funds Inc.:
 Concert Peachtree Growth Fund                             1.00%
 Smith Barney Hansberger Global Small Cap Value Fund       1.05%
 Smith Barney Hansberger Global Value Fund                 0.95%
 Smith Barney Contrarian Fund                              0.85%
 Smith Barney Special Equities Fund                        0.75%
 Smith Barney Government Securities Fund                   0.55%
 Smith Barney Investment Grade Bond Fund                   0.65%
Smith Barney Investment Trust
 Smith Barney Large Capitalization Growth Fund             0.75%
Smith Barney Managed Governments Fund Inc.                 0.65%
Smith Barney Money Funds, Inc.:
 Cash Portfolio                                            0.38%
Smith Barney Natural Resources Fund Inc.                   0.75%
Smith Barney Small Cap Blend Fund, Inc.                    0.65%
Smith Barney World Funds, Inc.:
 International Equity Portfolio                            0.85%
 European Portfolio                                        0.85%
 Pacific Portfolio                                         0.85%
 Emerging Markets Portfolio                                1.00%
 International Balanced Portfolio                          0.85%
 Global Government Bond Portfolio                          0.75%
---------------------------------------------------------------------

 PORTFOLIO MANAGEMENT

 Thomas B. Stiles II, and R. Jay Gerken, both Managing Directors of Smith Bar-ney, are responsible for the day-to-day operations of the Concert Series, mak-ing all of the investment decisions since the Series commenced operations in February, 1996. Prior to joining Smith Barney in 1993, both Mr. Stiles and Mr. Gerken were Managing Directors of Shearson Lehman Brothers Inc.

 Management's discussion and analysis and additional performance information regarding the Concert Series during the fiscal year ended January 31, 1998 is included in the Annual Report dated January 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Concert Series at the address or phone number listed on page one of this Prospectus.

 On April 6, 1998, Travelers announced that it had entered into a Merger Agree-ment with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, includ-ing approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consumma-tion of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regula-tions. Although the effects of the merger of Travelers and Citicorp and compli-ance with the requirements of the BHCA and the Glass-Steagall Act are still under review, MMC does not believe that its compliance with applicable law fol-lowing the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Series with the same level of invest-ment advisory services that it currently receives.

DISTRIBUTOR

 PFS, located at 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30099-0062, distributes shares of each Portfolio as a principal underwriter and as such conducts a continuous offering pursuant to a best efforts arrangement requiring PFS to take and pay for only such securities as may be sold to the public. Pur-suant to the services and distribution plan adopted by each Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), PFS is paid a service fee with respect to Class A and Class B shares of each Portfolio at the annual rate of 0.25% of the average daily net assets attributable to each Class. PFS is also paid a distribution fee with respect to Class B shares of the High Growth Port-folio, the Growth Portfolio, the Global Portfolio and the Balanced Portfolio at the annual rate of 0.75% of the average daily net assets attributable to that Class. PFS is paid a distribution fee with respect to Class B shares of the Conservative Portfolio and the Income Portfolio at the annual rate of 0.50% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS, which in turn, pays PFS Investments to pay its Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing pro-spectuses to potential investors; payments to and expenses of Registered Repre-sentatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

 The payments to PFS Investments Registered Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. PFS Investments Registered Representatives may receive different levels of compensation for selling different Classes of shares.

 PFS Investments may be deemed to be an underwriter for purposes of the Securi-ties Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Repre-sentatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensa-tion to PFS Investments Registered Representatives that sell shares of each Portfolio.

 Actual distribution expenses for Class B shares of each Portfolio for any given year may exceed the fees received pursuant to the Plan and will be car-ried forward and paid by each Portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carryforward amounts at a rate comparable to that paid by Smith Barney for bank borrowings. The Concert Series' Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all rele-vant factors, including expenses borne by PFS, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION

 The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series commenced oper-ations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Select Portfolios of Concert Series commenced operations on February 5, 1997. On February 24, 1997, the Concert Series changed its name to Smith Barney Con-cert Allocation Series Inc. The Concert Series has authorized capital of 5,500,000,000 shares with a par value of $.001 per share. The Board of Direc-tors has authorized the issuance of eleven series of shares, each representing shares in one of eleven separate Portfolios and may authorize the issuance of additional series of shares in the future. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A and Class B shares of a Portfolio represent interests in the assets of that Portfolio and have iden-tical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Concert Series' Rule 12b-1 distribution plan that pertain to a particular Class. As described under "Voting" in the Statement of Additional Information, the Concert Series ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Concert Series' outstanding shares and the Concert Series will assist shareholders in calling such a meet-ing as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and non-assessable when issued for payment as described in this Prospectus.

 On matters submitted for consideration by shareholders of any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

 PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Portfolio's invest-ments.

 First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

 PFS Shareholder Services is located at 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30099-0062 and serves as the Concert Series' Sub-Transfer Agent.

 The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securi-ties held by the Concert Series at the end of the period covered. In an effort to reduce the Concert Series' printing and mailing costs, the Concert Series plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact the Sub-Transfer Agent. Also available at the shareholder's request, is an Account Transcript identifying every financial transaction in an account since it was opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested.

  Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

  Additional information regarding the Transfer Agent's services may be obtained by contacting the Client Services Department at (800) 544-5445.

APPENDIX

 DESCRIPTIONS OF CERTAIN RISKS RELATED TO VARIOUS SECURITIES INVESTED IN, AND INVESTMENT STRATEGIES EMPLOYED BY, THE UNDERLYING SMITH BARNEY FUNDS IN WHICH THE PORTFOLIOS MAY INVEST

 Repurchase Agreements. Repurchase agreements, as utilized by an Underlying Smith Barney Fund or a Portfolio of The Concert Series, could involve certain risks in the event of default or insolvency of the other party, including pos-sible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

 Reverse Repurchase Agreements. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Barney Fund may decline below the repurchase price of the securities.

 Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of pos-sible delays in receiving additional collateral or in the recovery of the secu-rities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Under-lying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

 When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

 Non-Diversified Funds. Certain of the Underlying Smith Barney Funds are clas-sified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such an Underlying Smith Barney Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

 Securities of Unseasoned Issuers. Securities in which certain of the Under-lying Smith Barney Funds may invest may have limited marketability and, there-fore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on prod-ucts or services without an established market share.

 Convertible Securities and Synthetic Convertible Securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the under-lying common stock. Convertible securities entail less credit risk than the issuer's common stock.

 Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic con-vertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a sepa-rate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in hold-ing the securities comprising the synthetic convertible security.

 Securities of Developing Countries. A developing country generally is consid-ered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

 Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegoti-ation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

 Restrictions on Foreign Investment. Some countries prohibit or impose substan-tial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for pur-chase by nationals or limit the repatriation of funds for a period of time.

 Smaller capital markets, while often growing in trading volume, have substan-tially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and set-tlement procedures, and in certain markets there have been times when settle-ments have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custo-dial services for investment securities may not be available in some countries having smaller capital markets, which may result in an Underlying Smith Barney Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in tempo-rary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio secu-rity due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liabil-ity to the purchaser. There is generally less government supervision and regu-lation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

 Mortgage-Related Securities. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time with-out penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the orig-inal investment. In addition, like other debt securities, the values of mort-gage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

 Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these secu-rities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying Smith Barney Fund's net assets could be adversely affected.

 Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

 Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the pro-ceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

 Leverage. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Lever-age creates an opportunity for increased returns to shareholders of an Under-lying Smith Barney Fund but, at the same time, creates special risk considera-tions. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with bor-rowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Underlying Smith Barney Fund.

 Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of secu-rities whose rates vary inversely with changes in market rates of interest gen-erally will be larger than comparable changes in the value of an equal princi-pal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

 Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

 Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

 Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

 Swap Agreements. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into inter-est rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suf-fer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

 Indexed Securities. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is linked to cur-rencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

P R O S P E C T U S

                                                                    SMITH BARNEY
                                                                         Concert
                                                          Allocation Series Inc.
                                                             Class Z Shares Only

                                                               MAY 29, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


LOGO Smith Barney Mutual Funds
     Investing for your future
     Every day.

PROSPECTUS
                                                              May 29, 1998

Smith Barney Concert Allocation Series Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

 Smith Barney Concert Allocation Series Inc. (the "Concert Series" or "Series") offers eleven professionally managed investment portfolios, six of which are offered by this Prospectus (each, a "Portfolio"). Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds ("Underlying Smith Barney Funds").

    The High Growth Portfolio seeks capital appreciation.

    The Global Portfolio seeks capital appreciation.

    The Growth Portfolio seeks long-term growth of capital.

    The Balanced Portfolio seeks a balance of growth of capital and income.

    The Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

    The Income Portfolio seeks high current income.

 This Prospectus sets forth concisely certain information about the Concert Series and each of the Portfolios, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Pro-spectus carefully and retain it for future reference.

 The Class Z shares described in this Prospectus are currently offered exclu-sively for sale to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") or any of its affiliates ("Qualified Plans") and to certain unit investment trusts sponsored by Smith Barney or any of its affiliates ("Smith Barney UITs").

 Additional information about the Concert Series and each of the Portfolios is contained in a Statement of Additional Information dated May 29, 1998 and as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Concert Series at the telephone number or address set forth above or by contacting a Smith Barney Financial Consul-tant. The Statement of Additional Information has been filed with the Securi-ties and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

EACH PORTFOLIO'S EXPENSES                        3
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             4
--------------------------------------------------
WHY INVEST IN THE CONCERT SERIES                 5
--------------------------------------------------
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES    5
--------------------------------------------------
RISK FACTORS AND SPECIAL CONSIDERATIONS          7
--------------------------------------------------
PORTFOLIO TURNOVER                               8
--------------------------------------------------
DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS     8
--------------------------------------------------
VALUATION OF SHARES                             18
--------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES              18
--------------------------------------------------
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES     18
--------------------------------------------------
PERFORMANCE                                     19
--------------------------------------------------
MANAGEMENT OF CONCERT SERIES                    19
--------------------------------------------------
ADDITIONAL INFORMATION                          22
--------------------------------------------------
APPENDIX                                       A-1
--------------------------------------------------

--------------------------------------------------------------------------------
 No person has been authorized to give any information or to make any represen-tations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Concert Series or the dis-tributor. This Prospectus does not constitute an offer by Concert Series or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------

EACH PORTFOLIO'S EXPENSES

 The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of Class Z shares of each Portfolio, based on the Portfolios' operating expenses for its most recent fis-cal year.

                                                            APPLICABLE TO
                                                           EACH PORTFOLIO*
--------------------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
    Management fees                                             0.35%
    Other expenses                                               None
--------------------------------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES                            0.35%
--------------------------------------------------------------------------

* The total portfolio operating expenses for the Global Portfolio are estimated since no shares were outstanding during the Series' most recent fiscal year.

 The nature of the services for which each Portfolio pays management fees is described under "Management of the Portfolios."

 The Portfolios will invest only in Class Y shares of the Underlying Smith Bar-ney Funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Under-lying Smith Barney Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Smith Barney Funds that are applicable to Class Y shareholders. The investment returns of each Portfolio, therefore, will be net of the expenses of the Underlying Smith Barney Funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each Underlying Smith Barney Fund held by a Portfolio, based on operating expenses for its most recent fiscal year:

UNDERLYING SMITH BARNEY FUND                          EXPENSE RATIO
-------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                  0.84%
Smith Barney Appreciation Fund Inc.                       0.59
Smith Barney Equity Funds
 Smith Barney Large Cap Blend Fund                        0.69
Smith Barney Fundamental Value Fund Inc.                  0.78
Smith Barney Funds, Inc.
 Large Cap Value Fund                                     0.60
 Short-Term U.S. Treasury Securities Fund                 0.50
Smith Barney Income Funds
 Smith Barney High Income Fund                            0.73
 Smith Barney Balanced Fund                               0.67
 Smith Barney Premium Total Return Fund                   0.76
 Smith Barney Convertible Fund                            0.85
 Smith Barney Diversified Strategic Income Fund           0.70
Smith Barney Investment Funds Inc.
 Concert Peachtree Growth Fund                            1.10
 Smith Barney Hansberger Global Value Fund*               1.35
 Smith Barney Hansberger Global Small Cap Value Fund*     1.45
 Smith Barney Contrarian Fund                             0.90
 Smith Barney Special Equities Fund                       0.80
 Smith Barney Government Securities Fund                  0.58
 Smith Barney Investment Grade Bond Fund                  0.69
Smith Barney Investment Trust
 Smith Barney Large Capitalization Growth Fund            0.82
Smith Barney Managed Governments Fund Inc.                0.62
Smith Barney Money Funds, Inc.
 Cash Portfolio                                           0.43
Smith Barney Natural Resources Fund Inc.*                 1.26
Smith Barney Small Cap Blend Fund, Inc.                   1.11
Smith Barney World Funds, Inc.
 International Equity Portfolio                           0.94
 Emerging Markets Portfolio*                              1.86
 European Portfolio*                                      1.55
 Pacific Portfolio*                                       3.12
 International Balanced Portfolio                         1.24
 Global Government Bond Portfolio                         0.89
-------------------------------------------------------------------

* Operating expenses of Class Y shares for Smith Barney Investment Funds, Inc.--Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Natural Resources Fund Inc. and Smith Barney World Funds, Inc.--Emerging Markets Portfolio, European Portfolio and Pacific Portfolio are estimated because no Class Y shares were outstanding during each Fund's most recent fiscal year.

 Based on each Portfolio's estimated annual operating expenses plus a weighted average of the Class Y expense ratios of Underlying Smith Barney Funds in which each Portfolio is expected to invest during the current fiscal year, the approximate expense ratios are expected to be as follows: High Growth Portfolio, Class Z 1.24%; Growth Portfolio, Class Z 1.15%; Global Portfolio, Class Z 1.64%; Balanced Portfolio, Class Z 1.10%; Conservative Portfolio, Class Z 1.06%; and Income Portfolio, Class Z 1.00%. The expense ratios may be higher or lower depending on the allocation of the Underlying Smith Barney Funds within a Portfolio.

 EXAMPLE

 The following example is intended to assist an investor in understanding the various costs that an investor in each of the Portfolios will bear directly or indirectly. The example assumes payment by each Portfolio of operating expenses at the levels set forth in the table above. See "Purchase, Exchange and Redemp-tion of Shares" and "Management of Concert Series." The example also reflects each Portfolio's pro rata share of the Class Y expenses of the Underlying Smith Barney Funds (see preceding paragraph) in which it is expected to invest during the current fiscal year.

                             AN INVESTOR WOULD PAY           AN INVESTOR WOULD PAY
                          THE FOLLOWING EXPENSES ON A      THE FOLLOWING EXPENSES ON
                          $1,000 INVESTMENT, ASSUMING    THE SAME INVESTMENT, ASSUMING
                          (1) 5.00% ANNUAL RETURN AND       THE SAME ANNUAL RETURN
                           (2) REDEMPTION AT THE END      BUT WITHOUT A REDEMPTION AT
                             OF EACH TIME PERIOD:        THE END OF EACH TIME PERIOD:
                        ------------------------------- -------------------------------
                        1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------
 High Growth Portfolio   $13     $39     $68     $150    $13     $39     $68     $150
 Growth Portfolio         12      37      63      140     12      37      63      140
 Global Portfolio         17      52      89      194     17      52      89      194
 Balanced Portfolio       11      35      61      134     11      35      61      134
 Conservative Portfolio   11      34      58      129     11      34      58      129
 Income Portfolio         10      32      55      122     10      32      55      122
---------------------------------------------------------------------------------------

 The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Concert Series' annual report dated January 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Concert Series' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. No information is pre-sented for Class Z shares of the Global Portfolio because no Class Z shares were outstanding during the years shown.

FOR A SHARE OF CLASS Z OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                         HIGH GROWTH PORTFOLIO       GROWTH PORTFOLIO        BALANCED PORTFOLIO
                         -----------------------     -------------------     ---------------------
                          1998(3)      1997(1)       1998(3)    1997(1)       1998(3)     1997(1)
                          -------     ----------     --------   --------     ---------   ---------
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR             12.41       $12.24       $12.32   $  12.18        $12.13   $   12.10
-----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(2)                     0.17         0.01         0.73       0.02          1.11        0.00**
 Net realized and
 unrealized gain               0.89         0.16         0.75       0.12          0.30        0.03
-----------------------------------------------------------------------------------------------------
Total Income From
Operations                     1.06         0.17         1.48       0.14          1.41        0.03
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income        (0.17)         --         (0.35)       --          (0.57)        --
 Net realized gains           (0.33)         --         (0.46)       --          (0.36)        --
-----------------------------------------------------------------------------------------------------
Total Distributions           (0.50)         --         (0.81)       --          (0.93)        --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                         $12.97   $    12.41       $12.99   $  12.32        $12.61      $12.13
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                   8.58%        1.39%++     12.08%      1.15%++      11.82%       0.25%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                      $3,037           $4       $2,908         $6        $2,919          $2
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                      0.35%        0.35%+       0.35%      0.35%+        0.35%       0.35%+
 Net investment income         1.25         3.33*        5.24       5.30*         8.31        5.39*
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE          39%           0%          41%         0%           23%          0%
-----------------------------------------------------------------------------------------------------

(1) For the period from January 17, 1997 (inception date) to January 31, 1997.

(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
 * Not annualized.
** Amount represents less than $0.01.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                          CONSERVATIVE PORTFOLIO        INCOME PORTFOLIO
                          ----------------------        -------------------
                            1998(3)       1997(1)       1998(3)    1997(1)
------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $     11.90   $     11.89     $  11.53   $  11.55
------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2)        0.84          0.01         0.84       0.07
 Net realized and
 unrealized gain (loss)          0.56           --          0.49      (0.03)
------------------------------------------------------------------------------
Total Income From
Operations                       1.40          0.01         1.33       0.04
------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income          (0.73)          --         (0.82)     (0.06)
 Net realized gains             (0.40)          --         (0.29)       --
------------------------------------------------------------------------------
Total Distributions             (1.13)          --         (1.11)     (0.06)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $     12.17   $     11.90     $  11.75   $  11.53
------------------------------------------------------------------------------
TOTAL RETURN                    12.09%         0.08%++     11.88%      0.35%++
------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                   $       638   $         1     $    691   $    0.2
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                        0.35%         0.35%+       0.35%      0.35%+
 Net investment income           6.42          6.15*        6.85       6.86*
------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE            28%            0%          28%         0%
------------------------------------------------------------------------------

(1) For the period from January 17, 1997 (inception date) to January 31, 1997.

(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
* Not annualized.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

WHY INVEST IN THE CONCERT SERIES


 The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experi-ence, time and personal resources. The Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversifica-tion. The Portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including IRAs, 401(k) corporate employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

 Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is deter-mined by Mutual Management Corp. ("MMC") (formerly Smith Barney Mutual Funds Management Inc.) according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

 The Concert Series is an open-end, non-diversified, management investment com-pany that currently offers eleven managed investment portfolios, six of which are offered by this Prospectus. Each portfolio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agreements. Initially, each Portfolio will invest in the Underlying Smith Barney Funds listed below.

 The investment manager for each Portfolio, MMC, will allocate investments for each Portfolio among Underlying Smith Barney Funds based on its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Concert Series which designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

 The High Growth Portfolio's investment objective is to seek capital apprecia-tion. The Growth Portfolio's investment objective is to seek long-term growth of capital. The Global Portfolio's investment objective is to seek capital appreciation. The Balanced Portfolio's investment objective is to seek a bal-ance of growth of capital and income. The Conservative Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital. The Income Portfolio's investment objective is to seek high current income. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.
 In investing in Underlying Smith Barney Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Portfolio:
   Equity/Fixed Income Fund Range (Percentage of Each Portfolio's Net Assets)

TYPE OF FUND            TARGET  RANGE
---------------------------------------
High Growth Portfolio
 Equity                   90%  80%-100%
 Fixed Income             10%   0%- 20%
Growth Portfolio
 Equity                   70%  60%- 80%
 Fixed Income             30%  20%- 40%
Global Portfolio
 Equity                  100%  80%-100%
 Fixed Income              0%    0%-20%
Balanced Portfolio
 Equity                   50%  40%- 60%
 Fixed Income             50%  40%- 60%
Conservative Portfolio
 Equity                   30%  20%- 40%
 Fixed Income             70%  60%- 80%
Income Portfolio
 Equity                   10%   0%- 20%
 Fixed Income             90%  80%-100%
---------------------------------------

 The Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.
          Investment Range (Percentage of Each Portfolio's Net Assets)

UNDERLYING SMITH BARNEY   HIGH GROWTH  GROWTH    GLOBAL   BALANCED  CONSERVATIVE  INCOME
FUND                       PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------
Smith Barney Aggressive
Growth Fund Inc.             10-30%     0-15%      0-20%     --          --          --
Smith Barney
Appreciation Fund Inc.        0-20%     0-30%      0-10%    0-20%       0-15%       0-10%
Smith Barney Equity
Funds:
 Smith Barney Large Cap
 Blend Fund                   0-20%     0-20%      0-20%    5-20%        --          --
Smith Barney Fundamental
Value Fund Inc.               0-20%     0-30%      0-10%    0-20%       0-15%       0-10%
Smith Barney Funds,
Inc.:
 Large Cap Value Fund         0-20%     0-20%      0-20%    5-20%       0-20%       0-15%
 Short-Term U.S.
  Treasury Securities
  Fund                         --       0-15%       --      0-20%       0-20%       5-30%
Smith Barney Income
Funds:
 Smith Barney High
 Income Fund                  0-20%     5-20%       --      0-15%       0-20%       0-25%
 Smith Barney Balanced
 Fund                          --       0-20%       --      0-20%       0-20%       0-15%
 Smith Barney Premium
  Total Return Fund            --        --         --      5-20%       5-25%       0-15%
 Smith Barney
 Convertible Fund              --        --         --      5-20%       5-15%       0-15%
 Smith Barney
 Diversified Strategic
 Income Fund                   --        --         --      5-25%      10-30%      10-30%
Smith Barney Investment
Funds Inc.:
 Concert Peachtree
 Growth Fund                  0-20%     0-20%      0-20%    0-15%        --          --
 Smith Barney Hansberger
 Global Small Cap Value
 Fund                         0-20%     0-10%      5-20%     --          --          --
 Smith Barney Hansberger
 Global Value Fund            0-25%     0-20%     15-35%    0-15%       0-10%        --
 Smith Barney Contrarian
 Fund                         0-20%     0-30%      0-10%    0-15%        --          --
 Smith Barney Special
 Equities Fund               10-30%     0-15%      0-20%     --          --          --
 Smith Barney Government
  Securities Fund             0-15%     0-20%       --      0-20%       5-20%       5-20%
 Smith Barney Investment
  Grade Bond Fund             0-15%     0-15%       --       --          --         0-15%
Smith Barney Investment
 Trust
 Smith Barney Large
  Capitalization Growth
  Fund                        0-20%     0-20%      0-20%    0-15%        --          --
Smith Barney Managed
 Governments Fund Inc.         --       0-15%       --      5-20%       5-25%       5-30%
Smith Barney Money
Funds, Inc.:
 Cash Portfolio               0-20%     0-20%      0-20%    0-25%       0-30%       0-30%
Smith Barney Natural
Resources Fund Inc.           0-10%     0-10%      0-15%    0-10%        --          --
Smith Barney Small Cap
Blend Fund Inc.               0-25%     0-20%      0-20%    0-15%        --          --
Smith Barney World
Funds, Inc.:
 International Equity
 Portfolio                    5-25%     0-20%     10-35%    0-15%       0-10%       0-10%
 Emerging Markets
 Portfolio                    0-20%      --        0-20%     --          --          --
 European Portfolio            --        --        0-15%     --          --          --
 Pacific Portfolio             --        --        0-15%     --          --          --
 International Balanced
 Portfolio                    0-15%     0-10%       --      0-10%       0-10%       0-10%
 Global Government Bond
 Portfolio                    0-15%     0-15%       --      0-15%       0-20%       0-20%
------------------------------------------------------------------------------------------

 The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Under-lying Smith Barney Funds selected are expected in combination to be appropriate for a Portfolio's particular investment objective. If, as a result of apprecia-tion or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable percentage limitations set forth above, MMC will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING SMITH BARNEY FUNDS IN WHICH EACH PORTFO-LIO MAY INVEST, THE EQUITY/FIXED INCOME FUND TARGETS AND RANGES AND THE INVEST-MENT RANGES APPLICABLE TO EACH UNDERLYING SMITH BARNEY FUND MAY BE CHANGED FROM TIME TO TIME BY THE CONCERT SERIES' BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

 Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Port-folio of Smith Barney Money Funds, Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

 For information about the investment objectives of each of the Underlying Smith Barney Funds and the investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds," the Appendix to this Prospectus, the Statement of Addi-tional Information and the prospectus for each of the Underlying Smith Barney Funds.

 Year 2000. The investment management services provided to the Series by MMC and the services provided to shareholders by Smith Barney, the Series' Distrib-utor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and cal-culated. That failure could have a negative impact on the Series' operations, including the handling of securities trades, pricing and account services. MMC and Smith Barney have advised the Series that they have been reviewing all of their computer systems and actively working on necessary changes to their sys-tems to prepare for the year 2000 and expect that their systems will be compli-ant before that date. In addition, MMC has been advised by the Series' custodi-an, transfer agent and accounting service agent that they are also in the proc-ess of modifying their systems with the same goal. There can, however, be no assurance that MMC, Smith Barney or any other service provider will be success-ful, or that interaction with other non-complying computer systems will not impair Series' services at that time.

RISK FACTORS AND SPECIAL CONSIDERATIONS


 Non-Diversified Investment Company. The Concert Series is a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Govern-ment Bond Portfolio, the International Balanced Portfolio and the Emerging Mar-kets Portfolio). The Concert Series intends to qualify as a diversified invest-ment company for the purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

 Investing in Underlying Smith Barney Funds. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by MMC. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 Affiliated Persons. MMC, the investment manager of the Portfolios, and the officers and directors of the Concert Series presently serve as investment adviser, officers and directors, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Smith Barney Funds.

 Investment Practices of Underlying Smith Barney Funds. In addition to their principal investments, certain Underlying Smith Barney Funds may: invest a por-tion of their assets in foreign securities; enter into forward currency trans-actions; lend their portfolio securities; enter into stock index, interest rate, currency and gold futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

 High Yield Securities. Certain Portfolios also may invest in an Underlying Smith Barney Fund that invests primarily in high yield, high risk securities, commonly referred to as "junk bonds". As a result, those Portfolios may be subject to some of the risks resulting from high yield investing. Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Portfolios will consider whether to increase or decrease their investment in the affected

Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typi-cally involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these investment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Under-lying Smith Barney Fund.

 Market and Economic Factors. The Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

PORTFOLIO TURNOVER

 Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions; and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

 The turnover rates of the Underlying Smith Barney Funds have ranged from 1% to 367% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS


 The following is a concise description of the investment objectives and prac-tices for each of the Underlying Smith Barney Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Under-lying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

EQUITY FUNDS The following Underlying Smith Barney Funds are funds that invest primarily in equity securities.

 Smith Barney Aggressive Growth Fund Inc. seeks capital appreciation by invest-ing primarily in common stock of companies the Fund's investment adviser believes are experiencing, or have the potential to experience, growth in earn-ings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index that measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility companies and 40 financial issues. MMC focuses its stock selection for the Fund on a diversified group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technologies, techniques, products or services or cost-reducing measures, and may be affected by changes in management, capitalization or asset deployment, government regulations or other external circumstances.

 Although MMC anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may invest in convertible securities, preferred stocks, securities of foreign issuers, war-rants and restricted securities. The Fund also is authorized to borrow up to 33 1/3% of its total assets less liabilities for leveraging purposes. Securities of the kinds of companies in which the Fund invests may be subject to signifi-cant price fluctuation and above average risk.

 Smith Barney Appreciation Fund Inc. seeks long-term appreciation of sharehold-ers' capital. The Fund attempts to achieve its investment objective by invest-ing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) that are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, at the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment oppor-tunities. Typically, the Fund invests in middle- and larger-sized companies, though it does invest in smaller companies whose securities may reasonably be expected to appreciate. The Fund's investments are spread broadly among differ-ent industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

 Smith Barney Fundamental Value Fund Inc.'s investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of com-mon stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities that are undervalued in the marketplace and, accordingly, have above-average poten-tial for capital growth. In general, the Fund invests in securities of compa-nies that are temporarily unpopular among investors but which MMC regards as possessing favorable prospects for earnings growth and/or improvements in the value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

 Smith Barney Special Equities Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities that are convertible into or exchangeable for such stocks, including warrants) that MMC believes to have superior appreciation potential. The Fund invests primarily in equity securi-ties of secondary growth companies, generally not within the S&P 500, as iden-tified by MMC. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies that appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new tech-nology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose mar-ket capitalization is under $100 million. The Fund also may invest in small capitalization companies representative of the benchmarks against which the Fund's performance is frequently judged by utilizing an actively managed quan-titative investment strategy to isolate securities that are believed to have a high probability of outperforming their respective industry/sector peer groups. In implementing this strategy MMC is supported by investment profes-sionals, including a team that is quantitatively oriented. Investing in small-er, newer issuers generally involves greater risk than investing in larger, more established issuers.

 Smith Barney Contrarian Fund, an investment portfolio of Smith Barney Invest-ment Funds Inc., has as its investment objective long term growth of capital. The Fund attempts to achieve its objective by investing primarily in underval-ued or out of favor common stock and other securities, including debt securi-ties that are convertible into common stock and that are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfo-lio will primarily consist of these securities, the Fund may also invest in preferred stocks and warrants when MMC perceives an opportunity for capital growth from such securities. The Fund may from time to time enter into futures contracts, write call options and purchase put options.

 The Large Cap Value Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primarily in common stocks of companies having a market capitalization of at least $5 billion that are considered by MMC (i) to be undervalued by the mar-ketplace, (ii) to offer potential opportunities not yet recognized by the mar-ketplace, or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy. Temporary defensive investments or a higher percentage of debt secu-rities may be held when deemed advisable by MMC. In the selection of common stock investments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in American Depository Receipts ("ADRs") representing shares in foreign securities that are traded in U.S. securities markets.

 Smith Barney Large Cap Blend Fund, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth by investing primarily in the equity securities of large capitalization companies with market capitalizations greater than $5 billion at the time of investment that exhibit growth and/or value attributes. When selecting stocks with growth potential
, MMC will evaluate the specific financial characteristics of the issuer such as historical and forecasted earnings growth, sales growth, profitability and return on equity. When selecting stocks with value characteristics, MMC will typically be looking at companies that are perhaps growing more slowly but whose valuation may be below average relative to earnings and/or assets. The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depository Receipts ("EDRs"). Under normal market conditions, the Fund will invest substantially all, but not less than 65%, of its assets in equity securities.

 Smith Barney Large Capitalization Growth Fund, an investment portfolio of Smith Barney Investment Trust, seeks long term growth of capital by investing in equity securities of companies with large market capitalizations. The Fund attempts to achieve its investment objective by investing primarily in equity securities consisting of common stocks which are believed to afford attractive opportunities for investment growth. The core holdings of the Fund are large capitalization companies that are dominant in their industries, global in scope and have a long history of performance. The Fund normally invests at least 65% of its total assets in these securities. The Fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Fund defines large market capitalization companies as those having $5 billion or more market capitalization at the time of the Fund's investment. Companies whose capitalization falls below this level after purchase will continue to be considered large market capitalization companies for purposes of the 65% policy.

 Under normal market conditions, the majority of the Fund's portfolio will consist of common stocks, securities convertible into common stock and rights to subscribe for common stock. The Fund may also contain money market instru-ments for cash management purposes such as U.S. government securities, repur-chase agreements, and time deposits.

 Concert Peachtree Growth Fund seeks an investment objective of capital appre-ciation by investing in securities believed to have above average potential for capital appreciation. In attempting to achieve the Fund's investment objective, the Fund will use a disciplined approach to identify equity securi-ties of companies having prospects of strong, sustainable earnings growth and that are believed to afford attractive opportunities for stock price apprecia-tion. This disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. The Fund selects stocks for the portfolio by sorting a universe of 1500 stocks into deciles based on earnings and other valuation characteristics. Those stocks sorted into the top two deciles are further analyzed quantitatively and fundamentally to determine if they are attractive investments. In addition to determining which stocks may be attrac-tive investments for the Fund, this analysis is used to determine if a partic-ular stock held in the Fund's portfolio continues to be an attractive invest-ment and stocks appearing in the bottom two deciles are sold. Although the Fund may invest in the stocks of smaller capitalized companies, the Fund's assets will be invested primarily in the stock of mid- and larger-capitalized companies.

 MMC uses a flexible management style to select what it believes to be unusu-ally attractive growth investments on an individual company basis. Such secu-rities will typically be issued by small capitalization companies, larger com-panies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Fund may also invest in companies in cyclical industries during periods when their securities appear overly depressed and therefore attractive for capital appreciation. In addi-tion to common stocks of companies, they may invest in securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures, and warrants.

 Smith Barney Small Cap Blend Fund, Inc. seeks long term capital appreciation by investing primarily (at least 65% of its total assets) in the common stocks of U.S. companies with relatively small market capitalizations at the time of investment. Companies with relatively small market capitalization are defined as those which fall in the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values above $100 million. TIMCO, the investment manager to the Fund, will select stocks based on a disciplined quantitative screening process that seeks a combination of attractive relative value and earnings growth.

 In order to provide consistent relative performance, the Fund will hold a portfolio that is comparable to the Russell 2500 Stock Index in terms of over-all risk, economic sector weightings, and market capitalization. The Russell 2500 is a broad based index of the smaller cap segment of the U.S. stock mar-ket. By linking its investment strategy to the Russell 2500 Stock Index, the Fund will provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values of greater that $100 million. However, the Fund is not an index fund and is not limited to investing in the stocks that comprise the Russell 2500 Stock Index. Over time, the Fund is expected to exhibit perfor-mance volatility that is similar to that of the Russell 2500 Stock Index. Of course, there can be no assurance that the Fund's total return, before or after expenses, will match or exceed that of the Russell 2500 Stock Index.


 Smith Barney Natural Resources Fund Inc. seeks long-term capital appreciation by investing at least 65% under normal market conditions in "Natural Resource Investments." Natural Resource Investments are defined as equity and debt securities of issuers which: (1) own or process natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products; (2) own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; (3) participate in the exploration and development, transportation, distribution and/or processing of natural resources; (4) own or control oil, gas, or other mineral leases, rights or royalties; (5) provide related services or supplies, such as drill-ing, well servicing, chemicals, parts and equipment; (6) develop or partici-pate in energy-efficient technologies; and (7) are involved in the upgrading or processing of raw commodities into intermediate products. The Fund may also invest in gold bullion and gold coins. (A company is considered a "Natural Resources Investment" when it derives at least 50% of its total revenue from a business or activity described above.)

 Up to 35% of the Fund's assets may be invested in companies not in the natu-ral resources area, investment grade corporate debt securities, U.S. Govern-ment securities and, for cash management purposes, money market instruments. For temporary defensive purposes, the Fund may invest in excess of 35% in money market instruments. The Fund may utilize up to 10% of its assets to pur-chase put options on securities it owns and up to an additional 10% of its assets to purchase call options on securities it may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. It also may write covered put and call options on securities. The Fund may enter into futures on domestic and foreign stock indexes and purchase and write related put and call options to hedge against risks of market-wide movements affecting that portion of its assets invested in the country whose stocks are subject to the hedges.

 The composition of the portfolio of the Fund will vary depending on the determination of MMC of how best to achieve long-term capital appreciation. Equity securities in which the Fund may invest include common stocks, pre-ferred stocks, convertible securities and warrants. The Fund may invest in debt securities when MMC believes they will enhance the Fund's ability to achieve long-term capital appreciation. The Fund may invest in fixed-income securities that are rated as low as B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if unrated, are deemed by MMC to be of comparable quality. The medium- and lower-rated securities in which the Fund may invest, some of which have speculative characteristics, may be subject to greater mar-ket fluctuation and greater risk of loss of income or principal than higher-rated securities.

 Because issuers of Natural Resource Investments often are located outside the United States, a significant portion of the Fund's investments may consist of securities of foreign issuers. The percentage of assets invested in particular countries or regions will change from time to time in accordance with the judg-ment of MMC, which may be based on, among other things, consideration of the political stability and economic outlook of these countries or regions.

 Smith Barney Premium Total Return Fund, an investment portfolio of Smith Bar-ney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds that may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt secu-rities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

 Smith Barney Hansberger Global Value Fund, seeks long-term capital growth by investing primarily in equity securities of companies in any country including the United States, which in the opinion of MMC and Hansberger Global Investors, Inc. ("Hansberger") are undervalued. Income will be an incidental considera-tion. The Fund seeks to invest in companies whose securities are trading at the greatest discount to future earnings, cash flow and/or net asset value and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Under normal market conditions, the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, Global Deposi-tory Receipts ("GDRs") and other depository receipts.

 Smith Barney Hansberger Global Small Cap Value Fund, seeks long term capital growth by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations which in the opinion of MMC and Hansberger are undervalued. Income will be an incidental consideration. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in (1) companies located in developing countries with individual market capitalizations of less than $750 million U.S. dollars (at the time of purchase) and (2) companies located in developed countries with individual mar-ket capitalizations of less than $1.5 billion U.S. dollars (at the time of pur-chase). Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, GDRs and other depository receipts.

 The Emerging Markets Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets through a port-folio invested primarily in securities of emerging country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convert-ible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high potential for capital appreciation, especially in countries where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom, Sweden, Norway, Finland, Denmark, Holland, Germany, Switzer-land, Belgium, France, Italy, Spain, Japan, Australia, Austria and Luxembourg. The Fund is a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

 The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securi-ties will experience substantial capital appreciation. The Fund also may invest in debt securities issued or guaranteed by foreign governments (including for-eign states, provinces and municipalities) or their agencies and instrumentali-ties, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

 The International Equity Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of divi-dend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund may borrow up to 25% of the value of its assets for invest-ment purposes, which involves certain risk considerations.

 The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may tem-porarily invest all or a major portion of its assets in U.S. government securi-ties or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

 European Portfolio, an investment portfolio of Smith Barney World Funds, Inc. seeks long-term capital appreciation by investing primarily in the equity secu-rities of issuers based in European countries including countries located in Western Europe (France, Germany and the United Kingdom) and Eastern Europe (Czech Republic, Poland and the countries of the former Soviet Union). The Fund seeks to identify countries and industries with above-average growth rates, the assessment of currency factors and the identification of companies in those countries and industries with above-average growth in earnings. In addition to investing up to 65% of its assets in equity securities, the Fund may invest up to 35% of its assets in other kinds of securities such as convertible bonds, warrants, Samurai and Yankee bonds, ADRs and money market securities.

 Pacific Portfolio, an investment portfolio of Smith Barney World Funds, Inc. seeks long-term capital appreciation through investing primarily in equity securities of companies in Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, the People's Republic of China, Singapore, Thailand, and Taiwan ("Asia Pacific Countries"). The Fund's investments will consist primarily of 1) securities traded principally on stock exchanges in Asia Pacific Countries, 2) securities of companies that derive 50% or more of their total revenue from either goods produced, sales made, or services per-formed in the Asia Pacific Countries, and 3) securities (including ADRs) of companies organized under the laws of Asia Pacific Country that are publicly traded on recognized securities exchanges outside of the Asia Pacific Coun-tries.

FIXED INCOME FUNDS The following Underlying Smith Barney Funds invest primarily in fixed income securities, including the money market fund in which each Port-folio may invest and which may serve as the cash reserve portion of each Port-folio.

 Smith Barney High Income Fund, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, MMC may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that MMC deems of compara-ble quality. The lower-rated bonds are commonly known as "junk bonds." Bonds of this type are subject to a greater risk of loss of principal and interest. How-ever, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when MMC believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

 Smith Barney Investment Grade Bond Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capi-tal. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securities: corporate bonds rated Baa or bet-ter by Moody's or BBB or better by S&P; U.S. government securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated, issued by a corporation having an out-standing debt issue rated Aa or better by Moody's or AA or better by S&P; nego-tiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 bil-lion; and high-yielding common stocks and warrants. A reduction in the rating of a security does not require the sale of the security by the Fund.

 Smith Barney Government Securities Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks high current return by investing in obliga-tions of, or guaranteed by, the U.S. government, its agencies or instrumentali-ties (including, without limitation, Treasury bills and bonds, mortgage partic-ipation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its portfolio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. gov-ernment securities (including futures contracts and options thereon and options relating to U.S. government securities).

 The Short-Term U.S. Treasury Securities Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidi-ty. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. government. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approximately three years. Pending direct investment in U.S. Treasury debt securities, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market varia-tions, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions.

 The Board of Directors of Smith Barney Funds, Inc. has approved of changes in the investment policies of the Fund and a related name change. It is antici-pated that these changes will become effective on or about July 2, 1998.

 The name of the Fund will change to "Short-Term High Grade Bond Fund." The Fund's investment objective will remain current income, preservation of capital and liquidity; however, the Fund will be authorized to invest in investment-grade corporate debt securities, bank obligations and a variety of U.S. Govern-ment Securities (including mortgage-backed securities and other U.S. government agency securities) in seeking to achieve its objective.

 Smith Barney Managed Governments Fund Inc. seeks high current income consis-tent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mort-gage-backed securities issued or guaranteed by GNMA, the Federal National Mort-gage Association ("FNMA") and FHLMC. Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermedi-ate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repur-chase agreements with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government securities for which the princi-pal repayment at maturity, while paid in U.S. dollars, is determined by refer-ence to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

 Smith Barney Diversified Strategic Income Fund, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through invest-ment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by MMC based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securities among which the Fund's assets will be pri-marily allocated are: obligations issued or guaranteed as to principal and interest by the United States government; mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corpo-rate securities; and foreign government securities. Under normal market condi-tions, at least 65% of the Fund's assets will be invested in fixed-income secu-rities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

 Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent invest-ment quality as determined by MMC. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by MMC to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

 In general, the Fund may invest in debt securities issued by foreign govern-ments or any of their political subdivisions that are considered stable by Smith Barney Global Capital Management, Inc., the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

 The Global Government Bond Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreci-ation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denomi-nated in various currencies, including U.S. dollars, or in multinational cur-rency units, such as the European Currency Unit. Except with respect to govern-ment securities of less developed countries, the Fund invests in foreign gov-ernment securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of MMC.

 Under normal circumstances, the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of U.S. or foreign corporations and financial institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of com-parable quality by the investment adviser.

 The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industri-alized countries) that MMC believes to pose limited credit risks. These coun-tries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Nor-way, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Germany. Investments may be made from time to time in government securities, including loan assignments and loan participations, of less developed countries. Such countries currently include Argentina, Brazil, Bulgaria, Czech Republic, Ecua-dor, Hungary, Indonesia, Lithuania, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Slovakia, South Africa, Thailand, Turkey, Uruguay and Venezue-la. Countries may be added to or deleted from this list as economic and politi-cal conditions warrant. Historical experience indicates that the markets of less developed countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. MMC does not intend to invest more than 10% of the Fund's assets in the government securities of less developed countries and will not invest more than 5% of the Fund's assets in the government securities of any one such country.

 Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and comparable unrated secu-rities) are the equivalent of high yield, high risk bonds. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obliga-tions and involve major risk exposure to adverse business, financial, economic, and political conditions, whether or not occurring within the issuers' borders. Under normal market conditions the Fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Fund's total assets.

 The Cash Portfolio is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Fund may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obliga-tions and related repurchase agreements. The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

 The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a contin-uous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (se-curities used as collateral for repurchase agreements are not subject to these restrictions).

 The Fund's investments are limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs," securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statis-tical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are S&P, Moody's, Duff and Phelps Credit Rating Co., Fitch IBCA, Inc. and Thomson BankWatch.

 For purposes of the equity/fixed income fund allocation targets and ranges applicable to each Portfolio (see page 6 above), each of the following Under-lying Smith Barney Funds is considered to be an equity fund with respect to 50% of a Portfolio's investment in such Fund and an income fund with respect to the remaining 50% of such Portfolio's investment.

 The Smith Barney Convertible Fund, an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exer-cise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by MMC to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt secu-rities that are not convertible into common stock and, for temporary defensive purposes, may invest in these securities without limitation.

 The Smith Barney Balanced Fund, an investment portfolio of Smith Barney Income Funds, seeks income and capital appreciation by investing approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities.

 The equity portion of the Fund will purchase common stocks, preferred stocks, warrants and securities convertible into common stocks, which are deemed to afford attractive opportunities for capital appreciation and income. The Fund may invest in securities of companies with attractive relative valuations based on underlying assets or earnings potential, as well as the securities of companies with favorable growth prospects. In analyzing securities for invest-ment, MMC will consider many factors including, but not limited to, historical and future earnings and growth potential, current market valuation, management strategy and economic and financial factors that may affect the price of the securities. The Fund will invest in a broadly diversified portfolio across a wide range of industries consisting of middle to large capitalization compa-nies, though it may on occasion invest in smaller capitalized companies when, in the opinion of MMC, such companies offer attractive capital appreciation opportunities.

 The fixed-income portion of the Fund will invest in a diversified portfolio of debt and other fixed-income securities, which are believed to afford oppor-tunities for income and capital appreciation. Fixed-income securities in which the Fund will invest include obligations of the U.S. government, its agencies and instrumentalities, corporate securities (including bonds, notes, preferred and convertible issues), mortgage backed and asset-backed securities. The fixed-income management strategies will be driven by the shape of the yield curve and yield spread analysis. There are no maturity restrictions on the fixed-income securities in which the Fund invests. Under normal market condi-tions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

 The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade by a nationally recognized statistical rating organization. Such securities are commonly referred to as "junk bonds." The Balanced Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other nationally recognized statistical rating organizations, securities of comparable quality as deter-mined by MMC. While this portion of the securities held by the Fund is expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, it may be subject to greater risk of loss of income and principal and is more speculative in nature.

 The International Balanced Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal market conditions, the Fund will invest its assets in an international portfo-lio of equity securities (consisting of dividend and non-dividend paying com-mon stocks, preferred stocks, convertible securities, ADRs and rights and war-rants to such securities) and debt securities (consisting of corporate debt securities, sovereign debt instruments issued by governments or governmental entities, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on MMC's views on current market and economic con-ditions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percentage or amount of the Fund's assets that may be invested for growth or income.

 The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries outside of the U.S. The Fund will invest in a broad range of industries and sectors and will mainly invest in securities issued by companies with market capitalizations of at least $50,000,000. The Fund may invest in companies organized or governments located in any area of the world. However, under unu-sual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of compa-nies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

 The debt securities in which the Fund invests generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated as investment grade (or deemed by MMC to be of comparable quality) at the time of purchase. Debt securities of emerging market countries may be rated below investment grade and could include securities that are in default as to pay-ments of principal or interest. Up to 25% of the total assets of the Fund may be invested in securities of emerging market countries.

 PERFORMANCE OF UNDERLYING SMITH BARNEY FUNDS

 The following chart shows the average annual total returns (unaudited) for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter and giving effect to the maximum appli-cable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1997.

                                                               AVERAGE ANNUAL
                                                                TOTAL RETURNS             30-DAY
                                                              THROUGH DECEMBER          YIELD FOR
                           NET ASSETS OF ALL                      31, 1997                PERIOD
                             CLASSES AS OF                   ---------------------        ENDED
 UNDERLYING SMITH BARNEY   DECEMBER 31, 1997 INCEPTION        ONE    FIVE    TEN       DECEMBER 31,
           FUND                ($000'S)        DATE    CLASS  YEAR   YEARS  YEARS          1997
---------------------------------------------------------------------------------------------------
 Smith Barney Aggressive
  Growth Fund Inc.            $  798,659     10/24/83    A    22.01%  9.38%  15.64%         --
 Smith Barney
  Appreciation Fund Inc.       4,188,695     03/10/70    A    19.95  14.69   14.64          --
 Smith Barney Equity
  Funds:
  Smith Barney Large Cap
   Blend Fund                    429,560     11/06/92     A   16.57  13.49   13.26 (+)      --
 Smith Barney Fundamental
  Value Fund Inc.              1,569,046     11/12/81    A     9.49  15.29   14.99          --
 Smith Barney Funds,
  Inc.:
  Large Cap Value Fund         1,010,052     01/01/72    A    21.45  15.87   14.22          --
  Short-Term U.S.
   Treasury Securities
   Fund                          100,885     11/11/91    A     6.73   5.20    5.67 (+)     5.41%
 Smith Barney Income
  Funds:
  Smith Barney High
   Income Fund                 1,390,837     09/02/86    B     7.97  10.79    9.68         7.35
  Smith Barney Balanced
   Fund                        1,160,422     03/28/88    B    15.30   9.81    9.91 (+)      --
  Smith Barney Premium
   Total Return Fund           4,094,715     09/16/85    B    19.55  15.72   16.38          --
  Smith Barney
   Convertible Fund              134,833     09/02/86    B    10.88  10.08   10.26         2.83
  Smith Barney
   Diversified Strategic
   Income Fund                 2,941,695     12/28/89    B     2.60   7.90    7.48 (+)     5.98
 Smith Barney Investment
  Funds Inc.:
  Concert Peachtree
   Growth Fund                   224,049     06/30/95    A    (0.10)   --    11.26 (+)      --
  Smith Barney Hansberger
   Global Value Fund              53,405     12/19/97    A      --     --    (3.51)(+)      --
  Smith Barney Hansberger
   Global Small Cap Value
   Fund                           17,162     12/19/97    A      --     --    (4.72)(+)      --
  Smith Barney Contrarian
   Fund                          960,180     06/30/95    A     7.99    --    10.21 (+)      --
  Smith Barney Special
   Equities Fund                 566,177     12/13/82    B   (11.06) 11.81   10.81          --
  Smith Barney Government
   Securities Fund               574,256     03/20/84    B     6.32   6.32    8.19         5.91
  Smith Barney Investment
   Grade Bond Fund               550,179     01/04/82    B    11.94  10.55   10.82         6.43
 Smith Barney Investment
  Trust
  Smith Barney Large
   Capitalization Growth
   Fund                          433,696     08/29/97    A      --     --     0.16 (+)      --
 Smith Barney Managed
  Governments Fund Inc.          550,549     09/04/84    A     4.54   5.74    7.72         6.36
 Smith Barney Natural
  Resources Fund Inc.            101,818     12/24/86    A   (14.37)  9.06    0.33          --
 Smith Barney Small Cap
  Blend Fund, Inc.               164,253     01/23/90    A    21.81  13.60   10.83 (+)      --
 Smith Barney World
  Funds, Inc.:
  International Equity
   Portfolio                   1,260,845     02/18/86    A    (3.18)  9.46   10.59          --
  European Portfolio              42,421     02/07/94    A    (3.29)   --     9.67 (+)      --
  Pacific Portfolio                7,325     02/07/94    A   (33.04)   --   (13.37)(+)      --
  Emerging Markets
   Portfolio                      31,835     05/12/95    A   (13.75)   --    (2.16)(+)      --
  International Balanced
   Portfolio                      65,501     08/25/94    A   (11.13)   --     3.00 (+)      --
  Global Government Bond
   Portfolio                     141,191     07/22/91    A     3.31    --     8.19 (+)     4.34
-----------

+ Since inception (less than 10 years)
--------------------------------------------------------------------------------

 For the seven-day period ended December 31, 1997, the yield for the Cash Port-folio of Smith Barney Money Funds, Inc. was 5.09% and the effective yield was 5.22%.

 The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert Series. The perfor-mance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of the Underlying Smith Barney Funds in which the Portfolios will invest.

 INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING SMITH BARNEY FUNDS

 In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment poli-cies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Under-lying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such poli-cies.

 Securities of Non-U.S. Issuers. The Portfolios will each invest in certain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve some special risks such as fluctua-tions in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, repatriation, confiscatory taxa-tion, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securi-ties markets are generally higher than in the U.S. There is generally less gov-ernment supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

 Options and Futures. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a pre-determined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to cer-tain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of the portfolio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market condi-tions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return. Further losses could also be experienced if the options and futures positions held by an Underlying Smith Barney Fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

 The Smith Barney Natural Resources Fund Inc. may also enter into futures con-tracts for the purchase and sale of gold, purchase put and call options on those future contracts and write call options on those futures contracts. The Smith Barney Natural Resources Fund Inc. will purchase or write options on gold futures only on a regulated domestic or foreign exchange approved for such pur-pose by the Commodities Futures Trading Commission.

 Debt Securities. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the Funds. The market value of the fixed-income obligations in which the Underlying Smith Bar-ney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

 Certain of the Underlying Smith Barney Funds may invest only in high-quality, high-grade or investment-grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative charac-teristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

 Certain Underlying Smith Barney Funds may invest in securities that are rated below investment-grade; that is, rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Information for additional information on the bond ratings by Moody's and S&P.

VALUATION OF SHARES


 The net asset value per share of Class Z shares is determined as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), on each day that the NYSE is open by dividing the value of the Portfolio's net assets attributable to Class Z by the number of shares of the Class outstanding. The per share net asset value of the Class Z shares may be higher than those of other Classes because of the lower expenses attributable to Class Z shares. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of simi-lar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

 The Income Portfolio declares and pays monthly dividends from its net invest-ment income. The Balanced Portfolio and Conservative Portfolio declare and pay quarterly dividends from net investment income. The Global Portfolio, Growth Portfolio and High Growth Portfolio declare and pay annual dividends from net investment income. Dividends from net realized capital gains, if any, in each of the separate Portfolio's will be distributed annually. Each separate Portfo-lio may also pay additional dividends shortly before December 31, from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a Federal excise tax liability.

 Unless a shareholder is eligible for qualified distributions, and has instructed that dividends and capital gain distributions be paid in cash and credited to their account, then any dividend or capital gain distribution paid will automatically reinvest in additional shares of Class Z at net asset value, with no additional sales charge or CDSC.

 TAXES

 The following is a summary of the material federal tax considerations affect-ing the separate Portfolios and their shareholders, please refer to the State-ment of Additional Information for further discussion. In addition to the con-siderations described below and in the Statement of Additional Information, there may be other federal, state, local, and/or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

 Each Portfolio of the Concert Series will be treated as a separate entity for tax purposes. The Portfolios intend to qualify, as in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as regulated investment companies. In each taxable year that the separate Portfo-lios qualify, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net invest-ment company taxable income and long-term capital gain that is distributed to shareholders.

 Dividends paid from net investment income and net realized short-term securi-ties gain, are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of securities held by the Portfolio for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Portfolio shares.

 Certain shareholders may be required to pay tax on all taxable distributions, even of those distributions are automatically reinvested in additional shares. A portion of the dividends paid may qualify for the corporate dividends received deduction. Dividends consisting of interest from U.S. government secu-rities may be exempt from state and local income taxes. Shareholders will be informed of the source and tax status of all distributions promptly after the close of each calendar year.

 The Portfolios are required to withhold ("backup withholding") 31% of all tax-able dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who fail to certify they are not subject to backup holding as exempt recipients. Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withhold-ing. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES


 Purchases of a Portfolio's Class Z shares must be made in accordance with the terms of a Qualified Plan or Smith Barney UIT. Purchases are effected at the net asset value next determined after a purchase order is received by Smith Barney (the "trade date"). For shares purchased through Smith Barney or Intro-ducing Brokers purchasing through Smith Barney, payment is due to Smith Barney on the third business day (the "settlement date") after the trade date. In all other cases, payment must be made with the purchase order.

Investors who make payment prior to the settlement date may designate a tempo-rary investment (such as a money market fund of the Smith Barney Mutual Funds) for such payment until settlement date. The Concert Series reserves the right to reject any purchase order and to suspend the offering of shares for a period of time. There are no minimum investment requirements for Class Z shares; how-ever, the Concert Series reserves the right to vary this policy at any time.

 Purchase orders received by the Concert Series or Smith Barney prior to the close of regular trading on the NYSE on any day that the Concert Series calcu-lates its net asset value, are priced according to the net asset value deter-mined on that day. See "Valuation of Shares."

 Shareholders may redeem their shares on any day on which the Concert Series calculates the Portfolios' net asset values. See "Valuation of Shares." Redemp-tion requests received in proper form prior to the close of regular trading on the NYSE are priced at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value as next determined. Shareholders acquiring Class Z shares through a Qualified Plan or a Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

 Holders of Class Z shares should consult their Qualified Plans for information about exchange options.

PERFORMANCE


 From time to time, a Portfolio may include its total return, average annual total return, yield, and current dividend return for Class Z shares in adver-tisements. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the ini-tial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return infor-mation for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio's Class Z refers to the net investment income earned by investments in the Class over a 30-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during the 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Balanced Portfolio and the Conservative Portfolio calculate current dividend return for Class Z shares by annualizing the most recent quarterly dividend distribution and dividing by the net asset value on the last day of the period for which the current dividend return is presented. The Income Portfolio calculates current dividend return for Class Z shares by annualizing the most recent monthly distribution and dividing by net asset value on the last day of the period for which the current dividend return is presented. The current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calcu-lating current dividend return should be considered when comparing the Fund's current return to yields published for other investment companies and other investment vehicles. Each Portfolio may also include comparative performance information in advertising or marketing the Class Z shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF CONCERT SERIES


 BOARD OF DIRECTORS

 Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Concert Series' directors are non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Concert Series also serve in similar positions with many of the Underlying Smith Barney Funds. Thus, if the interests of a Portfolio and the Underlying Smith Barney Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the directors and officers of the Concert Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The directors of the Concert Series believe they have structured each Portfolio to avoid these concerns. However, conceivably a situation could occur where proper action for the Concert Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the Concert Series, the affected Underlying Smith Barney Funds and MMC will carefully ana-lyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Con-cert Series to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns. The Statement of Additional Information contains background information regarding each director and executive officer of the Concert Series.

 INVESTMENT MANAGER

 MMC, the investment manager to each Portfolio, is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. MMC is a wholly owned subsidiary of Salomon Smith Barney Hold-ings, Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments:
Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. MMC (through its predecessor entities) has been in the investment counseling busi-ness since 1968. MMC renders investment advice to a wide variety of investment company clients that had aggregate assets under management as of March 31, 1998 in excess of $100 billion. Subject to the supervision and direction of the Con-cert Series' Board of Directors, MMC will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agree-ments pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Port-folios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The directors of the Concert Series will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. MMC also furnishes each Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Concert Series. Under the Asset Allocation and Administration Agreement with each Port-folio, MMC has agreed to bear all expenses of the Concert Series other than the management fee, the fees payable pursuant to the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses. For the services rendered and expenses borne for each Portfolio's last fiscal year, each Portfolio, except the Global Portfolio, paid MMC a monthly fee at the annual rate of 0.35% of the value of its average daily net assets. The Global Portfolio anticipates to pay MMC a monthly fee at the annual rate of 0.35% of the value of its aver-age daily net assets during the current fiscal year.

 MMC also serves as investment adviser to each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Smith Barney Premium Total Return Fund and Smith Barney Small Cap Blend Fund Inc.) and is responsible for the selection and management of each of the Underlying Smith Barney Fund's investments. Smith Barney Strategy Advisers Inc. ("SBSA"), located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of MMC. SBSA renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $4.7 billion. Travelers Investment Management Company ("TIMCO"), located at One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to Smith Barney Small Cap Blend Fund, Inc. TIMCO has been in the investment counseling business since 1967 and is a wholly-owned subsidiary of Holdings. TIMCO renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 in excess of $400 million.

 Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The effective manage-ment fee of each of the Underlying Smith Barney Funds in which the Portfolios may invest is set forth below as a percentage rate of the Fund's annual net assets:

                                                     MANAGEMENT
UNDERLYING SMITH BARNEY FUND                            FEES
---------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.               0.80%
Smith Barney Appreciation Fund Inc.                    0.59%
Smith Barney Equity Funds
 Smith Barney Large Cap Blend Fund                     0.65%
Smith Barney Fundamental Value Fund Inc.               0.75%
Smith Barney Funds, Inc.
 Large Cap Value Fund                                  0.58%
 Short-Term U.S. Treasury Securities Fund              0.45%
Smith Barney Income Funds
 Smith Barney High Income Fund                         0.70%
 Smith Barney Balanced Fund                            0.65%
 Smith Barney Premium Total Return Fund                0.75%
 Smith Barney Convertible Fund                         0.70%
 Smith Barney Diversified Strategic Income Fund        0.65%
Smith Barney Investment Funds Inc.
 Concert Peachtree Growth Fund                         1.00%
 Smith Barney Hansberger Global Small Cap Value Fund   1.05%
 Smith Barney Hansberger Global Value Fund             0.95%
 Smith Barney Contrarian Fund                          0.85%
 Smith Barney Special Equities Fund                    0.75%
 Smith Barney Government Securities Fund               0.55%
 Smith Barney Investment Grade Bond Fund               0.65%
Smith Barney Investment Trust
 Smith Barney Large Capitalization Growth Fund         0.75%
Smith Barney Managed Governments Fund Inc.             0.65%
Smith Barney Money Funds, Inc.
 Cash Portfolio                                        0.38%
Smith Barney Natural Resources Fund Inc.               0.75%
Smith Barney Small Cap Blend Fund Inc.                 0.65%
Smith Barney World Funds, Inc.
 International Equity Portfolio                        0.85%
 Emerging Markets Portfolio                            1.00%
 European Portfolio                                    0.85%
 Pacific Portfolio                                     0.85%
 International Balanced Portfolio                      0.85%
 Global Government Bond Portfolio                      0.75%
---------------------------------------------------------------

 PORTFOLIO MANAGEMENT

 Thomas B. Stiles II and R. Jay Gerken, both Managing Directors of Smith Bar-ney, are responsible for the day-to-day operations of the Concert Series, mak-ing all of the investment decisions since the Series commenced operations in February, 1996. Prior to joining Smith Barney in 1993, both Mr. Stiles and Mr. Gerken were Managing Directors of Shearson Lehman Brothers Inc.

 Management's discussion and analysis and additional performance information regarding the Concert Series during the fiscal year ended January 31, 1998 is included in the Annual Report dated January 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Concert Series at the address or phone number listed on page one of this Prospectus.

 On April 6, 1998, Travelers announced that it had entered into a Merger Agree-ment with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, includ-ing approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consumma-tion of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regula-tions. Although the effects of the merger of Travelers and Citicorp and compli-ance with the requirements of the BHCA and the Glass-Steagall Act are still under review, MMC does not believe that its compliance with applicable law fol-lowing the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Series with the same level of investment advisory services that it currently receives.

 DISTRIBUTOR -- SMITH BARNEY

 Smith Barney is located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's distributor. Smith Barney is a wholly owned subsidiary of Travelers.

ADDITIONAL INFORMATION

 The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series commenced oper-ations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Select Portfolios of Concert Series commenced operations on February 5, 1997. On February 24, 1997, the Concert Series changed its name to Smith Barney Con-cert Allocation Series Inc. The Concert Series has authorized capital of 5,500,000,000 shares with a par value of $.001 per share. The Board of Direc-tors has authorized the issuance of eleven series of shares, each representing shares in one of eleven separate portfolios and may authorize the issuance of additional series of shares in the future. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z shares of a Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Concert Series' Rule 12b-1 distribution plan that pertain to a particular Class. As described under "Voting" in the Statement of Addi-tional Information, the Concert Series ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Concert Series' outstanding shares and the Concert Series will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and non-assessable when issued for payment as described in this Prospectus.

 On matters submitted for consideration by shareholders of any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

 PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Portfolios' invest-ments.

 First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

 The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securi-ties held by the Concert Series at the end of the period covered. In an effort to reduce the Concert Series' printing and mailing costs, the Concert Series plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Concert Series' transfer agent.

APPENDIX

 DESCRIPTIONS OF CERTAIN RISKS RELATED TO VARIOUS SECURITIES INVESTED IN, AND INVESTMENT STRATEGIES EMPLOYED BY, THE UNDERLYING SMITH BARNEY FUNDS IN WHICH THE PORTFOLIOS MAY INVEST

 Repurchase Agreements. Repurchase agreements, as utilized by an Underlying Smith Barney Fund or a Portfolio of the Concert Series, could involve certain risks in the event of default or insolvency of the other party, including pos-sible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

 Reverse Repurchase Agreements. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Barney Fund may decline below the repurchase price of the securities.

 Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of pos-sible delays in receiving additional collateral or in the recovery of the secu-rities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Under-lying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

 When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

 Non-Diversified Funds. Certain of the Underlying Smith Barney Funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such an Underlying Smith Barney Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

 Securities of Unseasoned Issuers. Securities in which certain of the Under-lying Smith Barney Funds may invest may have limited marketability and, there-fore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on prod-ucts or services without an established market share.

 Convertible Securities and Synthetic Convertible Securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the under-lying common stock. Convertible securities entail less credit risk than the issuer's common stock.

 Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic con-vertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a sepa-rate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in hold-ing the securities comprising the synthetic convertible security.

 Securities of Developing Countries. A developing country generally is consid-ered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

 Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegoti-ation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

 Restrictions on Foreign Investment. Some countries prohibit or impose substan-tial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

 Smaller capital markets, while often growing in trading volume, have substan-tially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and set-tlement procedures, and in certain markets there have been times when settle-ments have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custo-dial services for investment securities may not be available in some countries having smaller capital markets, which may result in an Underlying Smith Barney Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in tempo-rary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio secu-rity due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liabil-ity to the purchaser. There is generally less government supervision and regu-lation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

 Mortgage-Related Securities. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time with-out penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the orig-inal investment. In addition, like other debt securities, the values of mort-gage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

 Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these secu-rities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying Smith Barney Fund's net assets could be adversely affected.

 Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

 Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

 Leverage. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Lever-age creates an opportunity for increased returns to shareholders of an Under-lying Smith Barney Fund but, at the same time, creates special risk considera-tions. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with bor-rowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquida-tions could be disadvantageous to the Underlying Smith Barney Fund.

 Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security hav-ing similar credit quality, redemption provisions and maturity.

 Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

 Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

 Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

 Swap Agreements. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into inter-est rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suf-fer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

 Indexed Securities. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is linked to cur-rencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

 Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities that are issuers of the securi-ties held by the Smith Barney Utilities Fund have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general move-ments or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (in-cluding the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

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


                                                SMITH BARNEY
                                                --------------------------------

                                                A Member of TravelersGroup[LOGO]










                                     SMITH BARNEY CONCERT ALLOCATION SERIES INC.

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                              FD 01233 5/98

PART B

Statement of Additional Information

May 29, 1998

Smith Barney Concert Allocation Series Inc.

HIGH GROWTH PORTFOLIO
GROWTH PORTFOLIO
GLOBAL PORTFOLIO
BALANCED PORTFOLIO
CONSERVATIVE PORTFOLIO
INCOME PORTFOLIO

388 Greenwich Street, New York, New York 10013 (800) 451-2010

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Concert Allocation Series Inc. (the "Concert Series") dated May 29, 1998 for Class A, Class B, Class C, Class Y and Class Z shares of the High Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"), as amended or supplemented from time to time (collectively the "Prospectus"), and should be read in conjunction therewith. The Concert Series currently offers eleven investment portfolios, six of which are offered hereby. Each Portfolio seeks to achieve its objective by investing in a number of open-end management investment companies or series thereof ("Underlying Smith Barney Funds") for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Mutual Management Corp. ("MMC") (Formerly Smith Barney Mutual Funds Management Inc.) or
Smith Barney Strategy Advisers Inc. ("SBSA") or Travelers Investment Management Company (TIMCO") now or in the future acts as investment adviser. The Prospectus may be obtained from a Smith Barney Financial Consultant or a Registered Representative of PFS Distributors, Inc. ("PFS"), or by writing or calling the Concert Series at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS

For ease of reference, the same section headings are used in the Prospectus and this Statement of Additional Information, except as shown below:

Caption	Page
Management of the Concert Series 	 2
Investment Objectives and Management Policies 	 5
Purchase of Shares 	 21
Redemption of Shares 	 22
Distributors 	 22
Valuation of Shares 	 24
Exchange Privilege 	 25
IRA and other Prototype Plans 	 25
Performance 	 26
Taxes (see in the Prospectus "Dividends, Distributions And Taxes") 	 29
Voting (see in the Prospectus "Additional Information") 	 31
Additional Information 	 36
Financial Statement 	 36
Appendix - Ratings of Debt Obligations 	 A-1

MANAGEMENT OF THE CONCERT SERIES

The executive officers of the Concert Series are employees of certain of the organizations that provide services to the Concert Series.
These organizations are the following:

Smith Barney and PFS 	 Distributors

MMC 	 Investment
Manager

PNC Bank, National Association ("PNC Bank") 	 Custodian
First Data Investor Services Group, Inc. ("First Data"),
	a subsidiary of First Data Corporation 	 Transfer Agent
PFS Shareholder Services (the "Sub-Transfer Agent") 	 Sub-Transfer
Agent

These organizations and the functions they perform for the Concert Series are discussed in the Prospectus and in this Statement of Additional Information.

Directors and Executive Officers of the Concert Series

The names of the directors and executive officers of the Concert Series, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of the Concert Series, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

	Walter E. Auch, Director (Age 77). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; Banyan Land Fund II; Geotek Communications Inc., an international wireless communications company. His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

	Martin Brody, Director (Age 76). Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates
Industries, Inc.  His address is c/o HMK Associates, 30 Columbia
Turnpike, Florham Park, New Jersey 07932.

	H. John Ellis, Jr., Director (Age 71).Retired. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

	Stephen E. Kaufman, Director (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10172.

	Armon E. Kamesar, Director (Age 71). Chairman of TEC, an international organization of Chief Executive Officers; Trustee, U.S. Bankruptcy Court. His address is 7328 Country Club Drive, LaJolla, California 92037.

	*Heath B. McLendon, Chairman of the Board (Age 65). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President of MMC and Travelers Investment Adviser, Inc. ("TIA"); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers, Vice Chairman of Shearson Asset Management. Mr. McLendon also serves as Chairman or Co-Chairman of 58 investment companies associated with Salomon Smith Barney Holdings Inc. ("Smith Barney Mutual Funds"). His address is 388 Greenwich Street, New York, New York 10013.


	Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone also serves as Senior Vice President and Treasurer of 41 Smith Barney Mutual Funds. His address is 388
Greenwich Street, New York, New York 10013.

	Thomas Stiles II, Vice President and Investment Officer (Age
57) Managing Director of Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Brothers Inc. ("Shearson"). His address is 388 Greenwich Street, New York, New York 10013.

	R. Jay Gerken, Vice President and Investment Officer (Age 47). Managing Director of Smith Barney and portfolio manager of one other investment company of Smith Barney Mutual Funds; prior to July 1993, Managing Director of Shearson . His address is 388 Greenwich Street, New York, New York 10013.

	Christina T. Sydor, Secretary (Age 47). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms.
Sydor also serves as Secretary of 41 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.


Each Director also serves as a director, trustee, consultant and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. As of May 15, 1998, the Directors and officers of the Fund, as a group, owned less than 1.00% of the outstanding common stock of the Fund.

No officer, director or employee of Smith Barney, PFS or any of their affiliates will receive any compensation from the Concert Series for serving as an officer or director of the Concert Series. The Concert Series pays each director who is not an officer, director or employee of Smith Barney, PFS or any of their affiliates a fee of $5,000 per annum plus $100 per Portfolio per meeting attended and reimburses travel and out-of-pocket expenses. Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they receive 50% of the annual retainer fee and meeting fees otherwise applicable to the Concert Series Directors. All Directors are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings.


The following table shows the compensation paid by Concert Series to each incumbent Director during its most recent fiscal year:


Compensation Table
		Total
	Pension or	Total	Number
	Retirement Benefits	Compensation	of Funds
	Aggregate	Accrued as Expense	From	Served in
	Name	Compensation	of Concert Series	Fund Complex	Complex
Heath B. McLendon*	None	None	None	42
Walter Auch	$14,950	None	$ 43,400	2
Martin Brody	12,950	None	119,814	19
H. John Ellis	14,950	None	41,200	1
Armon E. Kamesar	14,950	None	43,300	2
Stephen E. Kaufman	14,950	None	91,964	13

* Designates "interested director" of the Concert Series.


Investment Manager

MMC acts as investment manager to each Portfolio pursuant to separate asset allocation and administration agreements (the "Asset Allocation and Administration Agreements"). MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings") and Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). The Asset Allocation and Administration Agreements with respect to each Portfolio were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Concert Series or MMC (the "Independent Directors"), on December 14, 1995 and by the initial shareholder of the respective Portfolios on January 31, 1996. The Asset Allocation and Administration Agreements with respect to the Global Portfolio was approved by Board of Directors including a majority of Independent Directors on December 16, 1996. The Asset Allocation and Administration Agreements with respect to each Portfolio, except the Global Portfolio, was recently approved by Board of Directors including a majority of Independent Directors on June 5, 1997. Pursuant to the Asset Allocation and Administration Agreements, MMC will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objectives and policies of each Portfolio set forth in the Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest,
(b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). In addition to such services, MMC pays the salaries of all officers and employees who are employed by both it and the Concert Series, maintains office facilities for the Concert Series, furnishes the Concert Series with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Concert Series and each Portfolio, prepares reports to each Portfolio's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. MMC provides investment advisory and management services to investment companies affiliated with Smith Barney.

The management fee for each Portfolio is calculated at the annual rate of 0.35% of that Portfolio's average daily net assets. Under the Asset Allocation and Administration Agreements, MMC has agreed to bear all expenses incurred in the operation of each Portfolio other than the management fee, the fees payable pursuant to the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses. Such expenses include taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of Smith Barney or MMC; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of the prospectus for regulatory purposes and for distribution to existing shareholders; cost of shareholders' reports and shareholder meetings and meetings of the officers or Board of Directors of the Concert Series.

For the fiscal year ended January 31, 1998 and the fiscal period ended January 31, 1997, the management fees for each Portfolio were as follows:

Portfolio

		    	1998      	    1997
High Growth		$1,494,425	$528,764
Growth		  1,905,460	 678,365
Global		N/A		N/A
Balanced	  	1,102,666	 369,783
Conservative	    297,381	 109,360
Income		    169,641	   69,248

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Concert
Series. The Independent Directors of the Concert Series have selected Stroock & Stroock & Lavan LLP as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Concert Series for its fiscal year ending January 31, 1999 to examine and report on the Concert Series' financial statements and highlights.


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectus discusses the investment objectives of the Portfolios and each of the Underlying Smith Barney Funds in which the Portfolios may invest, as well as the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Underlying Smith Barney Funds may invest (and repurchase agreements in which the Portfolios and/or the Underlying Smith Barney Funds may invest), the investment policies and portfolio strategies the Underlying Smith Barney Funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the Portfolios or the Underlying Smith Barney Funds will be achieved.

The Articles of Incorporation of the Concert Series permit the Board of Directors to establish additional Portfolios of the Concert Series from time to time. The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Board of Directors at the time such Portfolios were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

MONEY MARKET INSTRUMENTS. Each of the Underlying Smith Barney Funds may invest in certain types of money market instruments which may include: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio or an Underlying Smith Barney Fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio or the Fund, as the case may be.

BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an Underlying Smith Barney Fund, depending upon the principal amount of CDs of each held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.



COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Underlying Smith Barney Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

REPURCHASE AGREEMENTS. The Portfolios and the Underlying Smith Barney Funds may purchase securities and concurrently enter into repurchase agreements with certain member banks which are the issuers of instruments acceptable for purchase by the Portfolio or the Fund, as the case may be, and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio's or a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio or Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To secure an advantageous price or yield, certain of the Underlying Smith Barney Funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an Underlying Smith Barney Fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by an Underlying Smith Barney Fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued or delayed-delivery commitments will be established at the Fund's custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund involved. On the settlement date, a Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the Fund's payment obligations).

LENDING OF PORTFOLIO SECURITIES. Certain of the Underlying Smith Barney Funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend portfolio securities to Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an Underlying Smith Barney Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the Fund and is acting as a "finder."

By lending its securities, an Underlying Smith Barney Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each Underlying Smith Barney Fund's investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

OPTIONS ON SECURITIES. Certain of the Underlying Smith Barney Funds may engage in transactions in options on securities, which, depending on the Fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain Underlying Smith Barney Funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an Underlying Smith Barney Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. An Underlying Smith Barney Fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of an Underlying Smith Barney Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an Underlying Smith Barney Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

Certain Underlying Smith Barney Funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain Underlying Smith Barney Funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

An Underlying Smith Barney Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

Although an Underlying Smith Barney Fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain of the facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Underlying Smith Barney Funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an Underlying Smith Barney Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, an Underlying Smith Barney Fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an Underlying Smith Barney Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

STOCK INDEX OPTIONS. Certain of the Underlying Smith Barney Funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.
The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

An Underlying Smith Barney Fund will engage in stock index options transactions only when determined by its adviser to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

MORTGAGE-RELATED SECURITIES. The average maturity of pass-through pools of mortgage related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed up by the full faith and credit of the U.S. Government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. Government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the Underlying Smith Barney Funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

CURRENCY TRANSACTIONS. Certain of the Underlying Smith Barney Funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An Underlying Smith Barney Fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a Fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the Fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain Underlying Smith Barney Funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a Fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the Fund cash or readily marketable securities in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a Fund may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

FOREIGN CURRENCY OPTIONS. Certain Underlying Smith Barney Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An Underlying Smith Barney Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN GOVERNMENT SECURITIES. Among the foreign government securities in which certain Underlying Smith Barney Funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organization ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used the by Underlying Smith Barney Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a Fund, but the Fund's adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

FUTURES CONTRACTS. The purpose of the acquisition or sale of a futures contract by a Fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund.

Certain of the Underlying Smith Barney Funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund and not for purposes of speculation. However, the International Equity Portfolio and the International Balanced Portfolio may also enter into futures transactions for non-hedging purposes, subject to applicable law. The ability of the Funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code"), applicable to a regulated investment company.

No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

There is no assurance that an active market will exist for future contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the Fund has anticipated, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a Fund's adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since certain Underlying Smith Barney Funds will be investing in securities denominated in currencies other than the U.S. dollar, and since certain Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Securities held by an Underlying Smith Barney Fund may not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain Underlying Smith Barney Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

The interest payable on a Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of a Fund can be expected to be higher than that of an investment company investing exclusively in the U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

FOREIGN COMMODITY EXCHANGES. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Underlying Smith Barney Fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

SHORT SALES. Certain of the Underlying Smith Barney Funds may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

When a Fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

SHORT SALES AGAINST THE BOX. Certain of the Underlying Smith Barney Funds may enter into a short sale of common stock such that when the short position is open the Fund involved owns an equal amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the Fund delivers the convertible securities to close out its short position. Although prior to delivery a Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

SWAP AGREEMENTS. Among the hedging transactions into which certain Underlying Smith Barney Funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

Certain Underlying Smith Barney Funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with PNC Bank. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

RESTRICTED SECURITIES. Certain of the Underlying Smith Barney Funds may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

REVERSE REPURCHASE AGREEMENTS. Certain Underlying Smith Barney Funds may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an Underlying Smith Barney Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

An Underlying Smith Barney Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the Fund's custodian consisting of U.S. government securities, cash or cash equivalents.

LEVERAGING. Certain of the Underlying Smith Barney Funds may from time to time leverage their investments by purchasing securities with borrowed money. A Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the Fund's asset coverage drops below 300%, the Fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Underlying Smith Barney Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate a Fund's net investment income in any given period.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITORY RECEIPTS. Certain of the Underlying Smith Barney Funds may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

WARRANTS. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an Underlying Smith Barney Fund in units or attached to securities may be deemed to be without value.

PREFERRED STOCK. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholder of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Investment Restrictions

The Concert Series has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 5 below have been adopted by the Concert Series with respect to each Portfolio as fundamental policies. Under the 1940 Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 7 through 15 may be changed by a vote of a majority of the Concert Series' Board of Directors at any time.

The investment policies adopted by the Concert Series prohibit a Portfolio from:

1. Borrowing money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b),the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3 % of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions,.

2. Making loans except that this restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

3. Engaging in the business if underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or (d) investing in real estate investment trust securities.

5. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6. Purchasing securities on margin.

7. Making short sales of securities or maintaining a short position.

8. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33-1/3% of the value of a Portfolio's total assets.

9. Investing in oil, gas or other mineral exploration or development programs.

10. Writing or selling puts, calls, straddles, spreads or combinations thereof.

11. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

12. Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for Underlying Smith Barney Funds).

13. Making investments for the purpose of exercising control or management.

14. Purchasing or retaining securities of any company if, to the knowledge of the Concert Series, any officer or director of the Concert Series or TIA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

The Concert Series may make commitments more restrictive than the restrictions listed above with respect to a Portfolio so as to permit the sale of shares of the Portfolio in certain states. Should the Concert Series determine that any such commitment is no longer in the best interests of the Portfolio and its shareholders, the Concert Series will revoke the commitment by terminating the sale of shares of the Portfolio in the relevant state. The percentage limitations contained in the restrictions listed above (other than with respect to (1) above) apply at the time of purchases of securities.

Notwithstanding the foregoing investment restrictions, the Underlying Smith Barney Funds in which the Portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Smith Barney Fund are located in its Statement of Additional Information.

Under Rule 12d(1)(G) of the 1940 Act, each Select Portfolio may invest substantially all of its assets in the Underlying Smith Barney Funds.

Because of their investment objectives and policies, the Select Portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Select Portfolios' investment programs set forth in the Prospectus, each of the Portfolios may invest more than 25% of its assets in certain Underlying Smith Barney Funds. However, each of the Underlying Smith Barney Funds in which each Fund will invest (other than the Smith Barney Utilities Fund) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Utilities Fund will invest at least 65% of its assets in securities of companies in the utility industries.

Portfolio Turnover

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described in the Prospectus.


The turnover rates of the Underlying Smith Barney Funds have ranged from 1% to 367% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; and (e) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a Portfolio for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares from Smith Barney if the aggregate investment in Class A shares of a Portfolio and in Class A shares of other funds of the Smith Barney Mutual Funds that are offered with an initial sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Concert Series reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should contact a Smith Barney Financial Consultant.




Determination of Public Offering Price

The Concert Series offers its shares to the public on a continuous basis. The public offering price for Class A shares of the Concert Series is equal to the net asset value per share at the time of purchase plus an initial sales charge based on the aggregate amount of the investment. The public offering price for Class B, Class C, Class Y and Class Z shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class C shares, and of Class A shares when purchased in amounts equaling or exceeding $500,000. The method of determining a Portfolio's net asset value is discussed below under "Valuation of Shares."

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets a Portfolio normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of a Portfolio's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a Portfolio's shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $100 may be made under the Withdrawal Plan by redeeming as many shares of a Portfolio as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Portfolio, there will be a reduction in the value of the shareholder's account and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in a Portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a Portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with First Data as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Portfolio. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. Shareholders who purchase shares directly through First Data may continue to do so and applications for participation in the Withdrawals Plan must be received by First Data no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.


DISTRIBUTORS

SMITH BARNEY. Smith Barney serves as a principal underwriter of the Concert Series on a best efforts basis pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement also gives authority to the Concert Series to use the "Smith Barney" name so long as the Distribution Agreement is in effect. To compensate its distributors for the services provided and for the expenses borne, the Concert Series has adopted a services and distribution plan (the "Plan'") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Portfolio's average daily net assets attributable to the Class A, Class B and Class C shares sold through Smith Barney. In addition, each Portfolio pays Smith Barney a distribution fee with respect to the Class B and Class C shares sold through Smith Barney primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The distribution fees applicable to Class B and Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio, accrued daily and paid monthly, are calculated at the annual rate of 0.75% of the value of a Portfolio's average daily net assets attributable to the shares of the respective Class. The distribution fees applicable to Class B and Class C shares of the Conservative Portfolio and the Income Portfolio, accrued daily and paid monthly, are calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of the Portfolio's average daily net assets attributable to the shares of the respective Class.

For the fiscal year ended January 31, 1998, Smith Barney received approximately $1,163,000 in sales charges for the sale of Class A shares. For the fiscal period ended January 31, 1998, Smith Barney received approximately $1,000, $931,000 and $28,000 representing CDSC on redemptions of the Portfolios ' Class A, Class B and Class C shares, respectively.


For the fiscal year ended January 31, 1998, the table below represents the fees which have been accrued and/or paid to Smith
Barney under the Plan. The distribution expenses for 1998 included compensation of financial consultants and printing costs of prospectuses and marketing materials.

Portfolio		Class A	Class B	Class C	Class Y	Total

High Growth	$531,389	$1,892,285		$239,000	N/A	$2,662,674
Growth	560,372	2,815,048		74,895	N/A	3,750,315
Balanced	331,374	1,569,471		243,810	N/A	2,144,655
Conservative102,331	292,108		33,250	N/A	427,689
Income	58,968	163,187		19,300	N/A	241,455


PFS. PFS, located at 3100 Breckinridge Boulevard, Building 200, Duluth, Georgia 30199-0062, also distributes shares of each Portfolio as a principal underwriter and as such conducts a continuous offering pursuant to a best efforts arrangement requiring PFS to take and pay for only such securities as may be sold to the public. The only Classes of shares being offered for sale through PFS are Class A shares and Class B shares. Pursuant to the Plan (described above), PFS is paid a service fee with respect to Class A and Class B shares of each Portfolio sold through PFS at the annual rate of 0.25% of the average daily net assets attributable to each Class. PFS is also paid a distribution fee with respect to Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio sold through PFS at the annual rate of 0.75% of the average daily net assets attributable to that Class. PFS is paid a distribution fee with respect to Class B shares of the Conservative Portfolio and the Income Portfolio sold through PFS at the annual rate of 0.50% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS, which in turn, pays PFS Investments Inc. ("PFS Investments") to pay its Investments Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Investments Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.



The payments to PFS Investments Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Investments Representatives may receive different levels of compensation for selling different Classes of shares.

PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of each Portfolio.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Concert Series' Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and Independent directors in the manner described above. The Plan may be terminated with respect to a Class of a Portfolio at any time, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney and PFS will provide the Concert Series' Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

GENERAL. Actual distribution expenses for Class B shares of each Portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each Portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carryforward amounts at a rate comparable to that paid by Smith Barney for bank borrowings. The Concert Series' Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including amounts received under the Plan and proceeds of the CDSC.


VALUATION OF SHARES

The net asset value of each Portfolio's Classes of Shares will be determined on any day that the New York Stock Exchange (the "NYSE") is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by each Portfolio in valuing its assets.

The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Concert Series' Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.





EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any Portfolio and of any other Smith Barney Mutual Fund may exchange all or part of their shares for shares of the same class of any other Portfolio or of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A shares of any fund purchased may be exchanged for Class A shares of any of the other funds.


B. Class A shares of any fund acquired by a previous exchange of shares may be exchanged for Class A shares of any of the other funds.

C. Class B shares of any fund may be exchanged without a sales charge. Class B shares of any fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

AS STATED IN THE PROSPECTUS FOR SHARES DISTRIBUTED THROUGH PFS, THE EXCHANGE PRIVILEGE IS LIMITED. Dealers other than Smith Barney must notify First Data of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a PFS Investments Representative.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney and PFS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


IRA AND OTHER PROTOTYPE PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

 	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction when AGI is $60,000 ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000- $160,000 and no deduction is permitted after $160,000.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1998.


Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

PERFORMANCE

From time to time, the Concert Series may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders. The Concert Series may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from the following industry and financial publications: BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL.


Yield

A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b/(c*d))/1] + 1)6 - 1], where

	a = dividends and interest earned during the period.
	b = expenses accrued for the period (net of reimbursement).
	c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(1+T)/n = ERV, where:

	P  = 	a hypothetical initial payment of $1,000.
	T  =	average annual total return.
	n  = 	number of years.
	ERV  = 	Ending Redeemable Value of a Hypothetical $1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. A Class' total return figures calculated in accordance with the above formula assume that the maximum applicable sales charge or maximum applicable CDSC, as the case may be, has been deducted from the hypothetical $1,000 initial investment at the time of purchase or redemption, as applicable.


	Each Portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, if any, and for the life of the Portfolio ended January 31, 1998 is as follows:


	One Year	Five Years	Life	Inception Date

High Growth 	2.86%	N/A	6.91%	2/5/96

Growth	   6.22%	N/A	8.69%	2/5/96

Balanced	6.00%	N/A	8.36%	2/5/96

Conservative	6.68%	N/A	7.67%	2/5/96

Income	6.45%	N/A	6.45%	2/5/96

	        Each Portfolio's average annual total return with respect to its Class B Shares (where applicable) for the one-year period and the life of such Portfolio's Class B shares through January 31, 1998 is as follows:

Portfolio 	One Year	Five Years	Life	Inception Date

High Growth 	2.44%	N/A	      6.86%	2/5/96

Growth	5.93%	N/A	       8.87%	2/5/96

Balanced	5.67%	N/A	8.52%	2/5/96

Conservative	6.71%	N/A	7.83%	2/5/96

Income	6.43%	N/A	6.57%	2/5/96

Each Portfolio's average annual total return with respect to its Class C Shares (where applicable) for the one-year period and for the life of such Portfolio's Class C shares through January 31, 1998 is as follows:

Portfolio 	One Year	Five Years	Life	Inception Date

High Growth 	6.44%	N/A	8.77%	2/5/96

Growth	9.92%	N/A	10.70%	2/5/96

Balanced	9.67%	N/A	10.36%	2/5/96

Conservative	10.25%	N/A	9.72%	2/5/96

Income	9.98%	N/A	8.49%	2/5/96


There is no performance information for each Portfolio's Class Y
Shares because there were no outstanding Class Y Shares as of January
31, 1998.


Each Portfolio's average annual total return with respect to its Class Z Shares (where applicable) for the life of such Portfolio's Class Z shares through January 31, 1998 is as follows:

Portfolio 	One Year	Five Years	Life	Inception Date

High Growth 	8.58%	N/A	9.69%	1/17/97

Growth	12.08%	N/A	12.85%	1/17/97

Balanced	11.82%	N/A	11.62%	1/17/97

Conservative	12.09%	N/A	11.71%	1/17/97

Income	11.88%	N/A	11.79%	1/17/97



TAXES

The following is a summary of certain Federal income tax considerations that may affect the Concert Series and its shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Concert Series .

Tax Status of the Portfolios

Each Portfolio will be treated as a separate taxable entity for Federal income tax purposes.

Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Portfolio distributes at least 90% of its net investment income.

Each Portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

Distributions of an Underlying Smith Barney Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Fund. Distributions of the excess of an Underlying Smith Barney Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of any Underlying Smith Barney Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.


Tax Treatment of Shareholders

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. If an Underlying Smith Barney Fund derives dividends from domestic corporations, a portion of the income distributions of a Portfolio which invests in that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that qualify. The dividends received deduction is reduced to the extent the shares of the Underlying Smith Barney Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the Underlying Smith Barney Fund or the shares of the Portfolio are deemed to have been held by the Underlying Smith Barney Fund, the Portfolio or the shareholders, as the case may be, for less than 46 days.

Distributions of net realized capital gain designated by a Portfolio as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Portfolio have been held by a shareholder. Distributions of capital gain, whether long- or short-term, are not eligible for the dividends received deduction.

Dividends (including capital gain dividends) declared by a Portfolio in October, November or December of any calendar year to shareholders of record on a date in such a month will be deemed to have been received by shareholders on December 31 of that calendar year, provided that the dividend is actually paid by the Portfolio during January of the following calendar year.

All dividends are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of Portfolio on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Portfolio reduce the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution but the distribution generally would be taxable to him or her.

Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis for his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the sale of shares of a Portfolio with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A gain realized on a redemption, sale or exchange will not be affected by a reacquisition of shares. A loss realized on a redemption, sale or exchange, however, will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

If a shareholder (a) incurs a sales charge in acquiring shares of the Concert Series, (b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the subsequent acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of the Concert Series shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Taxation of the Underlying Smith Barney Funds

Each Underlying Smith Barney Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Smith Barney Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Smith Barney Fund generally will not pay any federal income or excise tax.

If more than 50% in value of an Underlying Smith Barney Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying Smith Barney Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing Fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the Portfolios may invest in some Underlying Smith Barney Funds that expect to be eligible to make the above-described election. While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Smith Barney Funds, while persons who invest directly in such Underlying Smith Barney Funds may have that option.



General

The foregoing discussion related only to Federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state, local and foreign taxation.


VOTING

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Concert Series. At such a shareholder meeting called for the purpose, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Concert Series have declared that the director be removed by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

On matters submitted for consideration by shareholders of any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio or Class) are represented at the meeting in person or by proxy. A Portfolio or Class shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio or Class in the matter are identical or that the matter does not affect any interest of the Portfolio or Class. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the Portfolio affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Concert Series shares voting without regard to Portfolio.

As of May 15, 1998, to the knowledge of the Fund and the Board of Directors, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund with the exception of the following:

Balanced Portfolio

Class A

PFS Shareholder Services (A)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 11,527,180.507 (79.23%) shares

Class B

PFS Shareholder Services (B)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 9,010,451.459 (54.61%) shares

Class Z

Citibank NA
Travelers Group Master Tr  Savings
Investment & Stock Ownership
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 251,762.792 (76.24%) shares



Citibank NA
Travelers Group Master Trust
401k Savings Plan
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 78,450.472 (23.76%) shares

Conservative Portfolio

Class A

PFS Shareholder Services (A)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 4,044,740.550 (87.10%) shares

Class B

PFS Shareholder Services (B)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 2,945,315.527 (68.09%) shares

Class C

Frank A Abacherli
Shirley M. Abacherli TTEES
FBO Abacherli Family Trust
DTD 10/06/89
29875 Newport Road
Menifee, CA 92584-9524
owned 40,241.54 (8.91%) shares

Sharon Columbo
32 Ella Street
Valley Stream, NY 11580-3119
owned 22,733.374 (5.03%) shares




Class Z

Citibank NA
Travelers Group Master Tr  Savings
Investment & Stock Ownership
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 52,099.324 (66.34%) shares

Citibank NA
Travelers Group Master Trust
401k Savings Plan
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 26,429.839 (33.66%) shares


Global Portfolio

Class A

PFS Shareholder Services (A)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 132,099.414 (96.62%) shares


Class B

PFS Shareholder Services (B)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 106,457.997 (88.47%) shares

Class C

Sandra S. Dubois
Smith Barney Inc. Rollover Cust.
12 Front Street
Rumford, ME 04276-2308
owned 3,668.942 (45.55%) shares

Denise D. Carrier
Smith Barney Inc. Rollover Cust.
PO Box 518
Dixfield, ME 04224-0518
owned  1,663.894 (20.66%) shares

Dennis L. Pageler ACF
Nicole L. Pageler U/CO/UTMA
8619 Piute Row
Parker, CO 80134-5717
owned 1,272.265 (15.80%) shares


Growth Portfolio

Class A

PFS Shareholder Services (A)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 17,328,632.369 (75.29%) shares

Class B

PFS Shareholder Services (B)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 13,016,681.671 (46.56%) shares

Class Z

Citibank NA
Travelers Group Master Tr  Savings
Investment & Stock Ownership
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 241,644.736 (76.75%) shares

Citibank NA
Travelers Group Master Trust
401k Savings Plan
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 73,207.815 (23.25%) shares

High Growth Portfolio

Class A

PFS Shareholder Services (A)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 17,821,267.417 (83.43%) shares


Class B

PFS Shareholder Services (B)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 11,566,431.532 (60.70%) shares

Class Z

Citibank NA
Travelers Group Master Tr  Savings
Investment & Stock Ownership
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 216,053.499 (70.35%) shares

Citibank NA
Travelers Group Master Trust
401k Savings Plan
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 91,081.020 (29.65%) shares

Income Portfolio

Class A

PFS Shareholder Services (A)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 2,113,663.609 (79.85%) shares

Class B

PFS Shareholder Services (B)
Attn. Jay Barnhill
3100 Breckinridge Blvd.
Duluth, GA 30199
owned 1,392,732.276 (55.52%) shares

Class C Shares

Frontier Trust Company as TTEE
Citizens State Bank Salary Savings
111 Monument Circle Ste. 3100
Indianapolis, IN 46204-5100
owned 19,461.916 (6.21%) shares

Thomas Mitchell Ashe TTEE
FBO Morris R. Watson Marital Trust
U/A/D 1/17/90
5401 Business Park  S. Ste. 126
Bakersfield, CA 93309-2857
owned 16,773.837 (5.35%) shares

Rita Diana
Smith Barney Inc. IRA Custodian
108 Palmetto Lane Road
Milford, PA 18337
owned 16, 629.173 (5.31%) shares

Class Z

Citibank NA TTEE
Travelers Group Master Trust
401k Savings Plan
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 43,659.758 (52.00%) shares

Citibank NA TTEE
Travelers Group Master Tr  Savings
Investment and  Stock Ownership
Attn. Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 40,294.338 (48.00%) shares



ADDITIONAL INFORMATION

The Concert Series was incorporated in Maryland on August 11, 1995.

Portfolio securities and cash owned by the Concert Series are held in the custody of PNC Bank, National Association, 17th and Chestnut
Streets, Philadelphia, Pennsylvania 19103.

In the event of the liquidation or dissolution of the Concert Series, shareholders of a Portfolio are entitled to receive the assets belonging to that Portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Portfolios, of any general assets not belonging to any particular Portfolio that are available for distribution.


FINANCIAL STATEMENTS

The Concert Series' Annual Report for the fiscal year ended January 31, 1998 is incorporated herein by reference in its entirety.



APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND (AND NOTE) RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.





PART C

	Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C of this Registration Statement.

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

         Included in Part A:

                Financial Highlights are incorporated by reference to Part A filed herewith.

         Included in Part B:

               The Registrant's Annual Report for the year ended January 31, 1998 and the Report of Independent Accountants are incorporated by reference to the Definitive 30b-1 filed on April 21, 1998 as Accession #91155-98-272.

         Included in Part C:

           Consent of Independent Accountants is filed herewith.

(b) Exhibits

b.	Exhibits:

	1.	Articles of Incorporation of the Registrant is incorporated by reference to Registrant's Registration Statement Pre-Effective Amendment No. 1 on Form N-1A as filed on January 23, 1996 (the "Registration Statement").

	1(a)	Articles Supplementary to the Articles of Incorporation of the
Registrant dated October 28, 1996 is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed on October 31, 1996 ("Post-Effective Amendment No. 4").

	2.	Restated By-Laws of the Registrant is incorporated by reference to the Registration Statement.

	3.	Inapplicable.

	4.(a)	Registrant's form of stock certificates for Class A, B, C and Y shares of the High Growth Portfolio is incorporated by reference the Registration Statement.

	(b)	Registrant's form of stock certificates for Class A, B, C and Y shares of the Growth Portfolio is incorporated by reference to the Registration Statement.

	(c)	Registrant's form of stock certificates for Class A, B, C and Y shares of the Balanced Portfolio is incorporated by reference to the Registration Statement.

	(d)	Registrant's form of stock certificates for Class A, B, C and Y shares of the Conservative Portfolio is incorporated by reference to the Registration Statement.

	(e)	Registrant's form of stock certificates for Class A, B, C and Y shares of the Income Portfolios incorporated by reference to the Registration Statement.

	(f)	Registrant's form of stock certificate for shares of the Smith
Barney Concert Series - Select High Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement as filed August 13, 1996 ("Post-Effective Amendment No. 3").

	(g)	Registrant's form of stock certificate for shares of the Smith
Barney Concert Series - Select Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(h)	Registrant's form of stock certificate for shares of the Smith
Barney Concert Series - Select Balanced Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(i)	Registrant's form of stock certificate for  shares of the Smith
Barney Concert Series - Select Conservative Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(j)	Registrant's form of stock certificate for shares of the Smith
Barney Concert Series - Select Income Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(k)	Registrant's form of stock certificate for Class Z shares of the
High Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 5.

	(l)	Registrant's form of stock certificate for Class Z shares of the
Growth Portfolio is incorporated by reference to Post-Effective Amendment No.
5.

	(m) 	Registrant's form of stock certificate for Class Z shares of the
Balanced Portolio is incorporated by reference to Post-Effective Amendment No.
5.

	(n)	Registrant's form of stock certificate for Class Z shares of the
Conservative Portfolio is incorporated by reference to Post-Effective
Amendment No. 5.


	(o)	Registrant's form of stock certificate for Class Z shares of the
Income Portfolio is incorporated by reference to Post-Effective Amendment No.
5.


	(p)	Registrant's form of stock certificate for Class A, B, C and Y shares of the Global Portfolio will be filed by amendment.

	5.(a)	Form of Asset Allocation and Administration Agreement between the
Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to the Registration Statement for each of the following:

	(i)	High Growth Portfolio

	(ii)	Growth Portfolio

	(iii)	Balanced Portfolio

	(iv)	Conservative Portfolio

	(v)	Income Portfolio

	(vi)	Global Portfolio


	5.(b)	Form of Asset Allocation and Administration Agreement between the
Registrant and Travelers Investment Adviser, Inc. is incorporated by reference to Post-Effective Amendment No. 4 for each of the following:


	(i)	Select High Growth Portfolio

	(ii)	Select Growth Portfolio

	(iii)	Select Balanced Portfolio

	(iv)	Select Conservative Portfolio

	(v)	Select Income Portfolio

	6.(a)	Form of the Distribution Agreement between the Registrant and
Smith Barney Inc. is incorporated by reference to the Registration Statement.

	(b)	Form of the Distribution Agreement between the Registrant and PFS
Distributors, Inc. is incorporated by reference to the Registration Statement.

	(c)	Form of Participation Agreement between the Registrant and
Travelers Fund BD for Variable Annuities and Travelers Fund BD II for Variable Annuities is incorporated by reference to Post-Effective Amendment No. 4.

	7.	Inapplicable.



	8	Form of Custodian Agreement between the Registrant and PNC Bank,
National Association is incorporated by reference to the Registration
Statement.

	9.(a)	Form of Transfer Agency and Service Agreement between the
Registrant and The Shareholder Services Group, Inc. is incorporated by reference to the Registration Statement.

	(b)	Form of Sub-Transfer Agency Agreement between the Registrant and
PFS Shareholders Services is incorporated by reference to the Registration Statement.

	10.	Opinion and Consent of Willkie Farr & Gallagher as to legality of the series of shares being registered is incorporated by reference to the Registration Statement and Post-Effective
Amendment No. 4.


	11.	Consent of Independent Public Accountants is filed herein.


	12.	Inapplicable.

	13.	Form of Purchase  Agreement  between the  Registrant  and the
Purchaser of the initial shares is incorporated by reference to the Registration Statement.

	14.	Inapplicable.

	15.	Form of Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated by reference to the Registration Statement.

	16.	Inapplicable.

	17.	Inapplicable.

	18.	Form of Multiple  Class Plan pursuant to Rule 18f-3(d) of the
Investment Company Act of 1940 is incorporated by reference to the Registration Statement.

Item 25.	Persons Controlled by or Under Common Control with Registrant.

			None.

Item 26. 	Number of Holders of Securities.

		As of May 15, 1998			Record Holders
		Balanced Portfolio Class A		1,478
		Balanced Portfolio Class B 		4,990
		Balanced Portfolio Class C		1,812
		Balanced Portfolio Class Y		3
		Balanced Portfolio Class Z		2

		Income Portfolio Class A	 	195
		Income Portfolio Class  B		542
		Income Portfolio Class  C		471
		Income Portfolio Class  Y		3
		Income Portfolio Class Z		2

		High Growth Portfolio Class A		5,162
		High Growth Portfolio Class B		11,697
		High Growth Portfolio Class C		4,173
		High Growth Portfolio Class Y		4
		High Growth Portfolio Class Z		2

		Conservative Portfolio Class A	278
		Conservative Portfolio Class B	776
		Conservative Portfolio Class C	577
		Conservative Portfolio Class Y	3
		Conservative Portfolio Class Z	2


		Growth Portfolio Class A		5,066
		Growth Portfolio Class B		14,728
		Growth Portfolio Class C		4,119
		Growth Portfolio Class Y		3
		Growth Portfolio Class Z		2

		Global Portfolio Class A		13
		Global Portfolio Class B		17
		Global Portfolio Class C		20
		Global Portfolio Class Y		0
		Global Portfolio Class Z		0

		Select High Growth Portfolio		3
		Select Growth Portfolio			3
		Select Balanced Portfolio		3
		Select Conservative Portfolio		3
		Select Income Portfolio			3

Item 27. Indemnification.

	The response to this item is incorporated by reference to the Registrant Statement filed with the SEC on January 23, 1996.

Item 28.	Business or Other Connections of Investment Adviser.

Investment Adviser -- Mutual Management Corp., formerly known as Smith Barney Mutual Funds Management, Inc.


MMC was incorporated in December 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon
Smith Barney  Holdings Inc.,  which in
turn is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). MMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 28 of officers and directors of MMC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by SBMFM pursuant to the Advisers Act (SEC File No. 801-8314).

Travelers Investment Adviser, Inc. ("TIA") was incorporated in June 1996 under the laws of the State of Delaware. TIA is a wholly owned subsidiary of The Plaza Corporation which, in turn, is an indirect wholly owned subsidiary of Travelers. TIA is registered as an investment adviser under the Advisers Act.

The list required by this Item 28 of officers and directors of TIA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by TIA pursuant to the Advisers Act (SEC File No. 801-52365).


Item 29.	Principal Underwriters.

Smith Barney Inc. ("Smith Barney") also serves as distributor for each of the following investment companies:

	(a)	Smith Barney Inc. ("Smith Barney ") acts as principal underwriter for
Consulting Group Capital Markets Funds
Global Horizons Investment Series (Cayman Islands)
Greenwich Street California Municipal Fund Inc.
Greenwich Street Municipal Fund Inc.
Greenwich Street Series Fund
High Income Opportunity Fund Inc.
The Italy Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio II Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Fund Inc.
Puerto Rico Daily Liquidity Fund Inc.
Puerto Rico	Equity Index and Income Fund Inc.
Smith Barney Adjustable Rate Government Income Fund
Smith Barney Aggressive Growth Fund Inc.
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Intermediate Municipal Fund, Inc.
Smith Barney Investment Funds Inc.
Smith Barney Investment Trust
Smith Barney Managed Governments Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Fund, Inc.
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney Natural Resources Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund Inc.
Smith Barney Principal Return Fund
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust
Smith Barney Variable Account Funds
Smith Barney World Funds, Inc.
Smith Barney Worldwide Special Fund N.V. (Netherlands Antilles)
Travelers Series Fund Inc.
The USA High Yield Fund N.V.(Netherlands Antilles)
Worldwide Securities Limited  (Bermuda)
Zenix Income Fund Inc. and various series of unit investment trusts.

	(b)	The information required by this Item 29(b) with respect to
each director and officer of Smith Barney is incorporated by reference to Schedule A of the Form BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934 (File No. 8-8177).

	(c)	Inapplicable.


Item 30.	 Location of Accounts and Records.

	Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the
"Investment Company Act"), and the Rules promulgated thereunder are maintained by Smith Barney Inc., 388 Greenwich Street, New York, New York 10013.

	Records relating to the duties of the Registrant's custodian are maintained by PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania. Records relating to the duties of the Registrant's transfer agent are maintained by First Data Investor Services Group, Inc., Exchange Place, Boston, Massachusetts.

Item 31.	 Management Services.

		Inapplicable.

Item 32.	Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to
comply  with the provisions  of  Section  16(c)  of  the  Investment   Company
Act  relating  to shareholder communications.

The Registrant hereby undertakes, insofar as indemnification for liability arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, to indemnify the Directors, officers and controlling persons of the Registrant. The Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the
Registration Statement pursuant to Rule 485   (b)     under the
Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in
the City of New York and State of New York on the     28th day of May,
1998.


						By:/s/ Heath B. McLendon
						Heath B. McLendon
						Chairman of the Board of Directors


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures		Title					Date


/s/ Heath B. McLendon	Director, and
(Heath B. McLendon)	Chief Executive Officer
   4/24/98

Signature

Title
Date

/s/ Heath B. McLendon
Heath B. McLendon

Director; Chairman of
the Board
May 28, 1998

/s/ Lewis E. Daidone
Lewis E. Daidone
Senior Vice President;
Treasurer (Principal
Accounting Officer)

May 28, 1998


/s/ Walter E. Auch*
Walter E. Auch

Director
May 28, 1998

/s/ Martin Brody*
Martin Brody
Director

May 28, 1998


/s/ H. John Ellis*
H. John Ellis

Director
May 28, 1998

/s/ Stephen E.
Kaufman*
Stephen E. Kaufman
Director
May 28, 1998


/s/ Armon E. Kamesar*
Armon E. Kamesar
Director

May 28, 1998



* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated January 23, 1996.

/s/ Heath B. McLendon
Heath B. McLendon



EXHIBIT INDEX


EXHIBIT NO.		NAME

11 Auditors' Consent